AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 17, 1998
                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                   ----------
                                SUPERIOR BANK FSB
        (Exact name of registrant as specified in governing instruments)

                                   ----------
                                  UNITED STATES
         (State or Other Jurisdiction of Incorporation or Organization)

                                   13-3614142
                     (I.R.S. Employer Identification Number)

                                   ----------
                               ONE LINCOLN CENTRE
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (708) 916-4000
          (Address and telephone number of principal executive offices)

                                   ----------
                               WILLIAM C. BRACKEN,
                            SENIOR VICE PRESIDENT AND
                            CHIEF FINANCIAL OFFICER,
                                SUPERIOR BANK FSB
                               ONE LINCOLN CENTRE
                        OAKBROOK TERRACE, ILLINOIS 60181
                                 (708) 916-4000
            (Name, address and telephone number of agent for service)

                                   ----------
                                   COPIES TO:

                                                     KATHRYN CRUZE, ESQ.
       LAWRENCE S. RIGIE, ESQ.                     THACHER PROFFITT & WOOD
  777 WESTCHESTER AVENUE - SUITE 204               TWO WORLD TRADE CENTER
     WHITE PLAINS, NEW YORK 10604                 NEW YORK, NEW YORK 10048

                                   ----------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest plans, please check the following box. |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                                   ----------

                                                   CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                                                                 PROPOSED
                                                                         PROPOSED                 MAXIMUM                 AMOUNT OF
         TITLE OF SECURITIES                   AMOUNT                     MAXIMUM            AGGREGATE OFFERING         REGISTRATION
          BEING REGISTERED                BEING REGISTERED             OFFERING PRICE              PRICE                     FEE
------------------------------------------------------------------------------------------------------------------------------------
AFC Mortgage Loan Asset Backed
Certificates ........................     $2,375,240,872.08                100%(1)           $2,375,240,872.08           $590,000(2)
====================================================================================================================================

(1)   Estimated solely for the purpose of calculating the registration fee.

(2) $375,240,872.08 aggregate principal amount of AFC Mortgage Loan Asset Backed Certificates registered by the Registrant under Registration Statement No. 333-39199 referred to below and not previously sold are consolidated in this Registration Statement pursuant to Rule 429. All registration fees in connection with such unsold amount of AFC Mortgage Loan Asset Backed Certificates have been previously paid by the Registrant under the foregoing Registration Statement. Accordingly, the total amount registered under the Registration Statement as so consolidated as of the date of this filing is $2,375,240,872.08.

                                   ----------

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

     Pursuant to Rule 429 of the Securities Act of 1933, the prospectus which is a part of this Registration Statement is a combined prospectus and includes all the information currently required in a prospectus relating to the securities covered by Registration Statement No. 333-39199 previously filed by the Registrant. This Registration Statement, which relates to $2,375,240,872.08 aggregate principal amount of AFC Mortgage Loan Asset Backed Certificates, constitutes Post-Effective Amendment No. 1 to Registration Statement No. 333-39199.



                                        CROSS REFERENCE SHEET FURNISHED PURSUANT TO RULE 404(a)


                  ITEM AND CAPTION IN FORM S-3                           LOCATION IN PROSPECTUS
                  ----------------------------                           ----------------------

1.  Forepart of Registration Statement and Outside Front
      Cover Page of Prospectus........................................   Forepart of Registration Statement and Outside Front
                                                                         Cover Page of Prospectus
2.  Inside Front and Outside Back Cover Pages of
      Prospectus......................................................   Inside Front Cover Page of Prospectus and Outside Back
                                                                         Cover Page of Prospectus
3.  Summary Information, Risk Factors and Ratio of Earnings
      to Fixed Charges................................................   Summary of Prospectus; Risk Factors
4.  Use of Proceeds...................................................   Use of Proceeds
5.  Determination of Offering Price...................................             *
6.  Dilution..........................................................             *
7.  Selling Security Holders..........................................             *
8.  Plan of Distribution..............................................   Method of Distribution
9.  Description of the Securities to be Registered....................   Summary of Prospectus; The  Mortgage Pool; Certain
                                                                         Yield and Prepayment Considerations; Description of the
                                                                         Certificates**
10. Interests of Named Experts and Counsel............................             *
11. Material Changes..................................................   Financial Information
12. Incorporation of Certain Information by Reference.................   Incorporation of Certain Information by Reference
13. Disclosure of Commission Position on Indemnification
      for Securities Act Liabilities..................................   See page II-1

----------
*   Answer negative or item inapplicable.
**  To be completed from time to time by Prospectus Supplement.

INFORMATION CONTAINED IN THIS PRELIMINARY PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME A FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS IS DELIVERED. THIS PRELIMINARY PROSPECTUS SUPPLEMENT AND PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


                              SUBJECT TO COMPLETION
             PRELIMINARY PROSPECTUS SUPPLEMENT DATED AUGUST 17, 1998


PROSPECTUS SUPPLEMENT
(To Prospectus dated ____________, 199_)

                                        $
           AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 199 - ,
                    CLASS A CERTIFICATES, % PASS-THROUGH RATE
                               SUPERIOR BANK FSB,
                                    DEPOSITOR

     The Series 199_ AFC Mortgage Loan Asset Backed Certificates (the "Certificates") will consist of the Class A Certificates, the Class S Certificates (the Class A and Class S Certificates collectively, the "Senior Certificates") and the Class R Certificates. Only the Class A Certificates are offered hereby. The Class A Certificates will evidence a senior fractional undivided interest in a trust fund, designated as AFC Mortgage Loan Asset Backed Certificates, Series 199_ (the "Trust Fund"), consisting of a pool of conventional fixed rate and adjustable rate, one- to four-family, multifamily, [and commercial] first and second mortgage loans] (the "Mortgage Loans") originated or purchased by Superior Bank FSB (the "Depositor") and to be deposited by the Depositor into the Trust Fund for the benefit of the Certificateholders, all monies collected thereon (other than the Depositor's Yield as described in the Prospectus and amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date), the Certificate Insurance Policy described herein and certain other property. The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be entered into among the Depositor, the Lee Servicing Company division of the Depositor, as servicer (the "Servicer") and ____________ Bank, as trustee (the "Trustee"). In the event there are insufficient funds to distribute the entire amounts due on both the Class A Certificates and the Class S Certificates on any Remittance Date (as defined herein), the funds that are available will be distributed on a pro rata basis to the Class A Certificateholders and the Class S Certificateholders based on the total distributions that would otherwise be payable. The rights of the holders of the Class R Certificates to receive distributions with respect to the Mortgage Loans will be subordinated to the rights of the holders of the Senior Certificates to the extent described herein. Distributions on the Class A Certificates will be made on the 25th day of each month or, if such day is not a business day, then on the next business day, commencing on ________, 199 (each, a "Remittance Date"), except that in no event shall the Remittance Date occur less than two business days following the related Determination Date (as defined herein).

     [The Senior Certificates will be unconditionally and irrevocably guaranteed as to payment of the Class A Remittance Amount and the Class S Remittance Amount (each as defined herein) to the extent described herein on each Remittance Date pursuant to the terms of a Certificate Insurance Policy to be issued by ______.]

                      [Certificate Insurer's Service Mark]

     There is currently no secondary market for the Class A Certificates. (the "Underwriters") intend to make a secondary market in the Class A Certificates, but are not obligated to do so. There can be no assurance that a secondary market for the Class A Certificates will develop or, if it does develop, that it will continue. The Class A Certificates will not be listed on any securities exchange.

     It is a condition of the issuance of the Class A Certificates that they be _________________________________ rated [not lower than] "____" by ___________.

     [The interests of the owners of the Class A Certificates (the "Certificate Owners") will be represented by book-entries on the records of The Depository Trust Company and participating members thereof. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the Prospectus.]

     As described herein, a "real estate mortgage investment conduit" ("REMIC") election will be made in connection with the Trust Fund for federal income tax purposes. Each class of Senior Certificates will constitute "regular interests" in the REMIC. The Class R Certificates will constitute the sole class of "residual interest" in the REMIC. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

     PROCEEDS OF THE ASSETS IN THE TRUST FUND, INCLUDING THE CERTIFICATE INSURANCE POLICY, ARE THE SOLE SOURCE OF PAYMENTS ON THE CLASS A CERTIFICATES. THE CLASS A CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR OR ANY OF ITS AFFILIATES. NEITHER THE CLASS A CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE DEPOSITOR OR ANY OF ITS AFFILIATES.

                                   ----------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
 UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ----------

   THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     Prospective investors should consider the factors set forth under "Risk Factors" herein.

======================================================================================================
                                               PRICE TO          UNDERWRITING           PROCEEDS TO
                                               PUBLIC(1)           DISCOUNT           DEPOSITOR(1)(2)
------------------------------------------------------------------------------------------------------
Per Class A Certificate..................          %                     %                      %
Total....................................       $                    $                     $
======================================================================================================


(1) Plus accrued interest from _______ 1, 199 .
(2) Before deducting expenses payable by the Depositor estimated to be $______.

                                   ----------

     The Class A Certificates are offered subject to receipt and acceptance by the Underwriters, to prior sale and to the Underwriters' right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the Class A Certificates will be made solely in book-entry form through the facilities of The Depository Trust Company, on or about ________, 199 , against payment therefor in immediately available funds.

                                 [UNDERWRITERS]

          The date of this Prospectus Supplement is ___________, 199 .

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CLASS A CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                                   ----------

                             ADDITIONAL INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended, with respect to the Class A Certificates. This Prospectus Supplement and the Prospectus, which forms a part of the Registration Statement, omits certain information contained in such Registration Statement pursuant to the Rules and Regulations of the Commission. The Registration Statement and the exhibits thereto can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and certain of its Regional Offices located as follows: Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                          REPORTS TO CERTIFICATEHOLDERS

     Periodic and annual reports concerning the Trust Fund are required under the Pooling and Servicing Agreement to be forwarded to Certificateholders. Such reports will not be examined and reported on by an independent public accountant. See "Description of the Certificates--Reports to Certificateholders" in the Prospectus.

           THE OFFERED CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES ISSUED BY THE DEPOSITOR AND ARE BEING OFFERED PURSUANT TO ITS PROSPECTUS DATED , 199 OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

                                   ----------

     UNTIL ________, 199_ ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

--------------------------------------------------------------------------------

                        SUMMARY OF PROSPECTUS SUPPLEMENT

           This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the Prospectus. Certain capitalized terms used in this summary are defined elsewhere herein or in the Prospectus. A listing of the pages on which some of such terms are defined is found in the "Index of Principal Definitions" in the Prospectus.

Title of Securities........AFC Mortgage Loan Asset Backed Certificates, Series
                             199 - , Class A.

Depositor..................Superior Bank FSB, a federally chartered stock savings bank (the "Depositor") will deposit into the Trust Fund mortgage loans originated or purchased by the Depositor. See "The Depositor" in the Prospectus and herein.

Servicer...................The Lee Servicing Company division of the Depositor
                             (the "Servicer" or the "Lee Servicing Division"). See "The Servicer" in the Prospectus and herein.

Trustee....................          , a             . See "The Trustee" herein.

Cut-off Date...............        1, 199  .

The Class A Certificates...The Class A Certificates will have a principal
                             balance of $     (the initial "Class A Principal
                             Balance") as of the date of issuance, and will
                             accrue interest at the per annum rate of   % (the
                             "Class A Pass-Through Rate"). The Class A
                             Certificates will represent a senior undivided ownership interest in a trust fund designated as AFC Mortgage Loan Asset Backed Certificates, 199 - (the "Trust Fund"), consisting of a pool (the "Mortgage Pool") of fixed rate and adjustable rate residential [and commercial] first and second mortgage loans (the "Mortgage Loans") with an aggregate principal balance of $ as of the Cut-off Date, after giving effect to all payments collected prior to the Cut-off Date (the "Original Pool Principal Balance"), all proceeds thereof (other than the Depositor's Yield as described in the Prospectus and amounts received on or after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date) collected on or after the Cut-off Date, the Certificate Insurance Policy and certain other property. See "Description of the Certificates--General" herein. The Class A Certificates will be issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of the Cut-off Date,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             among the Depositor, the Servicer and         , as
                             trustee (the "Trustee").

The Class S Certificates...The Class S Certificates will accrue interest on the aggregate principal balance of the Mortgage Loans
                             at a per annum rate equal to   % of the excess of
                             the weighted average of the Mortgage Rates (as defined herein) over the sum of the Class A Pass-Through Rate, the rates at which the Servicing Fee (as defined herein) and the fee of the Trustee are calculated and the maximum rate at which the fee of the Certificate Insurer is calculated. The Class S Certificates will not have a principal balance and will not be entitled to distributions in respect of principal. In the event there are insufficient funds to distribute the entire amounts due on both the Class S Certificates and the Class A Certificates on any Remittance Date, the funds that are available will be distributed on a pro rata basis to the Class A Certificateholders and the Class S Certificateholders based on the total distributions that would otherwise be payable. See "Description of the Certificates--Distributions" herein.

Denominations..............The Class A Certificates will be issued in percentage interests (each, a "Percentage Interest")
                             corresponding to minimum denominations of $     and
                             integral multiples of $    in excess thereof;
                             provided, however, that one Class A Certificate may be issued in an amount less than such minimum denomination such that the aggregate initial principal balance of all Class A Certificates shall equal the initial Class A Principal Balance.

[Registration of
Class A Certificates]......[The Class A Certificates will initially be represented by one or more certificates registered in the name of CEDE & Co., the nominee of DTC, and will only be available in the form of book-entries on the records of DTC, Participants and indirect participants for the benefit of the Certificate Owners except that the one Class A Certificate issued in a denomination less than $100,000 may be issued in registered definitive form. Certificates representing the Class A Certificates will be issued in definitive form only under the limited circumstances described in the Prospectus. All references herein to "holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             such rights through DTC and participating members thereof, except as otherwise specified in the Prospectus. See "Risk Factors" in the Prospectus and "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the Prospectus.]

Interest Distributions.....Interest shall accrue on each Class A Certificate at the Class A Pass-Through Rate, and shall be distributable, to the extent of the Amount Available (as defined herein) remaining, if the Remittance Date (as defined below) is prior to the Cross-Over Date (as defined herein), or to the extent of the Net Excess Amount Available (as defined herein), if the related Remittance Date is on or after the Cross-Over Date (subject to the third paragraph under the caption "Principal Distributions" below) after any required payments on the Class S Certificates are made as described herein (the "Class S Remittance Amount"), on the 25th day of each month, or if such day is not a business day, the following business day, commencing , 199 (each, a "Remittance Date"). With respect to each Remittance Date, 30 days' interest accrued at the Class A Pass-Through Rate on the aggregate Class A Principal Balance is referred to herein as the "Class A Interest Remittance Amount". Interest with respect to the Class A Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months. See "Description of the Certificates--Distributions" herein.

Principal Distributions....Holders of the Class A Certificates will be entitled to receive on each Remittance Date (subject to the next two succeeding paragraphs), to the extent of the Amount Available, if the Remittance Date is prior to the Cross-Over Date, or to the extent of the Net Excess Amount Available, if the Remittance Date is on or after the Cross-Over Date, remaining after distributions on the Class S Certificates are made and interest distributions on the Class A Certificates are made and to the extent of the Class A Principal Balance then outstanding plus any amounts described in clauses (iv) (to the extent the amount in clause (iv) represents prior Insured Payments or interest thereon) and (v) below, a distribution allocable to principal which will, as more fully described herein, include (i) the principal portion of all scheduled and unscheduled payments received on the Mortgage

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Loans during the immediately preceding calendar month (the "Due Period"), including prepayments, the proceeds of any related insurance policy ("Insurance Proceeds"), proceeds received in connection with the liquidation of any defaulted Mortgaged Loans, by foreclosure or otherwise, net of fees and advances reimbursable therefrom ("Net Liquidation Proceeds") and condemnation, eminent domain and release of lien proceeds ("Released Mortgaged Property Proceeds"), (ii) the principal portion of all proceeds deposited into the Principal and Interest Account (as defined herein) in connection with the repurchase or substitution of a Mortgage Loan for which there is defective loan documentation or a breach of a representation or warranty, (iii) the Unrecovered Class A Portion (as defined herein), (iv) the Class A Carry-Forward Amount (as defined herein), (v) any Mortgagor payments or Monthly Advances which are recovered from Class A Certificateholders as a voidable preference pursuant to a final, non-appealable order under the United States Bankruptcy Code and
                             (vi) any additional amount which may be required so that the Class A Principal Balance for such Remittance Date will equal the Scheduled Class A Principal Balance (as defined herein). As to the final Remittance Date in connection with the purchase by the Servicer or the Certificate Insurer of all the Mortgage Loans and REO Properties pursuant to the Pooling and Servicing Agreement, the Class A Principal Remittance Amount shall be a Class A Principal Balance plus the Class A Carry-Forward Amount (to the extent it represents prior Insured Payments or interest thereon) plus any amount described in clause (v) above.

                           With respect to each Remittance Date the lesser of
                             (i) the Class A Principal Balance plus any amounts described in clauses (iv) (to the extent the amount in clause (iv) represents prior Insured Payments or interest thereon) and (v) of the preceding paragraph and (ii) the aggregate of the amounts described in clauses (i) through (vi), inclusive, of the preceding paragraph, is referred to herein as the "Class A Principal Remittance Amount" which together with the Class A Interest Remittance Amount constitutes the "Class A Remittance Amount" for such Remittance Date. The Certificate Insurer, as

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             subrogee of the Class A Certificateholders to the extent of Insured Payments, will be entitled to any payments on the Class A Certificates in respect of that portion of the Class A Carry-Forward Amount representing amounts previously covered by Insured Payments and interest accrued thereon. See "Description of the Certificates--Distributions" and "The Certificate Insurance Policy and the Certificate Insurer" herein.

                           Notwithstanding the foregoing, in the event that
                             the Amount Available or Net Excess Amount
                             Available, as the case may be, is insufficient to distribute the entire amount of the Class S Remittance Amount and Class A Remittance Amount on a Remittance Date, the Amount Available or Net Excess Amount Available, as the case may be, shall be distributed to the Class A Certificateholders and the Class S Certificateholders in proportion to the total respective distributions on each such class of Certificates that would otherwise have resulted absent such shortfall.

Excess Spread..............On any Remittance Date prior to the Cross-Over Date
                             (as defined herein) holders of the Class A
                             Certificates and Class S Certificates will have a prior right to 100% of the Excess Spread (as defined herein) (the "Monthly Excess Spread Amount") received from the Servicer to fund the amount by which the sum of the Class A Remittance Amount and the Class S Remittance Amount exceeds the Available Remittance Amount for such Remittance Date. In addition, on any Remittance Date prior to the Cross-Over Date, to the extent not previously distributed as described in the foregoing sentence, the Monthly Excess Spread Amount will be distributed to the Class A Certificateholders to be applied to further reduce the Class A Principal Balance if and to the extent the aggregate amount of the Monthly Excess Spread Amount distributed to the Class A Certificateholders and Class S Certificateholders since the date of issuance of the Certificates (the "Cumulative Spread Receipts") is less than the sum of an amount specified by the Certificate Insurer (the "Specified Spread Requirement") plus the aggregate of, as to each Liquidated Mortgage Loan (as defined herein) that became such since the date of issuance of the Certificates, an amount (not less than zero or greater

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             than the related Principal Balance) equal to the excess, if any, of (i) the related Principal Balance over (ii) the portion of the related Net Liquidation Proceeds actually distributed to Class A Certificateholders; provided, however, that after distributions with respect to principal as described under the first paragraph under "Principal Distributions" above, in no event will a payment be made pursuant to this sentence that will result in the excess of the Pool Principal Balance over the Class A Principal Balance being greater than the Specified Spread Requirement. On any Remittance Date on and after which the amount specified by the Certificate Insurer (the "Subordinated Amount") is reduced to zero (the "Cross-Over Date"), the entire Excess Spread will be distributed to the Holders of the Class R Certificates (after payment of certain amounts reimbursable to the Servicer or the Depositor).

[Certificate Insurance
  Policy...................         , a                  (the "Certificate
                             Insurer") will issue a Certificate insurance policy (the "Certificate Insurance Policy") pursuant to which it will irrevocably and unconditionally guaranty payment to the holders of the Class A Certificates of the Class A Remittance Amount, and to the holders of the Class S Certificates of the Class S Remittance Amount, on each Remittance Date. The Certificate Insurer only insures the timely receipt of interest on the Senior Certificates and the ultimate receipt of principal on the Class A Certificates. The Certificate Insurer does not guaranty any rate of principal payments on the Class A Certificates other than that set forth in the Principal Payment Table (as described below), any recovery of payments deemed voidable preferences under state law or the payment of the purchase price by the Depositor in connection with the purchase of Mortgage Loans due to defective documentation or a breach of representation or warranty. The Certificate Insurer shall only be required to make one Insured Payment relating to a particular Remittance Date, and no holder of a Senior Certificate shall be entitled to reimbursement for any payment voided as a preference as to which the Certificate Insurer made a payment under the Certificate Insurance Policy. See "The Certificate Insurance Policy and the Certificate Insurer" herein.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Pursuant to the Pooling and Servicing Agreement,
                             the Certificate Insurer will be subrogated to the rights of the holders of the Class A Certificates and Class S Certificates to receive any payments on such Certificates to the extent of payments under the Certificate Insurance Policy which remain unreimbursed and interest accrued thereon at the Class A Pass-Through Rate.]

The Mortgage Pool..........The Mortgage Pool will consist of a pool of [fixed rate][and adjustable rate] Mortgage Loans evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or other similar security instruments (the "Mortgages") creating a first or second lien on one- to four-family and multifamily residences, units in planned unit developments, units in condominium developments townhomes, [commercial properties and manufactured homes] (the "Mortgaged Properties"). See "The Mortgage Pool" herein.

Servicing Fee..............The Servicer is entitled to a fee of   % per annum of
                             the principal balance of each Mortgage Loan (the "Servicing Fee"), calculated and payable monthly from the interest portion of scheduled monthly payments, prepayments, liquidation proceeds and certain other proceeds and computed on the basis of the same principal amount and for the same period respecting which any related interest payment on a Mortgage Loan is computed.

Rating.....................The Class A Certificates will be rated [not lower
                             than] "      " by       at their initial issuance.
                             See "Ratings" herein and in the Prospectus, "Risk Factors--Certificate Rating" herein and "Risk Factors--Limited Nature of Rating" in the Prospectus.

[Optional Termination
  by the Certificate
  Insurer..................On any Remittance Date after the Cross-Over Date on
                             which at least   % of the Mortgage Loans, by
                             aggregate principal balance as of the Cut-off Date, have been liquidated following a default thereon ("Liquidated Mortgage Loans"), the Certificate Insurer may purchase all of the Mortgage Loans and REO Properties from the Trust Fund at a price equal to the sum of the Termination Price and outstanding unpaid fees and expenses of the Servicer and the Trustee. See "Description of the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Certificates--Termination; Purchase of Mortgage Loans" herein.]

Certain Legal Aspects
  of the Mortgage
  Loans....................Approximately     % of the Mortgage Loans, by
                             aggregate principal balance as of the Cut-off Date, are secured by second mortgages which are subordinate to a mortgage lien on the related Mortgaged Property prior to the lien of such Mortgage Loan (such senior lien, if any, a "First Lien"). For a discussion of the risks associated with second mortgage loans, see "Risk Factors" herein and in the Prospectus and "Certain Legal Aspects of the Mortgage Loans" in the Prospectus.

Certain Federal Income
  Tax Consequences.........An election will be made to treat the Trust Fund as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes. Upon the issuance
                             of the Class A Certificates,              , counsel
                             to the Company, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a REMIC under Sections 860A through 860G of the Internal Revenue Code of 1986 (the "Code").

                           For federal income tax purposes, the REMIC Residual
                             Certificates will be the sole class of "residual interests" in the REMIC, and the Senior Certificates will be the "regular interests" in the REMIC and will generally be treated as debt instruments of the REMIC.

                           The Class A Certificates will [not] be treated for
                             federal income tax reporting purposes as having been issued with original issue discount. The Class A Certificates may be treated for federal income tax purposes as having been issued at a premium. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for
                             federal income tax purposes will be   %. No
                             representation is made that the Mortgage Loans will prepay at that rate or at any other rate.

                           For further information regarding the federal
                             income tax consequences of investing in the Class A Certificates, see "Certain Federal Income Tax Consequences" herein and in the Prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ERISA Considerations.......[A fiduciary of any employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code should carefully review with its legal advisors whether the purchase or holding of Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. The U.S. Department of Labor has issued individual exemptions, Prohibited Transaction Exemption to (the "Exemptions"). The Exemptions generally exempt from the application of certain of the prohibited transaction provisions of ERISA, and the excise taxes imposed on such prohibited transactions by Section 4975(a) and (b) of the Code and Section 502(i) of ERISA, transactions relating to the purchase, sale and holding of pass-through certificates such as the Class A Certificates and the servicing and operation of asset pools such as the Mortgage Pool, provided that certain conditions are satisfied. See "ERISA Considerations" herein and in the Prospectus.]

Legal Investment...........Although at their initial issuance the Class A
                             Certificates will be rated [not lower than] "     "
                             by          , the Class A Certificates will not
                             constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") because the Mortgage Pool includes Mortgage Loans which are secured by second liens. Investors should consult their own legal advisers in determining whether and to what extent the Class A Certificates constitute legal investments for them. See "Legal Investment" in the Prospectus.

--------------------------------------------------------------------------------
                                      S-12

                                  RISK FACTORS

        [DESCRIPTION WILL DEPEND ON THE PARTICULARS OF THE MORTGAGE POOL]

     Investors should consider, among other things, the following factors in connection with the purchase of the Class A Certificates:

LIMITED LIQUIDITY

     There is currently no secondary market for the Class A Certificates. While the Underwriters currently intend to make a secondary market in the Class A Certificates, they are under no obligation to do so. There can be no assurance that a secondary market for the Class A Certificates will develop or, if it does develop, that it will provide Class A Certificateholders with liquidity of investment or that it will continue for the life of the Class A Certificates. The Class A Certificates will not be listed on any securities exchange.

[DIFFICULTY IN PLEDGING

     Since transactions in Class A Certificates can be effected only through DTC, participating organizations and indirect participants, the ability of a Certificate Owner to pledge a Class A Certificate to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect of such Certificates, may be limited due to lack of a physical certificate representing the Class A Certificates. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the Prospectus.]

POTENTIAL DELAYS IN RECEIPT OF DISTRIBUTIONS

     Certificate Owners may experience some delay in their receipt of distributions of interest and principal on the Class A Certificates since such distributions will be forwarded by the Trustee to DTC and DTC will credit such distributions to the accounts of its Participants (as defined herein) which will thereafter credit them to the accounts of Certificate Owners either directly or indirectly through indirect participants. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the Prospectus.

RISKS OF THE MORTGAGE LOANS

     [Approximately __% and __% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are located in _____ and ___, respectively. The Northeast region of the United States, including _______ and ________, has been affected by a contraction of economic activity and a deterioration of the real estate market. Considerable uncertainty exists with respect to the regional economy and real estate market.]

     [Approximately __% of the Mortgage Loans, by Original Pool Principal Balance, are secured by second liens, and the related first liens ("First Liens") are not included in the Mortgage Pool. For further information regarding the primary risk to holders of Mortgage Loans secured by second liens see "Risk Factors--Risks Associated with the Mortgage Loans and Mortgaged Properties" in the Prospectus.]

     None of the Mortgage Loans have been originated prior to __________ and approximately __% of the Mortgage Loans, by Original Pool Principal Balance, have been originated within __ months prior to the Cut-off Date. No Mortgage Loan has an unexpired term to maturity as of the Cut-off Date of less than ____ years and ____ months. Of the remaining Mortgage Loans, no Mortgage Loan has an unexpired term to maturity as of the Cut-off Date of less than ___ years and

____ months. The weighted average remaining term to maturity of the Mortgage Loans as of the Cut-off Date is approximately months. Defaults on mortgage loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on second mortgage loans. The rate of default of second mortgage loans may be greater than that of mortgage loans secured by first liens on comparable properties.

     [The weighted average of the Second Mortgage Ratios for the Mortgage Loans secured by second liens on real property is approximately __%. The "Second Mortgage Ratio" for each Mortgage Loan secured by a second lien is calculated as the outstanding principal balance of such Mortgage Loan as of the Cut-off Date divided by the sum of (i) the outstanding principal balance of the related First Lien at the time of origination of such Mortgage Loan and (ii) the outstanding principal balance as of the Cut-off Date of such Mortgage Loan.]

     [Approximately __% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, provide for the payment of the unamortized principal balance of the Mortgage Loan in a single payment at the maturity of the Mortgage Loan that is greater than the preceding monthly payment (the "Balloon Loans"). Approximately __% of the Balloon Loans, by aggregate principal balance as of the Cut-off Date provide for equal monthly payments, consisting of principal and interest, based on a 30-year amortization schedule, and a single payment of the remaining principal balance of the Balloon Loan at the end of the 15th year following origination. The remainder of the Mortgage Loans provide for a schedule of substantially equal payments which are, if timely paid, sufficient to amortize fully the principal balance of the Mortgage Loan on or before its maturity date. Because borrowers of Balloon Loans are required to make a relatively large single payment upon maturity, it is possible that the default risk associated with Balloon Loans is greater than that associated with fully-amortizing mortgage loans.]

[CERTIFICATE RATING

     The ratings of the Senior Certificates are based primarily on the rating of the Certificate Insurer. If the ratings assigned to the Certificate Insurer were to decline, the ratings assigned to the Senior Certificates would likely decline.]


                                THE MORTGAGE POOL

GENERAL

     The Mortgage Pool consists of Mortgage Loans with an aggregate principal balance outstanding as of the Cut-off Date, after deducting all payments of principal collected before such date, of ________________________ $___________
(the "Original Pool Principal Balance"). With respect to Mortgage Loans originated after the Cut-Off Date, the "principal balance outstanding as of the Cut-Off Date" shall mean the original principal balance thereof. The Mortgage Pool consists of [fixed rate][and adjustable rate] Mortgage Loans with original terms to maturity of not more than months. At least __% of the Mortgage Loans, by Original Pool Principal Balance, are secured by owner-occupied Mortgaged Property, and at least __% of the Mortgaged Loans by Original Pool Principal Balance, are primary residences. None of the Mortgage Loans are secured by vacation or second homes which are not for the exclusive use of the owner. No more than __% of the Mortgage Loans, by Original Pool Principal Balance, are secured by units in condominiums with one to four stories. None of the Mortgage Loans are secured by units in condominiums with more than four stories. [Not more than __% of the Mortgage Loans, by Original Principal Balance, are secured by [commercial properties]

[manufactured homes]]. Approximately __% of the Mortgage Loans, by Original Pool Principal Balance, were originated and underwritten by the Depositor and the remainder of the Mortgage Loans were purchased and re-underwritten by the Depositor. In each case the underwriting was performed in accordance with the criteria set forth herein under "The Depositor." Prior to the Cut-off Date, approximately __% of the Mortgage Loans, by Original Pool Principal Balance, were serviced for the Depositor by the Servicer.

     Approximately __% of the Mortgage Loans, by Original Pool Principal Balance, are secured by second liens with a First Lien on the related underlying Mortgaged Property. The related First Liens are not included in the Mortgage Pool. With respect to the remainder of the Mortgage Loans there exists no other mortgage lien senior to that of such Mortgage Loans.

     The weighted average Mortgage Rate of the Mortgage Loans as of the Cut-off Date is approximately __% per annum. All the Mortgage Loans have Mortgage Rates as of the Cut-off Date of at least __% per annum but not more than __% per annum. The Mortgage Loans had individual principal balances at origination of at least $________ but not more than $________.

     None of the Mortgage Loans have been originated prior to or have a scheduled maturity later than ________. No Mortgage Loan has an unexpired term to maturity as of the Cut-off Date of less than years and months. The weighted average remaining term to maturity of the Mortgage Loans as of the Cut-off Date will be approximately __ months.

     The Mortgage Loans have the following characteristics as of the Cut-off Date (such percentage being equal to the aggregate principal balance of the Mortgage Loans having such characteristics relative to the aggregate principal balance of all the Mortgage Loans as of the Cut-off Date):

          No Mortgage Loan has a Combined Loan-to-Value Ratio (as defined below), calculated for each Mortgage Loan using the related original principal balance of such Mortgage Loan and the then outstanding principal balance of any related First Lien, exceeding 80%. The weighted average Combined Loan-to-Value Ratio as of the Cut-off Date is approximately __%.

          At least __% of such Mortgage Loans are secured by fee simple interests in attached or detached single family dwelling units (including units in de minimis planned unit developments) with the remaining units being secured by fee simple interests in attached or detached two- to four-family dwelling units, units in planned unit developments, condominiums and townhomes.

          No more than __% of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code area in California, and no more than __% are secured by Mortgaged Properties located in any one zip code area outside California.

          No Mortgage Loan provides for deferred interest or negative amortization.

          Approximately __% of the Mortgage Loans are Balloon Loans.

     The following table sets forth the number and average original principal balance of Mortgage Loans having original principal balances in the ranges described therein, as of the Cut-off Date. The table also indicates the weighted average Mortgage Rate and the weighted average Combined Loan-to-Value Ratio of the Mortgage Loans in each given range, as of the Cut-off Date. Such weighted average Combined Loan-to-Value Ratio of the Mortgage Loans is equal to the average of the Combined Loan-to-Value Ratios at origination, weighted by the principal balance of the Mortgage Loans as of the Cut-off Date.


                                                                                        WEIGHTED               WEIGHTED
                                                   NUMBER            AVERAGE             AVERAGE                AVERAGE
                                                     OF              ORIGINAL           MORTGAGE               COMBINED
                                                  MORTGAGE          PRINCIPAL           INTEREST             LOAN-TO-VALUE
       ORIGINAL PRINCIPAL BALANCE                   LOANS            BALANCE              RATE                   RATIO
       --------------------------                 --------         ----------           ---------             ------------

$ 10,000....................................                       $                           %                        %
$ 10,001--   $  15,000......................
$ 15,001--   $  20,000......................
$ 20,001--   $  25,000......................
$ 25,001--   $  30,000......................
$ 30,001--   $  35,000......................
$ 35,001--   $  40,000......................
$ 40,001--   $  45,000......................
$ 45,001--   $  50,000......................
$ 50,001--   $  55,000......................
$ 55,001--   $  60,000......................
$ 60,001--   $  65,000......................
$ 65,001--   $  70,000......................
$ 70,001--   $  75,000......................
$ 75,001--   $  80,000......................
$ 80,001--   $  85,000......................
$ 85,001--   $  90,000......................
$ 90,001--   $  95,000......................
$ 95,001--   $ 100,000......................
$ 100,001--  $ 105,000......................
$ 105,001--  $ 110,000......................
$ 110,001--  $ 115,000......................
$ 115,001--  $ 120,000......................
$ 120,001--  $ 125,000......................
$ 125,001--  $ 130,000......................
$ 130,001--  $ 135,000......................
$ 135,001--  $ 140,000......................
$ 140,001--  $ 145,000......................
$ 145,001--  $ 150,000......................
$ 150,001--  $ 200,000......................
$ 200,001--  $ 250,000......................        ------         ----------            ------                   ------
     Total, Average or
         Weighted Average...................                       $                     100.00%                  100.00%
                                                                                         ======                   ======

     The following table sets forth the geographic distribution of the Mortgage Loans by state as of the Cut-off Date:

                                                                                                   PERCENT OF
                                                            PERCENT OF                           MORTGAGE POOL
                                                           MORTGAGE POOL        NUMBER OF         BY NUMBER OF
                                         PRINCIPAL         BY PRINCIPAL         MORTGAGE            MORTGAGE
                  STATE                   BALANCE             BALANCE             LOANS              LOANS
                  -----                  ---------         -------------        ---------        --------------
Arizona.............................     $                           %                                    %
California..........................
Colorado............................
Connecticut.........................
Delaware............................
District of Columbia................
Florida.............................
Georgia.............................
Illinois............................
Indiana.............................
Kentucky............................
Maryland............................
Massachusetts.......................
Michigan............................
Nevada..............................
New Hampshire.......................
New Jersey..........................
New Mexico..........................
New York............................
Ohio................................
Oregon..............................
Pennsylvania........................
Rhode Island........................
Utah................................
Virginia............................
Washington..........................
Wisconsin...........................
                                                               ------                               ------
     Totals.........................     $  --                 100.00%              --              100.00%
                                         ======                ======            =======            ======

     The following table sets forth the Combined Loan-to-Value Ratios (as defined below) of the Mortgage Loans as of the Cut-off Date:


                                                                                                      PERCENT OF
                                                               PERCENT OF                           MORTGAGE POOL
                    COMBINED                                  MORTGAGE POOL        NUMBER OF         BY NUMBER OF
                 LOAN-TO-VALUE              PRINCIPAL         BY PRINCIPAL         MORTGAGE            MORTGAGE
                     RATIO                   BALANCE             BALANCE             LOANS              LOANS
                 -------------              ---------         -------------        ---------         -------------
  0-10%................................     $                          %                                       %
10.01-20%..............................
20.01-30%..............................
30.01-40%..............................
40.01-50%..............................
50.01-60%..............................
60.01-70%..............................
70.01-80%..............................
                                                                 ------                                    ------
     Totals............................     $  --                100.00%              --                   100.00%
                                            =========            ======             ======                 ======

     The "Combined Loan-to-Value Ratios" shown above are equal, with respect to each Mortgage Loan, to (i) the sum of (a) the original principal balance of such Mortgage Loan at the date of origination plus (b) the then outstanding principal balance of any related First Lien divided by (ii) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal made at the time of origination of the Mortgage Loan or (b) the purchase price of the Mortgaged Property if the Mortgage Loan proceeds are used to purchase the Mortgaged Property.

          The following table sets forth the Mortgage Rates borne by the Mortgage Notes relating to the Mortgage Loans as of the Cut-off Date:



                                                                                                       PERCENT OF
                                                                   PERCENT OF          NUMBER         MORTGAGE POOL
                                                                 MORTGAGE POOL           OF           BY NUMBER OF
                       MORTGAGE                  PRINCIPAL        BY PRINCIPAL        MORTGAGE          MORTGAGE
                     INTEREST RATE                BALANCE           BALANCE            LOANS              LOANS
                     -------------               ---------       -------------        --------        --------------
 9.76-10.00%..................................                            %                                     %
10.26-10.50%..................................
10.51-10.75%..................................
10.76-11.00%..................................
11.01-11.25%..................................
11.26-11.50%..................................
11.51-11.75%..................................
11.76-12.00%..................................
12.01-12.25%..................................
12.26-12.50%..................................
12.51-12.75%..................................
12.76-13.00%..................................
13.01-13.25%..................................
13.26-13.50%..................................
13.51-13.75%..................................
13.76-14.00%..................................
14.01-14.25%..................................
14.26-14.50%..................................
14.51-14.75%..................................
14.76-15.00%..................................
15.01-15.25%..................................
15.26-15.50%..................................
15.51-15.75%..................................
15.76-16.00%..................................
16.01-16.25%..................................
16.26-16.50%..................................
16.51-16.75%..................................
16.76-17.00%..................................
17.01-17.25%..................................
17.26-17.50%..................................
17.76-18.00%..................................
Greater than 18%..............................
                                                                    ------                                ------
          Total...............................   $   --             100.00%               --              100.00%
                                                 ======             ======               =====            ======

     The following table sets forth the number of remaining months to maturity of the Mortgage Loans as of the Cut-off Date:


                                                                                                          PERCENT OF
                                                                      PERCENT OF          NUMBER         MORTGAGE POOL
                                                                    MORTGAGE POOL           OF           BY NUMBER OF
                     REMAINING MONTHS               PRINCIPAL        BY PRINCIPAL        MORTGAGE          MORTGAGE
                        TO MATURITY                  BALANCE           BALANCE            LOANS              LOANS
                       ------------                 ---------       -------------        --------        -------------
114.01-126.00...................................     $                        %                                    %
126.01-138.00...................................
150.01-162.00...................................
162.01-174.00...................................
174.01-182.00...................................
                                                                        ------                               ------
          Total.................................     $  --              100.00%              --              100.00%
                                                     ======             ======             =====             ======

     The following table sets forth the number of months since origination of the Mortgage Loans as of the Cut-off Date:


                                                                                                          PERCENT OF
                                                                      PERCENT OF          NUMBER         MORTGAGE POOL
                                                                    MORTGAGE POOL           OF           BY NUMBER OF
                       MONTHS SINCE                 PRINCIPAL        BY PRINCIPAL        MORTGAGE          MORTGAGE
                        ORIGINATION                  BALANCE           BALANCE            LOANS              LOANS
                       ------------                 ---------       -------------        --------        -------------
12 or less......................................     $                        %                                    %
12.01-24........................................
24.01-36........................................
36.01-48........................................
48.01-60........................................
60.01-72........................................
                                                                        ------                               ------
          Total.................................     $  --              100.00%              --              100.00%
                                                     ======             ======             =====             ======

PAYMENTS ON THE MORTGAGE LOANS

     Each Mortgage Loan provides for substantially equal monthly payments (except, in the case of a Balloon Loan, for the final monthly payment and except for ___ Mortgage Loans that provide for interest only payments for the initial two years) that are allocated to principal and interest according to the daily simple interest method. Each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the Mortgage Loan multiplied by the stated note rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is 365 days. As payments are received, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. However, the next succeeding payment will allocate a greater amount to interest if such payment is made on the due date.

     Conversely, if a borrower pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the remaining portion, if any, of the payment applied to reduce the unpaid principal balance will be correspondingly less. If each scheduled payment is made on or prior to its scheduled due date, the principal balance of the Mortgage Loan will amortize in the manner described in the preceding paragraph. However, if the borrower consistently makes scheduled payments after the scheduled due date the Mortgage Loan will amortize more slowly than scheduled. Any remaining unpaid principal is payable on the final maturity date of the Mortgage Loan.

     The borrower is required to pay interest only to the date of prepayment in the case of Principal Prepayments and Curtailments.


                   CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

     The effective yield to the Class A Certificateholders will be slightly lower than the yield otherwise produced by the Class A Pass-Through Rate because, while interest will accrue from the first day of each month, the distribution of such interest will not be made until the 25th day of the month following the month of accrual. See "Description of the Certificates--Distributions," herein.

     Interest shortfalls on the Mortgage Loans due to Principal Prepayments and Curtailments will be covered to the extent described herein by payments of Compensating Interest by the Servicer and any resulting shortfall in amounts distributable on the Class A Certificates will be covered by distributions of the Monthly Excess Spread Amount and the Certificate Insurance Policy, subject to the limitations described herein. Because the Monthly Excess Spread Amount will be used to make distributions of principal of the Class A Certificates, except in certain circumstances as described herein, any such shortfalls will reduce payments to the Class A Certificates and, consequently, affect the Class A Certificateholders to a greater extent than other Certificateholders. See "Description of the Certificates--Compensating Interest" herein.

     The rate of principal payments on the Class A Certificates is directly related to the rate of payments of principal on the Mortgage Loans, which may be in the form of scheduled and unscheduled payments. In general, when the level of prevailing interest rates for similar loans significantly declines, the rate of prepayment is likely to increase, although the prepayment rate is influenced by a number of other factors, including general economic conditions and homeowner mobility. Defaults on mortgage loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on second mortgage loans. The rate of default on second mortgage loans may be greater than that of mortgage loans secured by first liens on comparable properties. Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to Class A Certificateholders of amounts of principal which would otherwise be distributed over the remaining terms of the Mortgage Loans.

     In addition, the Servicer may, at its option, with written notice to the Certificateholders and the Trustee, purchase from the Trust Fund all of the outstanding Mortgage Loans and REO Properties, and thus effect the early retirement of the Class A Certificates, on any Remittance Date following the first date on which the Pool Principal Balance is less than 10% of the Original Pool Principal Balance, and the Certificate Insurer can similarly effect the early retirement of the Class A Certificates on any Remittance Date after the Cross-Over Date on which the aggregate principal balances at the Cut-off Date of the Mortgage Loans that have become Liquidated Mortgage Loans is equal to or exceeds % of the Original Pool Principal Balance. See "Description of the Certificates--Termination; Purchase of Mortgage Loans" herein and "Description of the Certificates--Termination" in the Prospectus.

     In addition, the yield to maturity of the Class A Certificates will depend on whether, to what extent and the timing with respect to which Excess Spread is used to accelerate payments of principal on the Class A Certificates.

     Greater than anticipated prepayments of principal will increase the yield on Class A Certificates purchased at a price less than par. Greater than anticipated prepayments of principal will decrease the yield on Class A Certificates purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the Mortgage Loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the Class A Certificates will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average life of the Class A Certificates will also be affected by the amount and timing of delinquencies and defaults on the Mortgage Loans and the recoveries, if any, on defaulted Mortgage Loans and foreclosed properties.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement (the "Prepayment Model") is based on a Constant Prepayment Rate. A Constant Prepayment Rate or CPR represents a constant rate of prepayment relative to the then outstanding principal balance of the Mortgage Loans. The Prepayment Assumption does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. The Depositor does not make any representation about the appropriateness of the Prepayment Model.

     The percentages and weighted average lives in the second following table were determined assuming that (i) scheduled interest and principal payments (including balloon payments) on the Mortgage Loans are received in a timely manner and prepayments of Mortgage Loans in full are made at the indicated constant percentages of the Prepayment Model set forth in the table; (ii) neither the Servicer nor the Certificate Insurer exercises its right of optional termination described above; (iii) distributions are made on the 15th day of each calendar month regardless of the day on which the Remittance Date actually occurs, commencing ___________, 199__; (iv) the Mortgage Loans have been aggregated into two hypothetical Mortgage Loans with the characteristics set forth in the table immediately following this paragraph; (v) losses on the Mortgage Loans will be realized in an amount equal to the product of (a) the principal balance of each hypothetical Mortgage Loan (prior to giving effect to the payment of principal received in such Due Period) and (b) one-twelfth of __% (such losses do not separately reduce the principal balance of a hypothetical Mortgage Loan but instead are assumed to comprise a portion of the payment of principal for which liquidation proceeds are not received); (vi) the Servicing Fee is equal to __% per annum of the scheduled principal balance of the Mortgage Pool for each Remittance Date; (vii) no interest shortfalls will arise in connection with prepayment in full of the Mortgage Loans; (viii) the Class A Pass-Through Rate is equal to __% per annum; (ix) the Class S Certificates accrue interest at a rate of __% per annum on the aggregate outstanding principal balance of the Mortgage Loans; (x) the Class A Principal Remittance Amount on each Remittance Date is equal to principal received plus the Unrecovered Class A Portion for such Remittance Date; (xi) the Monthly Excess Spread Amount remaining after application thereof pursuant to clause (x) above is applied to reduce the principal balance of the Class A Certificates on each Remittance Date that is prior to the Cross-Over Date and on which the aggregate amount of such reductions together with the application thereof pursuant to clause (x) above is less than $__ plus aggregate losses as of such Remittance Date; (xii) the Annual Trustee Expense Amount is equal to zero and (xiii) the Certificates are purchased on __________. The table also assumes that there are no delinquencies on the Mortgage Loans.


                                                    REMAINING       REMAINING
                                                  AMORTIZATION      MONTHS TO
         CUT-OFF DATE           MORTGAGE              TERM           BALLOON
      PRINCIPAL BALANCE       INTEREST RATE        (IN MONTHS)       PAYMENT
      -----------------       -------------       ------------      ---------

          $                             %
                                        %

     Since the table was prepared on the basis of the assumptions in the preceding paragraph, there are discrepancies between the characteristics of the actual Mortgage Loans and the characteristics of the mortgage loans assumed in preparing the table. Any such discrepancy may have an effect upon the percentages of the Class A Principal Balance outstanding and the weighted average life of the Class A Certificates set forth in the table. In addition, since the actual Mortgage Loans and the Trust Fund have characteristics which differ from those assumed in preparing the table set forth below, the distributions of principal on the Class A Certificates may be made earlier or later than as indicated in the table.

     It is not likely that the Mortgage Loans will prepay at any constant percentage of the Prepayment Model to maturity or that all Mortgage Loans will prepay at the same rate. In addition, the diverse remaining terms to maturity of the Mortgage Loans (which include recently originated Mortgage Loans) could produce slower or faster distributions of principal than as indicated in the table at the various percentages of the Prepayment Model specified.

     Investors are urged to make their investment decisions on a basis that includes their determination as to anticipated prepayment rates under a variety of the assumptions discussed herein.

     Based on the foregoing assumptions, the following table indicates the projected weighted average life of the Class A Certificates and sets forth the percentage of the original Class A Principal Balance that would be outstanding after each of the dates shown at the indicated constant percentages of the Prepayment Model.


           PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS A
                CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF THE
                        PREPAYMENT MODEL SET FORTH BELOW:

Date.....................................      %               %               %                  %
Initial Percentage.......................      %               %               %                  %
Weighted Average Life(1) (years).........

----------
(1) The weighted average life of a Class A Certificate is determined by (i) multiplying the amount of cash distributions in reduction of the principal balance of such Certificate by the number of years from the date of issuance of such Class A Certificate to the stated Remittance Date, (ii) adding the results, and (iii) dividing the sum by the initial principal balance of such Class A Certificate.

     As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the mortgage coupon, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments. The Depositor makes no representation as to the particular factors that will affect the prepayment of the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on the Mortgage Loans.


                                  THE DEPOSITOR

     For further information regarding the Depositor, see "The Depositor" in the Prospectus. The Depositor maintains its principal office at One Lincoln Centre, Oakbrook Terrace, Illinois 60181. The Depositor operates __ full service branch banking offices in and around the Chicago, Illinois area. As of the fiscal year ended ________, the total stockholder's equity of the Depositor, as reported in its audited consolidated financial statements, was approximately $_____. As of ________, 199_, total deposits were approximately $ and total assets were approximately $_________. The telephone number of the principal office of the Depositor is (708) 916-4000.

LOAN ORIGINATION HISTORY

     The Depositor originates mortgage loans (including the Mortgage Loans) on residential dwellings nationwide; purchases mortgage loans from lenders, mortgage bankers, and brokers on a wholesale basis; assembles and sells pools of mortgages to commercial banks and other financial institutions; and services the mortgage portfolios it has placed with investors. The Depositor conducts loan origination and/or wholesale operations in a number of jurisdictions, including Arizona, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Illinois, Indiana, Kentucky, Maryland, Massachusetts, Michigan, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, Ohio, Oregon, Pennsylvania, Rhode Island, Utah, Virginia, Washington and Wisconsin. Prior to the Effective Date, all such operations were conducted by the predecessor of the Depositor, Alliance Funding Company, Inc. The dollar amounts of first and second mortgage loans originated and purchased by the Depositor during the periods ended ______, _____, ______ and _____ were approximately $_____, $______, $______ and $______, respectively. No Mortgage Loans have been originated in [states].

UNDERWRITING CRITERIA

GENERAL

     All of the Mortgage Loans were originated or purchased by the Depositor and are serviced by the Servicer. All mortgage loan applications are underwritten, and properties appraised, prior to origination and/or purchase by the Depositor. Underwriting and approval is centralized at the Alliance Funding Division of the Depositor (the "Alliance Funding Division") with headquarters in Montvale, New Jersey. All loans are reviewed and approved by a loan officer of the Depositor, each of whom has specific credit limits based on experience and seniority. However, only senior loan officers can approve loan applications from $175,001-$250,000, ___ only executive officers of the Alliance Funding Division can approve loan applications from $250,001-$325,000 and only ___ executive officers of the Alliance Funding Division can approve loan applications from $325,001-$400,000. All loan applications over $400,000 require the approval of executive officers of the Alliance Funding Division.

     Borrower loan applications are reviewed through a combination of reviews of credit bureau reports and/or individual certifications. Income is determined through various means, including applicant interviews, written verifications with employers, review of paystubs and tax returns, or in the manner as set forth in the following program descriptions, and a determination is made that the borrower has a sufficient level of disposable income to satisfy debt repayment requirements.

     Substantially all properties are appraised by independent fee appraisers approved by the Depositor in advance of funding although in rare instances the appraisal may be performed by a licensed in-house appraiser of the Depositor. In addition, as part of the Depositor's quality control audit procedures, approximately one of every ten properties with respect to a loan originated by the Depositor is then reappraised by a different appraiser and approximately 10% of all loans originated or purchased are re-underwritten. Loans are closed through approved attorneys, title insurers or agents of title insurers and escrow companies, and are insured by major title companies. The Depositor makes loans primarily on suburban and urban single family homes in major metropolitan areas.

     The Mortgage Loans were originated or purchased by the Depositor pursuant to its Fixed Rate Mortgage Program Underwriting Guidelines. The Fixed Rate Mortgage Program Underwriting Guidelines are primarily intended to evaluate a borrower's credit standing and ability to repay a mortgage loan and to assess the value of the related mortgaged property as collateral for such mortgage loan.

     The Mortgage Loans are originated primarily for borrowers who are refinancing existing debt, which may include mortgage loans. Therefore, the related mortgage may be either a senior or junior lien. In general, the borrowers, in connection with certain lower numbered and earlier alphabetically designated underwriting classes, have a history of paying consumer and prior mortgage debt predominantly in a timely manner or, instead, in connection with certain higher numbered and later alphabetically designated underwriting classes, may have payment histories that include up to three payments missed on a prior mortgage obligation and/or, in some cases, major derogatory credit items such as outstanding judgments or prior bankruptcies.

     The Fixed Rate Mortgage Program allows originations of mortgage loans secured by primary residences or investment properties.

     Several different underwriting classes are used to categorize borrowers' creditworthiness. In addition to general Fixed Rate Mortgage Program Underwriting Guidelines, each class has guidelines relating to maximum permitted combined loan-to-value ratio, maximum permitted debt-to-income ratio and acceptable consumer credit and mortgage credit delinquencies and defaults. Generally, higher numbered underwriting classes (as set forth in the table below) permit a greater number of derogatory credit items than the lower numbered underwriting classes.

     Each underwriting class has guidelines and standards for the type of income, employment and asset verification performed prior to closing the loan. In general, the Fixed Rate Mortgage Program does not require verification of the source of the borrower's assets to close the loan because this is not deemed to be a critical credit factor in the case of a refinanced mortgage loan. The Fixed Rate Mortgage Program Class AA, Class I and Class II generally require the verification of employment and income that is stated on the borrower's application. The Class ANIV, Class III and Class III-SE program guidelines generally require verification of employment without verification of income that must be stated on the application. The Class III-SE program is intended for self-employed borrowers. The Class IV program generally requires the verification of income that is stated on the application. The Class IV-PI program generally requires the verification of a majority of income that is stated on the application. The Class V program generally requires the verification of all income that can be verified by independent means.

     Generally, the maximum permitted combined loan-to-value ratio and debt-to-income ratio guidelines for each Fixed Rate Mortgage Program underwriting class are as follows:



                                             FIXED RATE MORTGAGE PROGRAM

                                                                                    MAXIMUM
                                                                                   PERMITTED           MAXIMUM
                                                                                   COMBINED           PERMITTED
 UNDERWRITING                                                                    LOAN-TO-VALUE      DEBT-TO-INCOME
    CLASS                                   PROPERTY TYPE                            RATIO              RATIO
    -----                                   -------------                            -----              -----
      AA             Owner Occupied One- to Four-Family.........................       %                  %
                     Owner Occupied Condominium/Townhouse/PUD...................       %                  %
                     Non-Owner Occupied One- to Four-Family.....................       %                  %
                     Non-Owner Occupied                                                %                  %
                     Condominium/Townhouse/PUD..................................

     ANIV            Owner Occupied One- to Four-Family.........................       %                  %
                     Non-Owner Occupied One- to Four-Family.....................       %                  %

      I              Owner Occupied One- to Four-Family.........................       %                  %
                     Owner Occupied Condominium/Townhouse/PUD...................       %                  %
                     Non-Owner Occupied One- to Four-Family.....................       %                  %
                     Non-Owner Occupied                                                %                  %
                     Condominium/Townhouse/PUD..................................

      II             Owner Occupied One- to Four-Family.........................       %                  %
                     Owner Occupied Condominium/Townhouse/PUD...................       %                  %
                     Non-Owner Occupied One- to Four-Family.....................       %                  %
                     Non-Owner Occupied                                                %                  %
                     Condominium/Townhouse/PUD..................................

     III             Owner Occupied One- to Four-Family.........................       %                  %
                     Owner Occupied Condominium/Townhouse/PUD...................       %                  %
                     Non-Owner Occupied One- to Four-Family.....................       %                  %
                     Non-Owner Occupied                                                %                  %
                     Condominium/Townhouse/PUD..................................

    III-SE           Owner Occupied One- to Four-Family.........................       %                  %
                     Owner Occupied Condominium/Townhouse/PUD...................       %                  %
                     Non-Owner Occupied One- to Four-Family.....................       %                  %
                     Non-Owner Occupied                                                %                  %
                     Condominium/Townhouse/PUD..................................

      IV             Owner Occupied One- to Four-Family.........................       %                  %
                     Owner Occupied Condominium/Townhouse/PUD...................       %                  %
                     Non-Owner Occupied One- to Four-Family.....................       %                  %
                     Non-Owner Occupied                                                %                  %
                     Condominium/Townhouse/PUD..................................

    IV-PI            Owner Occupied One- to Four-Family.........................       %                  %
                     Owner Occupied Condominium/Townhouse/PUD...................       %                  %
                     Non-Owner Occupied One- to Four-Family.....................       %                  %
                     Non-Owner Occupied                                                %                  %
                     Condominium/Townhouse/PUD..................................

      V              Owner Occupied One- to Four-Family.........................       %                  %
                     Owner Occupied Condominium/Townhouse/PUD...................       %                  %
                     Non-Owner Occupied One- to Four-Family.....................       %                  %

     The maximum permitted combined loan-to-value ratio may be increased by 5% for Classes AA, ANIV, I, II, III, III-SE, IV and IV-PI on owner occupied one- or two-family dwellings only, if the borrowers have exhibited an excellent mortgage payment history, verified for the most recent twelve month period. In such cases, the maximum permitted debt-to-income ratio is decreased 5% for Class AA and Class II, and 8% for Class I.

     Further adjustments to both the maximum permitted combined loan-to-value ratio and the maximum permitted debt-to-income ratio are available through utilization of the "Rate Add-on Feature". This feature, offered on all loan classes with the exception of Class V, typically allows the loan-to-value ratio to be increased a maximum of 10%.

     Down payment requirements for purchase money transactions are verifiable liquid assets of the borrower. In addition, the minimum cash down payment required to be provided by the borrower, which may include any gift received by the borrower, is 10% of the sale price. For all classes with the exception of IV, IV-PI and V, if the property is an owner-occupied single-family residence or a two family residence, a seller financed subordinate mortgage loan is allowed. However, in no case can a seller financed subordinate loan exceed 10% of the purchase price.

     On a case-by-case basis, the Depositor may determine that, based upon compensating factors, a prospective borrower not strictly qualifying under the class guidelines warrants an underwriting exception. Compensating factors may include, but are not limited to, low combined loan-to-value ratio, low debt-to-income ratio, good credit history, stable employment and duration of residence at the applicant's current address.

     [The Mortgage Loans were originated or purchased by the Depositor pursuant to its Adjustable Rate First Mortgage Program underwriting guidelines. The Adjustable Rate First Mortgage Program guidelines are primarily intended to evaluate a borrower's credit standing and ability to repay a mortgage loan and to assess the value of the related mortgaged property as collateral for such mortgage loan.

     The Mortgage Loans are originated primarily for borrowers who are refinancing existing debt. In general, the borrowers, in connection with certain lower-numbered and earlier alphabetically designated underwriting classes, have a history of paying consumer and prior mortgage debt predominantly in a timely manner or, instead, in connection with certain higher-numbered and later alphabetically designated underwriting classes, may have payment histories that include up to three payments missed on a prior mortgage obligation and/or, in some cases, major derogatory credit items such as outstanding judgments or prior bankruptcies.

     Several different underwriting classes are used to categorize the creditworthiness of borrowers. In addition to general Adjustable Rate First Mortgage Program guidelines, each class has guidelines relating to maximum permitted loan-to-value ratio, maximum permitted debt-to-income ratio and acceptable consumer credit and mortgage credit delinquencies and defaults. Generally, higher-numbered underwriting classes (as set forth in the table below) permit a greater number of derogatory credit items than the lower numbered underwriting classes.

     Each underwriting class has guidelines and standards for the type of income, employment and asset verification performed prior to closing the loan. In general, the Adjustable Rate First Mortgage Program does not require verification of the source of the borrower's assets to close the loan because this is not deemed to be a critical credit factor in the case of a refinanced mortgage loan. The

Adjustable Rate First Mortgage Program Class AA, Class I and Class II generally require the verification of employment and income that is stated on the borrower's application. The Class ANIV, Class III and Class SE program guidelines generally require verification of employment without verification of income that must be stated on the application. The Class SE program is intended for self-employed borrowers. The Class IV program generally requires the verification of income that is stated on the application without verification of employment and the Class V program generally requires the verification of all income that can be verified by independent means.

     Generally, the maximum permitted loan-to-value ratio and maximum permitted debt-to-income ratio guidelines for each underwriting class are as follows:


                 ADJUSTABLE RATE FIRST MORTGAGE PROGRAM


                                                                                       MAXIMUM              MAXIMUM
                                                                                      PERMITTED            PERMITTED
 UNDERWRITING                                                                       LOAN-TO-VALUE       DEBT-TO-INCOME
    CLASS                                  PROPERTY TYPE                                RATIO                RATIO
 ------------                              -------------                            -------------       --------------

      AA         Owner Occupied One- to Four-Family..............................        %                    %
                 Owner Occupied Condominium/Townhouse/PUD........................        %                    %
                 Non-Owner Occupied One- to Four-Family..........................        %                    %
                 Non-Owner Occupied Condominium/Townhouse/PUD....................        %                    %

     ANIV        Owner Occupied One- to Four-Family..............................        %                    %
                 Non-Owner Occupied One- to Four-Family..........................        %                    %

      I          Owner Occupied One- to Four-Family..............................        %                    %
                 Owner Occupied Condominium/Townhouse/PUD........................        %                    %
                 Non-Owner Occupied One- to Four-Family..........................        %                    %
                 Non-Owner Occupied Condominium/Townhouse/PUD....................        %                    %

      II         Owner Occupied One- to Four-Family..............................        %                    %
                 Owner Occupied Condominium/Townhouse/PUD........................        %                    %
                 Non-Owner Occupied One- to Four-Family..........................        %                    %
                 Non-Owner Occupied Condominium/Townhouse/PUD....................        %                    %

      SE         Owner Occupied One- to Four-Family..............................        %                    %
                 Owner Occupied Condominium/Townhouse/PUD........................        %                    %
                 Non-Owner Occupied One- to Four-Family..........................        %                    %
                 Non-Owner Occupied Condominium/Townhouse/PUD....................        %                    %


     III         Owner Occupied One- to Four-Family..............................        %                    %
                 Owner Occupied Condominium/Townhouse/PUD........................        %                    %
                 Non-Owner Occupied One- to Four-Family..........................        %                    %
                 Non-Owner Occupied Condominium/Townhouse/PUD....................        %                    %

      IV         Owner Occupied One- to Four-Family..............................        %                    %
                 Owner Occupied Condominium/Townhouse/PUD........................        %                    %
                 Non-Owner Occupied One- to Four-Family..........................        %                    %
                 Non-Owner Occupied Condominium/Townhouse/PUD....................        %                    %

      V          Owner Occupied One- to Four-Family..............................        %                    %
                 Owner Occupied Condominium/Townhouse/PUD........................        %                    %
                 Non-Owner Occupied One- to Four-Family..........................        %                    %

     The maximum permitted loan-to-value ratio may be increased 5% for Class AA, ANIV, I, II, SE, III and IV on one- or two-family dwellings only, if the borrowers have exhibited an excellent mortgage payment history, verified for the most recent twelve month period. In such cases, the maximum permitted debt-to-income ratio is decreased 5% for Class I.

     Further adjustments to both maximum permitted loan-to-value ratio and maximum permitted debt-to-income ratio are available through utilization of the Rate Add-on Feature. This feature, offered on all loan classes with the exception of Class V, typically allows the loan-to-value ratio to be increased a maximum of 5%.

     Down payment requirements for purchase money transactions are verifiable liquid assets of the borrower. In addition, the minimum cash down payment required to be provided by the borrower, which may include any gift received by the borrower, is 10% of the sale price. For all classes with the exception of IV, and V, if the property is an owner-occupied single-family residence or a two family residence, a seller financed subordinate mortgage loan is allowed. However, in no case can a seller financed subordinate loan exceed 10% of the purchase price.

     On a case-by-case basis, the Depositor may determine that, based upon compensating factors, a prospective borrower not strictly qualifying under the guidelines of a particular class warrants an underwriting exception. Compensating factors may include, but are not limited to, low loan-to-value ratio, low debt-to-income ratio, good credit history, stable employment and time in residence at the applicant's current address.]

                                  THE SERVICER

     For further information regarding the Servicer, see "The Servicer" in the Prospectus.

SERVICING; COLLECTION PROCEDURES

     The Servicer as of ________, 199 serviced approximately $______ of mortgage loans (including the Mortgage Loans and mortgage loans not originated or purchased by the Depositor) for major commercial banks, savings and loan associations and brokerage houses across the country. The Servicer currently employs approximately __ persons and continues to operate through other agency offices of the Depositor nationwide.

     Coupon books are provided for all mortgage loans serviced. Mortgagors are instructed to forward all payments, along with the appropriate coupons, to a lockbox account. Available funds are then transferred from the lockbox account to the Principal and Interest Account. Ten days after a missed payment, phone calls to the borrower are initiated by the Servicer and on the sixteenth day, an automated mailgram is sent. Follow-up calls by experienced collection personnel are made as required to promote prompt payment and to counsel the borrower. At the second missed payment, generally, an on-site interview is scheduled with the borrower and the mortgaged property is inspected. If foreclosure is necessary, the Servicer's Litigation Department supervises and monitors all litigation procedures (including bankruptcy proceedings) conducted by the foreclosing attorneys. If title passes to the mortgagee, the Servicer's real estate division will immediately insure that the mortgaged property is preserved and protected. Upon extensive review and analysis, a disposition strategy is developed and the property is aggressively marketed.

     The following table and discussion sets forth certain information concerning the delinquency and loss experience on one-to four-family residential mortgage loans originated or purchased by the Depositor or its predecessor, Alliance Funding Company, Inc., and serviced for the Depositor or

Alliance by the Servicer or its predecessor, Lee Servicing Corp., a Delaware corporation and formerly wholly-owned subsidiary of Alliance.

                         DELINQUENCY AND LOSS EXPERIENCE


                                                                                                       SIX
                                                                     FISCAL YEAR ENDING JUNE 30,      MONTHS
                                                                    ----------------------------       ENDED
                                                                     199_       199_       199_         199_
                                                                    ------     ------     ------       ------
                                                                        (DOLLAR AMOUNTS IN THOUSANDS)

Total Outstanding Principal Balance...........................      $          $          $            $
Number of Loans...............................................
          Period of Delinquency:
          30-59 Days..........................................
          Principal Balance...................................
          Number of Loans.....................................
          Percent of Delinquency by Dollar....................
Period of Delinquency:
60 - 89 Days
          Principal Balance...................................
          Number of Loans.....................................
          Percent of Delinquency by Dollar....................
Period of Delinquency:
90 Days or More*
          Principal Balance...................................
          Number of Loans.....................................
          Percent of Delinquency by Dollar....................
Total Delinquencies:
          Principal Balance...................................
          Number of Loans.....................................
          Percent of Delinquency by Dollar....................
Average Outstanding Principal Balance.........................
Net Gains/(Losses) on Liquidated Loans........................
As a Percent of Average Outstanding Principal Balance.........            %            %          %           %**
Net Gains/(Losses) on Liquidated Loans including monthly
          payment advances***.................................            %            %          %           %**
As a Percent of Average Outstanding Principal Balance.........

----------
* Includes mortgage loans secured by mortgaged properties, the titles to which have been acquired by Superior Bank FSB.
**   Annualized.
*** Includes monthly advances of interest through liquidation pursuant to various sale and servicing agreements.

                                   ----------

     The above delinquency and loss experience percentages are calculated on the basis of the total conventional mortgage loans serviced as of the end of the periods indicated. However, because the total amount of loans serviced by the Servicer has rapidly increased over these periods as a result of new originations, the total amount of loans serviced as of the end of any indicated period will include many loans that will not have been outstanding long enough to give rise to some or all of the indicated periods of delinquency. In the absence of such substantial continuous additions of newly originated loans to the total amount of loans serviced, the delinquency percentages indicated above would be higher and could be substantially higher. Because the Mortgage Pool consists of a fixed group of

Mortgage Loans, the actual delinquency percentages with respect to the Mortgage Pool may be substantially higher than the delinquency percentages indicated above.

     [Net losses on liquidated loans for the fiscal years ended ________, 199_ and ________, 199_, were a direct result of the continued deterioration of the real estate market in the Northeast and the general weakening of the economy. This further deterioration has been evidenced by increases in delinquencies of loans secured by real estate, slower absorption rates and lower sales prices on the underlying mortgaged property. The general weakening of the economy has resulted in decreases in the financial strength of borrowers and decreases in the values of mortgaged properties. If the real estate market and the economy continue to decline, the Depositor may experience further increases in delinquencies and additional net losses on liquidated loans.]

     Since its inception, the Depositor had recovered approximately % of the aggregate outstanding principal balance of mortgage loans where it has incurred a net loss at the time of liquidation.


                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Series 199 - AFC Mortgage Loan Asset Backed Certificates (the "Certificates") will consist of three classes of Certificates, the Class A Certificates, Class S Certificates and Class R Certificates. Only the Class A Certificates are offered hereby.

     The Class A Certificates represent fractional undivided ownership interests in the Trust Fund created and held pursuant to the Pooling and Servicing Agreement. The Trust Fund includes (i) the Mortgage Loans and all proceeds thereof (other than the Depositor's Yield and amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date) collected on or after the Cut-off Date, (ii) such assets as from time to time are deposited in the Certificate Account, Principal and Interest Account, Trustee Expense Account or Insurance Account, including amounts on deposit and invested in Permitted Instruments (as defined herein), (iii) REO Property, (iv) the Trustee's rights under all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any Insurance Proceeds and (v) the Certificate Insurance Policy.

PAYMENTS ON THE MORTGAGE LOANS

     The Servicer shall establish and maintain a Principal and Interest Account which is an Eligible Account. The Servicer may make withdrawals from the Principal and Interest Account only for the following purposes:

               (i) to effect the remittance to the Trustee on each Determination Date of the Monthly Excess Spread Amount and of the portion of the Available Remittance Amount (as defined herein) that is net of Compensating Interest and Monthly Advances;

               (ii) to pay itself for any accrued and unpaid Servicing Fees and to reimburse itself for unreimbursed Monthly Advances and Servicing Advances (as defined herein). The Servicer's right to pay itself unpaid Servicing Fees and to reimburse itself for unreimbursed Servicing Advances is limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Servicer's right to reimbursement for unreimbursed Monthly Advances is limited to late collections of interest on any Mortgage Loan. The Servicer's right to such reimbursements is senior to the rights of Certificateholders;

               (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

               (iv) to make investments in Permitted Instruments and to pay itself interest earned in respect of Permitted Instruments or on funds deposited in the Principal and Interest Account;

               (v) to withdraw any funds deposited in the Principal and Interest Account that were not required to be deposited therein or were deposited therein in error;

               (vi) to pay itself the Servicing Fee and any other permitted servicing compensation to the extent not previously retained or paid;

               (vii) to withdraw funds necessary for the conservation and disposition of any REO Property;

               (viii) to remit to the Trustee any amount which was deposited by the Certificate Insurer to cover unpaid fees and expenses of the Trustee; and

               (ix) to clear and terminate the Principal and Interest Account upon the termination of the Pooling and Servicing Agreement with any amounts on deposit therein being paid to the Servicer and/or the Depositor to the extent of any reimbursable amounts and the remainder to the Class R Certificateholders.

     On the day of each month which is at least two business days prior to the Remittance Date (each such day a "Determination Date"), the Servicer is required to wire transfer to the Trustee the Available Remittance Amount for deposit in the Certificate Account which shall be an Eligible Account established and maintained by the Trustee.

     With respect to each Remittance Date the "Available Remittance Amount" is the sum of the following:

               (i) the sum of all amounts received or required to be paid by the Servicer, the Depositor or any Subservicer (exclusive of (a) the Depositor's Yield, (b) the Monthly Excess Spread Amount, (c) amounts withdrawn by the Servicer from the Principal and Interest Account as set forth in clauses (ii), (iii), (vi) and (vii) above) and (d) scheduled payments received in advance of their due date for application on such due date at the request of the Mortgagor) during the related Due Period (or, in the case of amounts paid by the Depositor in connection with the purchase or substitution of a Mortgage Loan for defective loan documentation or a breach of representation or warranty, as of the related Determination Date) and deposited into the Certificate Account as of the related Determination Date, and

               (ii) the amount of any Monthly Advances (as described below) and Compensating Interest payments remitted by the Servicer for such Remittance Date.

DISTRIBUTIONS

     On the 25th day of each month or, if such 25th day is not a business day, the first business day immediately following, commencing on ____________ (each such date, a "Remittance Date"), the Trustee or its designee will distribute to the persons in whose names the Class A Certificates are registered [(which initially will be CEDE & Co., the nominee of DTC)] on the last day of the month immediately preceding the month of the related Remittance Date (the "Record Date"), the portion of the aggregate distribution to be made to the Class A Certificateholders to which such holder is entitled (based on the respective Percentage Interest of the Class A Certificates held thereby), as described below. Distributions will be made by wire transfer of immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such holder owns of record Class A Certificates with an initial principal balance aggregating in excess of $5,000,000, and has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the certificate register.

     Notwithstanding the following, in the event that the Amount Available (as defined below), if the related Remittance Date is prior to the Cross-Over Date, is insufficient to distribute the entire amount of the Class S Remittance Amount and Class A Remittance Amount on such Remittance Date, the Amount Available or Net Excess Amount Available, as the case may be, shall be distributed by the Trustee to the Class A Certificateholders and the Class S Certificateholders in proportion to the total respective distributions on each such class of Certificates which would otherwise have resulted absent such shortfall.

     On each Remittance Date the Trustee shall withdraw from the Certificate Account the sum of (i) the Available Remittance Amount (reduced by any amounts which are required to be deposited into the Insurance Account as described herein), (ii) the aggregate of Insured Payments (as defined herein) to be made on such Remittance Date (the sum of (i) and (ii), the "Net Excess Amount Available") and (iii) the Monthly Excess Spread Amount (as defined herein) deposited therein with respect to such Remittance Date (the sum of (i), (ii) and (iii), the "Amount Available") and make distributions thereof in the following order of priority (subject to the preceding paragraph) in each case to the extent of available funds:

               (X) If the Remittance Date is prior to the Cross-Over Date, distributions shall be made in the following order of priority:

               (i) to the Class S Certificateholders (subject to the last paragraph under "--Distributions"), the lesser of:

                    (A) the Amount Available; and

                    (B) the sum of (1) 30 days' interest on the aggregate
               principal balance of the Mortgage Loans as of the commencement of the related Due Period (the "Class S Interest Remittance Amount") at a per annum rate equal to % of the excess of the weighted average of the Mortgage Rates over the sum of the Class A Pass-Through Rate and the rates at which the Servicing Fee and the fee of the Trustee are calculated and the maximum rate at which the fee of the Certificate Insurer is calculated (the "Class S Pass-Through Rate"), (2) the Class S Carry-Forward Amount (as defined below) and (3) any Mortgagor payments or Monthly Advances which are recovered from the Class S Certificateholders as voidable preferences in a federal bankruptcy proceeding;

               (ii) to the Class A Certificateholders (subject to the last paragraph under "--Distributions"), an amount equal to the lesser of:

                    (A) the balance of the Amount Available after payments
               described in clause (i); and

                    (B) 30 days' interest at the Class A Pass-Through Rate on
               the Class A Principal Balance immediately prior to such Remittance Date (the "Class A Interest Remittance Amount");

               (iii) to the Class A Certificateholders (subject to the last paragraph under "--Distributions"), to be applied to reduce the Class A Principal Balance, to the extent described below, until the Class A Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (iii) (to the extent the amount in clause (iii) represents prior Insured Payments or interest thereon) and (v) of the definition of Class A Principal Remittance Amount below, the lesser of:

                    (A) the balance of the Amount Available after payments
               described in clauses (i) and (ii) above; and

                    (B) the Class A Principal Remittance Amount;

               (iv) to the Trustee Expense Account (as defined herein), an amount equal to the lesser of the balance of the Amount Available and one-twelfth of the Annual Trustee Expense Amount (as defined herein);

               (v) to the Class A Certificateholders to be applied to reduce the Class A Principal Balance until the Class A Principal Balance is zero, an amount equal to the lesser of:

                    (A) the balance of the Amount Available after payments
               described in clauses (i), (ii), (iii) and (iv) above; and

                    (B) the amount if any by which (1) the Specified Spread
               Requirement (as defined below) plus, the aggregate of, as to each Liquidated Mortgage Loan which became such since the date of issuance of the Certificates, an amount (not less than zero or greater than the related Principal Balance) equal to the excess, if any, of (i) the related Principal Balance over (ii) the portion of the related Net Liquidation Proceeds actually distributed to Class A Certificateholders pursuant to clause
               (iii) above, exceeds (2) the Cumulative Spread Receipts; provided, however, that after distributions with respect to principal pursuant to clause (X) (iii) above, in no event will a payment be made pursuant to this clause (v) that will result in the excess of the Pool Principal Balance over the Class A Principal Balance being greater than the Specified Spread Requirement.

               (vi) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available and any expenses incurred in connection with any third party claims that remain unreimbursed;

               (vii) to the Servicer, an amount equal to the lesser of the balance of the Amount Available and the aggregate of any Nonrecoverable Advances previously made by the Servicer and not previously reimbursed; and

               (viii) to the Class R Certificateholders, the balance of the Amount Available, if any.

               (Y) If the Remittance Date is on or after the Cross-Over Date, distributions shall be made in the following order of priority:

                    (i) to the Class S Certificateholders (subject to the last paragraph under "--Distributions"), the lesser of:

                         (A) the Net Excess Amount Available; and

                         (B) the Class S Remittance Amount;

                    (ii) to the Class A Certificateholders (subject to the last paragraph under "--Distributions"), the lesser of:

                         (A) the balance of the Net Excess Available after
                    payments described in clause (i) above; and

                         (B) the Class A Interest Remittance Amount;

                    (iii) to the Class A Certificateholders (subject to the last paragraph under "--Distributions"), to be applied to reduce the Class A Principal Balance until the Class A Principal Balance is zero and to make payments in respect of the amounts described in clauses (iii) (to the extent the amounts described in clause
               (iii) represents prior Insured Payments or interest thereon) and
               (v) of the definition of Class A Principal Remittance Amount below, the lesser of:

                         (A) the balance of the Net Excess Amount Available
                    after payments described in clauses (i) and (ii) above; and

                         (B) the Class A Principal Remittance Amount;

                    (iv) to the Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available and one-twelfth of the Annual Trustee Expense Amount;

                    (v) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available and any expenses incurred in connection with any third party claims that remain unreimbursed;

                    (vi) to the Servicer, an amount equal to the lesser of the balance of the Amount Available and the aggregate of any Nonrecoverable Advances previously made by the Servicer and not previously reimbursed;

                    (vii) to the Class R Certificateholders, the balance of the
               Amount Available, if any.

     The "Class A Principal Remittance Amount" for any Remittance Date will be equal to the lesser of (a) the sum of the Class A Principal Balance and the amounts described in clauses (iii) (to the extent the amount in clause (iii) represents prior Insured Payments or interest thereon) and (v) below and (b) the sum of the following amounts:

          (i) the principal portion of all scheduled and unscheduled payments received on the Mortgage Loans during the related Due Period including all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds;

          (ii) an amount equal to the Unrecovered Class A Portion (as defined below);

          (iii) the Class A Carry-Forward Amount (as defined below);

          (iv) the principal portion of all proceeds deposited in the Principal and Interest Account on the related Determination Date in connection with the repurchase or substitution of a Mortgage Loan as to which there is defective loan documentation or a breach of a representation or warranty;

          (v) any amounts recovered from the Class A Certificateholders during the related Due Period that constituted a Mortgagor payment or a Monthly Advance, that was recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction; and

          (vi) the amount, if any, by which (A) the Class A Principal Balance immediately prior to such Remittance Date minus the amounts to be distributed on such Remittance Date pursuant to clauses (i), (ii), (iii) and (iv) above and pursuant to clause (x)(v) above under "--Distribution" and applied to reduce such Class A Principal Balance, exceeds (B) the Scheduled Class A Principal Balance for such Remittance Date as set forth on the Principal Payment Table (as described below) which is attached to the Pooling and Servicing Agreement.

     As to the final Remittance Date in connection with the purchase by the Servicer or the Certificate Insurer of all the Mortgage Loans and REO Properties pursuant to the Pooling and Servicing Agreement, the Class A Principal Remittance Amount shall be that amount described in clause (a) of the definition of Class A Principal Remittance Amount above with respect to such Remittance Date.

     The "Class A Principal Balance" as of any date of determination is equal to the initial Class A Principal Balance reduced by the sum (A) of all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to Class A Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (i), (ii), (iii) (to the extent the amount in clause (iii) represents a right to receive principal not previously covered by Insured Payments), (iv) and
(vi) of the definition of Class A Principal Remittance Amount and (B) all other amounts previously distributed to Class A Certificateholders constituting Excess Spread in reduction of the Class A Principal Balance.

     With respect to each Remittance Date the sum of the Class A Interest Remittance Amount and the Class A Principal Remittance Amount constitutes the "Class A Remittance Amount" for such Remittance Date, and the sum of the amounts payable on the Class S Certificates constitutes the "Class S Remittance Amount" for such Remittance Date. With respect to each Remittance Date, the "Unrecovered Class A Portion", means an amount equal to the excess, if any, of (A) the Class A Principal Balance minus the sum of (i) all amounts (excluding that portion of Insured Payments, if any, to be made in respect of principal) to be distributed to Class A Certificateholders in respect of principal on such Remittance Date on account of amounts described in clauses (i), (iii) (to the extent the amount in clause (iii) represents a right to receive principal not previously covered by an Insured Payment), (iv) and (vi) of the definition of Class A Principal Remittance Amount and (ii) all other amounts to be distributed to Class A Certificateholders constituting Excess Spread in reduction of the Class A Principal Balance on such Remittance Date, over (B) the Pool Principal Balance minus the sum of (x) the principal portion of the Monthly Payments received during the related Due Period and deposited in the Principal and Interest Amount and all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds and net income from any REO Certificateholders on such Remittance Date, plus (y) the aggregate of, as to each Liquidated Mortgage Loan which became such during the related Due Period, an amount (not less than zero or greater than the related Principal Balance) equal to the excess of (i) the principal balance of such liquidated Mortgage Loan over (ii) the principal portion of the related Net Liquidation Proceeds to be distributed to the Class A Certificateholders on such Remittance Date. The "Scheduled Class A Principal Balance" specified in the Principal Payment Table attached as an exhibit to the Pooling and Servicing Agreement and provided by the Certificate Insurer (the "Principal Payment

Table") for the Remittance Date in each of the months commencing with _______ 199_ and ending with _____, inclusive ________, is equal to the initial Class A Principal Balance; and the Scheduled Class A Principal Balance specified in the Principal Payment Table for the Remittance Date in each of the months commencing after _________ is computed based upon the assumed Class A Principal Balance on such date based upon a 0% Prepayment Assumption, a weighted average coupon with respect to the Mortgage Loans of % for Balloon Loans and __% for non-balloon loans, a weighted average amortization term of 360 months for Balloon Loans and months for non-Balloon Loans, a balloon payment of principal due in months and an otherwise normal amortization of the Mortgage Loans since the Cut-off Date.

     With respect to each Remittance Date, the "Class A Carry-Forward Amount" is the sum of (i) the amount, if any, by which (A) the Class A Remittance Amount as of the immediately preceding Remittance Date exceeded (B) the amount of the actual distribution, exclusive of any Insured Payment, to the Class A Certificateholders made on such immediately preceding Remittance Date and (ii) interest on the amount, if any, described in clause (i) above (to the extent that the amount in clause (i) above represents Insured Payments), at the Class A Pass-Through Rate from such immediately preceding Remittance Date. With respect to each Remittance Date, the "Class S Carry-Forward Amount" is the sum of (i) the amount, if any, by which (A) the Class S Remittance Amount as of the immediately preceding Remittance Date exceeded (B) the amount of the actual distribution, exclusive of any Insured Payments, to the Class S Certificateholders made on such immediately preceding Remittance Date and (ii) interest on the amount, if any, described in clause (i) above (to the extent that the amount in clause (i) above represents Insured Payments), at the Class A Pass-Through Rate from such immediately preceding Remittance Date.

     The Pooling and Servicing Agreement provides that to the extent the Certificate Insurer makes Insured Payments, the Certificate Insurer will be subrogated to the rights of the holders of the Class A Certificates and Class S Certificates with respect to such Insured Payments, shall be deemed, to the extent of the payments so made, to be a registered holder of such Class A Certificates or Class S Certificates and shall be entitled to reimbursement for such Insured Payments, with interest thereon at the Class A Pass-Through Rate, on each Remittance Date after the Class A Certificateholders and the Class S Certificateholders have received the Class A Remittance Amount and the Class S Remittance Amount (exclusive of any Class A Carry-Forward Amount or Class S Carry-Forward Amount representing amounts previously paid to such Certificateholders as Insured Payments or interest accrued in respect of such Insured Payments) for such Remittance Date.

EXCESS SPREAD

     On any Remittance Date prior to the Cross-Over Date, Holders of the Class A Certificates and Class S Certificates will have a prior right to 100% of the Excess Spread (as defined below) (the "Monthly Excess Spread Amount") received from the Servicer to fund the amount by which the sum of the Class A Remittance Amount and the Class S Remittance Amount exceeds the Available Remittance Amount for such Remittance Date. Moreover, to the extent not previously distributed as described in the foregoing sentence, on each Remittance Date prior to the Cross-Over Date, the Monthly Excess Spread Amount will be distributed the Class A Certificateholders to be applied to further reduce the Class A Principal Balance whenever, to the extent that, the aggregate amount of Monthly Excess Spread Amount distributed to the Class A Certificateholders and the Class S Certificateholders since the date of issuance of the Certificates ("Cumulative Spread Receipts"), is less than an amount as specified by the Certificate Insurer (the "Specified Spread Requirement") plus the aggregate of, as to each Liquidated Mortgage Loan which became such since the date of the issuance of the Certificates, an amount (not less than zero or greater than the related Principal Balance) equal to the excess, if any, of (i) the related Principal Balance over (ii) the portion of the related Liquidation Proceeds actually distributed to Class A Certificateholders ("Realized Losses"); provided, however, that after distributions with respect to principal pursuant to clause
(X) (iii) of the third paragraph under "--Distributions", in no event will a payment be made pursuant to this sentence that will result in the excess of the Pool Principal Balance over the Class A Principal Balance being greater than the Specified Spread Requirement. The "Excess Spread" with respect to any Remittance Date is an amount equal to the product of (i) the Pool Principal Balance as of the first day of the related Due Period and (ii) one-twelfth the difference between (x) the weighted average Mortgage Rate for the Mortgage Loans as of the first day of the related Due Period and (y) the sum of the Class A Pass-Through Rate, the Class S Pass-Through Rate, the annual rates at which the Servicing Fee and the Annual Trustee Expense Amount (as defined below) are calculated and the maximum rate at which the fee of the Certificate Insurer is calculated.

     The "Cross-Over Date" is the date on and after which the amount specified by the Certificate Insurer (the "Subordinated Amount") is reduced to zero. The Specified Spread Requirement and the Subordinate Amount may be reduced in the sole discretion of the Certificate Insurer or may decline over time in a manner specified by the Certificate Insurer.

OVERCOLLATERALIZATION PROVISIONS

     Application of the Excess Spread, to the extent not applied to cover delinquent payments of Monthly Payments on the Mortgage Loans or Realized Losses, will have the effect of accelerating the rate of payment of principal of the Class A Certificates. The purpose of accelerating the rate of payment of principal of the Class A Certificates is to provide protection against ultimate overall losses on the Mortgage Loans. Whenever and to the extent that, the excess of the Pool Principal Balance over the Class A Principal Balance is less than the Specified Spread Requirement, all amounts constituting Excess Spread remaining available for distribution on any Remittance Date after distributions of interest on the Senior Certificates will be applied in reduction of the Class A Principal Balance. Application of funds in accordance with the foregoing is intended to effect, over time, and thereafter maintain, a cushion against ultimate losses in the amount of the Specified Spread Requirement, rather than to maintain a regular cash flow to holders of Class A Certificates or to guarantee against current losses. There can be no assurance that this cushion will be attained or maintained. In addition, the Specified Spread Requirement may be reduced in accordance with the terms set forth in the definition thereof or in the discretion of the Certificate Insurer. The Certificate Insurance Policy only guarantees, as to any Remittance Date, payments in respect of principal in an amount equal to the excess, if any, of the Class A Principal Balance over the Pool Principal Balance. Consequently, under certain extreme delinquency scenarios, the Holders of Class A Certificates may, as a result, receive no distributions in respect of principal.

PAYMENT OF EXPENSES

     In order to provide for the payment of the fees and expenses of the Trustee, the Trustee will establish and maintain an account (the "Trustee Expense Account") into which the Trustee will deposit on each Remittance Date as described above under "--Distributions" one-twelfth of the Annual Trustee Expense Amount. The "Annual Trustee Expense Amount" with respect to each Mortgage Loan is equal to __% times the related principal balance. Amounts on deposit in the Trustee Expense Account will be withdrawn pursuant to the terms of the Pooling and Servicing Agreement to pay the fees and expenses of the Trustee. In addition, in order to provide for the payment of the fees of the Certificate Insurer the Trustee will establish and maintain an account (the "Insurance Account") into which the Trustee will deposit on each Remittance Date, from amounts on deposit in the Certificate Account, prior to making any required distributions to the Certificateholders, an amount that is sufficient to pay such fees. Amounts on deposit in the Insurance Account will be withdrawn pursuant to the terms of the Pooling and Servicing Agreement to pay the fees of the Certificate Insurer.

REMOVAL AND RESIGNATION OF SERVICER

     The Certificate Insurer may, pursuant to the Pooling and Servicing Agreement, remove the Servicer upon the occurrence and continuation beyond the applicable cure period of any of the following events, other than the event described in clause (i)(C) below, and the holders of in excess of 51% of the Percentage Interests in the Class A Certificates (the "Majority Certificateholders"), with the consent of the Certificate Insurer, which consent may not be unreasonably withheld, may remove the Servicer upon the occurrence and continuation beyond the applicable cure period of (a) an event described in clause (ii) below or (b) upon the failure of the Certificate Insurer to exercise its rights to remove the Servicer upon the occurrence of any event described in clause (i)(A), (i)(B), (i)(D), (iii), (iv) or (v) below:

          (i) (A) an Event of Nonpayment (as defined below), unless in the case of an Event of Nonpayment described in clause (i) of the definition thereof, the insufficiency described in such clause (i) or (ii) results from a failure of the Certificate Insurer or the Trustee to perform in accordance with its respective obligations; (B) the failure by the Servicer to make any required Servicing Advance, to the extent such failure materially and adversely affects the interests of the Certificate Insurer or the Certificateholders; (C) the failure by the Servicer to make any required Monthly Advance to the extent of the full amount of the Class A Interest Remittance Amount and the Class S Interest Remittance Amount; or
     (D) any other failure by the Servicer to remit to Certificateholders, or to the Trustee for the benefit of the Certificateholders, any payment required to be made under the terms of the Pooling and Servicing Agreement to the extent such failure materially and adversely affects the interests of the Certificate Insurer or the Certificateholders and which continues unremedied after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Certificate Insurer or the Trustee or to the Servicer and the Trustee with the consent of the Certificate Insurer; or

          (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in the Pooling and Servicing Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by any Certificateholder with the consent of the Certificate Insurer or the Certificate Insurer; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

          (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

          (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     Upon the occurrence of the event described in clause (i)(C), and the Servicer's failure to remedy such by twelve o'clock noon, New York City time, on the next succeeding business day, the Trustee or a successor Servicer will immediately assume the duties of the Servicer.

     An "Event of Nonpayment" is defined in the Pooling and Servicing Agreement as (i) with respect to any Remittance Date on or after the Cross-Over Date, the insufficiency of amounts remitted to the Trustee by the Servicer (exclusive of the Monthly Excess Spread Amount) to pay the full amount of the Class A Remittance Amount and Class S Remittance Amount (exclusive of the Class A Carry-Forward Amount and Class S Carry-Forward Amount that represents Insured Payments or interest accrued in respect of Insured Payments) and the amount to be deposited in the Insurance Account, (ii) with respect to any Remittance Date prior to the Cross-Over Date, the insufficiency of amounts remitted to the Trustee by the Servicer to pay the full amount of the Class A Remittance Amount and Class S Remittance Amount (exclusive of the Class A Carry-Forward Amount and Class S Carry-Forward Amount that represents Insured Payments or interest accrued in respect of Insured Payments) and the amount to be deposited in the Insurance Account, and (iii) the sum of all Realized Losses exceeds an amount specified in the Pooling and Servicing Agreement. In certain instances of the occurrence of an Event of Nonpayment described in the immediately preceding clauses (ii) or (iii), the Trustee and the Certificate Insurer may prohibit the termination of the Servicer if such Event of Nonpayment does not result from the action or omission of the Servicer.

     The Servicer may not assign the Pooling and Servicing Agreement nor resign from the obligations and duties thereby imposed on it except by mutual consent of the Servicer, the Depositor (if the Depositor is not the Servicer), the Certificate Insurer, the Trustee and the Majority Certificateholders, or upon the determination that the Servicer's duties thereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. No such resignation shall become effective until a successor has assumed the Servicer's responsibilities and obligations in accordance with the Pooling and Servicing Agreement.

     Upon removal or resignation of the Servicer, the Trustee will be the successor servicer (the "Successor Servicer"). The Trustee, as Successor Servicer, is obligated to make Monthly Advances and Servicing Advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. If, however, the Trustee is unwilling or unable to act as Successor Servicer, or if the Majority Certificateholders or Certificate Insurer so request, the Trustee may appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Certificate Insurer having a net worth of not less than $ and which is approved as a servicer by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as the Successor Servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer.

     The Trustee and any other successor Servicer in such capacity is entitled to the same reimbursement for advances and servicing compensation as the Servicer. See "--Servicing and Other Compensation and Payment of Expenses".

TERMINATION; PURCHASE OF MORTGAGE LOANS

     [In addition to the provisions for early termination of the Certificates described in the Prospectus, on any Remittance Date after the Cross-Over Date on which Mortgage Loans with aggregate principal balances at the Cut-off Date that equal or exceed __% of the Original Pool Principal Balance have become Liquidated Mortgage Loans, the Certificate Insurer may determine to purchase and may cause the purchase from the Trust Fund of all Mortgage Loans and all REO Property at a price equal to the sum of the Termination Price and the amount of any unpaid fees and expenses of the Servicer and the Trustee.

     In connection with any such purchase by the Certificate Insurer, the Servicer shall remit to the Trustee for remittance to Certificateholders on the final Remittance Date all other amounts then on deposit in the Principal and Interest Account that would have constituted part of the Available Remittance Amount for subsequent Remittance Dates absent such purchase.]

[AMENDMENT

     In addition to the provisions for amendment of the Pooling and Servicing Agreement described in the Prospectus, the Specified Spread Requirement may be reduced at the discretion of the Certificate Insurer and, consequently without the consent of, or notice to, the holders of Class A Certificates.]

REGISTRATION OF CLASS A CERTIFICATES

     [The Class A Certificates will initially be registered in the name of CEDE & Co., the nominee of DTC. Certificate Owners that are not Participants but desire to purchase, sell or otherwise transfer ownership of Class A Certificates may do so only through Participants (unless and until Definitive Class A Certificates, as defined below, are issued). In addition, Certificate Owners will receive all distributions of principal of, and interest on, the Class A Certificates from the Trustee through DTC and Participants. Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Class A Certificates, except under the limited circumstances described under "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the Prospectus.]


                                   THE TRUSTEE

     __________, __________, has been named Trustee pursuant to the Pooling and Servicing Agreement. _________________ has accepted appointment as the certificate registrar and paying agent pursuant to the Pooling and Servicing Agreement. The Trustee may resign at any time in the manner set forth in the Pooling and Servicing Agreement, in which event the Servicer will be obligated to appoint a successor Trustee. The Trustee may be removed if it ceases to be eligible to continue as such under the Pooling and Servicing Agreement or if it becomes insolvent. Any resignation or removal of the Trustee and appointment of a successor trustee will not become effective until the acceptance of appointment by a successor trustee. [The Trustee will hold those Mortgage Loans secured by Mortgaged Property located in _____________ through a separate trustee that may be an affiliate of the Trustee.]

                        [THE CERTIFICATE INSURANCE POLICY
                           AND THE CERTIFICATE INSURER

     The information set forth in this section has been provided by ___________. No representation is made by the Depositor or any of its affiliates as to the accuracy or completeness of any such information.

     ______________ (the "Certificate Insurer") has issued its Certificate Guaranty Surety Bond for the Class A Certificates and the Class S Certificates (the "Certificate Insurance Policy"). The Certificate Insurance Policy unconditionally guarantees the payment of Insured Payments on the Class A and Class S Certificates. "Insured Payments" as to any Remittance Date means the amount, if any, by which the sum of (i) the Class A Remittance Amount (excepting amounts payable in connection with the repurchase or substitution of defective Mortgage Loans if such amounts are due but not paid by the Depositor) and (ii) the Class S Remittance Amount exceeds the sum of (x) the Available Remittance Amount (minus the amounts withdrawable from the Certificate Account for deposit in the Insurance Account), (y) if any such Remittance Date is prior to the Cross-Over Date, the lesser of (1) the Monthly Excess Spread Amount deposited into the Certificate Account as of such Remittance Date and (2) the Subordinated Amount, and (z) the aggregate amount of any previous Insured Payments for which the Certificate Insurer has not been reimbursed by the Trustee pursuant to the Pooling and Servicing Agreement, together with that portion of the amounts described in the immediately preceding clauses (i) and (ii) of the definition of Insured Payment that represents interest accrued in respect of prior Insured Payments. The Certificate Insurer will make each such Insured Payment to the Trustee as paying agent on the later of (a) the Remittance Date on which such Insured Payment is distributable to the Class A Certificateholders or Class S Certificateholders pursuant to the Pooling and Servicing Agreement and (b) the business day next following the day on which the Certificate Insurer shall have received telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from the Trustee, as paying agent, specifying that an Insured Payment is due. The Certificate Insurance Policy will also provide for payment of the amount of any distributions in respect of principal or interest previously paid to a Class A Certificateholder or a Class S Certificateholder that are subsequently recovered from a Class A Certificateholder or a Class S Certificateholder pursuant to a final, nonappealable order of a court of competent jurisdiction under the United States Bankruptcy Code. Any such payments would be made under the Certificate Insurance Policy on the _______ business day following receipt by the Certificate Insurer of a copy of the order, assignment to the Certificate Insurer of such Certificateholder's rights and appointment of the Certificate Insurer as such Certificateholder's agent. The Certificate Insurer shall only be required to make an Insured Payment relating to a particular Remittance Date, and no Holder of a Senior Certificate shall be entitled to reimbursement for any payment avoided as a preference as to which the Certificate Insurer made a payment under the Certificate Insurance Policy.

     The Certificate Insurer's obligation under the Certificate Insurance Policy will be discharged to the extent that funds are received by the Trustee for distribution to the Class A Certificateholders and the Class S
Certificateholders, whether or not such funds are properly distributed by the Trustee.

     For purposes of the Certificate Insurance Policy, "Class A
Certificateholder" and "Class S Certificateholder", as to a particular Certificate, does not and may not include the Trust Fund, the Servicer, any Subservicer or the Depositor.

     The Certificate Insurer only insures the timely receipt of interest on the Senior Certificates and the ultimate receipt of principal on the Class A Certificates. The Certificate Insurer does not guaranty any rate of principal payments on the Class A Certificates other than that set forth in the

Principal Payment Table, any recovery of payments deemed voidable preferences under state law or the payment of the purchase price by the Depositor in connection with the purchase of Mortgage Loans due to defective documentation or a breach of representation or warranty.

     The Certificate Insurer has the right to terminate the Trust Fund as described above under "Description of the Certificates--Termination; Purchase of Mortgage Loans", causing an acceleration of the Class A Certificates and Class S Certificates, if the Cross-Over Date has occurred and Mortgage Loans with aggregate principal balances as of the Cut-off Date that equal or exceed __% of the Original Pool Principal Balance have become Liquidated Mortgage Loans.

     The Certificate Insurance Policy is non-cancelable.

     The Certificate Insurer is a ______________________.

     The Certificate Insurer is authorized to write insurance in _______ states.

     The Certificate Insurer considers its role in providing insurance to be credit enhancement rather than credit substitution. The Certificate Insurer only insures securities that the Certificate Insurer considers to be of investment grade quality. With respect to each category of obligations considered for insurance, the Certificate Insurer has established and maintains its own underwriting standards that are based on those aspects of credit quality that the Certificate Insurer deems important for the category and that take into account rating agency criteria established for the category. Credit criteria for evaluating securities include economic and social trends, debt management, financial management and legal and administrative factors, the adequacy of anticipated cash flow, including the historical and expected performance of assets pledged for payment of securities under varying economic scenarios, underlying levels of protection such as insurance or overcollateralization, and, particularly in the case of long-term municipal securities, the importance of the project being financed.

     The Certificate Insurer also reviews the security features and reserves created by the financing documentation, as well as the financial and other covenants imposed upon the credit backing the issue. In connection with the underwriting of new issues, the Certificate Insurer sometimes requires, as a condition to insuring an issue, that collateral be pledged or, in some instances, that a third-party guarantee be provided for a term of the insured obligation by a party of acceptable credit quality obligated to make payment prior to any payment by the Certificate Insurer.

     Insurance written by the Certificate Insurer insures the full and timely payment of principal and interest on insured debt securities and scheduled payments due in respect of pass-through securities such as the Class A Certificates and Class S Certificates. If the issuer of a Certificate Insurer-insured security defaults on its obligations to pay the insured amounts, or, in the case of a pass-through security, available funds are insufficient to pay the insured amounts, the Certificate Insurer will make the scheduled insured payments, without regard to any acceleration of the securities which may have occurred, and will be subrogated to the rights of security holders to the extent of its payments. Securities insured to maturity by the Certificate Insurer are rated _________ by ___________.

     In consideration for issuing its insurance, the Certificate Insurer receives a premium which is generally paid in full upon issuance of the policy or on an annual or semi-annual basis. The premium rates charged depend principally on the credit strength of the securities as judged by the Certificate Insurer according to its internal credit rating system and the type of issue.

     Committees of senior officers of the Certificate Insurer must approve all issues for insurance with the exception of certain small exposures, which may be approved by the [Director of Public Finance]. These committees review reports prepared by credit analysts on the staff of the Certificate

Insurer assigned to review such issues. Prior to its presentation to a committee, the recommendation for insurance in such report must be reviewed by the director of the group responsible for the underwriting of the type of security under consideration.

     As of ________, 199_, the Certificate Insurer had written directly or assumed through reinsurance guarantees of approximately $__ billion par value of securities (of which approximately percent constituted guarantees of municipal bonds) for which it had collected gross premiums of approximately $______. To date, the Certificate Insurer has reinsured approximately _____ percent of the risks it has written, primarily through quota share reinsurance treaties, but also through facultative arrangements.

     The Certificate Insurer is subject to regulation by each state in which the Certificate Insurer is licensed to write insurance. These regulations vary from state to state, but generally require insurance holding companies and their insurance subsidiaries to register and file certain reports, including information concerning their capital structure, ownership and financial condition and require prior approval by the insurance department of their state of domicile, of changes in control, of certain dividends and certain other intercorporate transfer of assets and of transactions between affiliated insurance companies, their parents and other affiliates. The Certificate Insurer is required to file quarterly and annual statutory financial statements and is subject to statutory restrictions concerning the types and quality of investments, the use of policy forms, premium rates and the size of risk that it may insure, subject to reinsurance. Additionally, the Certificate Insurer is subject to triennial audits by the State of New York Insurance Department.

CAPITALIZATION

     (Table setting forth the capitalization of the Certificate Insurer as of the most recent date. Audited and unaudited financial statements of the Certificate Insurer will be included as appendices to the Prospectus Supplement.)]


                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Upon the issuance of the Class A Certificates, ___________, counsel to the Company, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a REMIC under the Code.

     For federal income tax purposes, the REMIC Residual Certificates will be the sole class of "residual interests" in the REMIC and the Senior Certificates will be the "regular interests" in the REMIC and will be generally treated as debt instruments of the REMIC.

     The Class A Certificates may be treated as having been issued with original issue discount for federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount, and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to [______%]. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.

     The Class A Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such classes of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" and "--Premium" in the Prospectus.

     The Class A Certificates will be treated as "qualifying real property loans" under Section 593(d) of the Code, assets described in Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(5)(A) of the Code generally in the same proportion that the assets of the Trust Fund would be so treated. In addition, interest on the Class A Certificates will be treated as "interest on obligations secured by mortgages on real property" under
Section 856(c)(3)(B) of the Code generally to the extent that such Class A Certificates are treated as "real estate assets" under Section 856(c)(4)(A) of the Code. Moreover, the Class A Certificates will be "obligation[s] . . . which
 . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(C) of the Code. See "Certain Federal Income Tax Consequences--REMICs--Characterization of Investments in REMIC Certificates" in the Prospectus.

     The Servicer will be designated as the "tax matters person" with respect to the REMIC as defined in the REMIC Provisions, and in connection therewith will be required to hold not less than 0.01% of the Residual Certificates.

     For further information regarding the federal income tax consequences of investing in the Class A Certificates, see "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.


                              ERISA CONSIDERATIONS

     [A fiduciary of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code ("Plans") should carefully review with its legal advisors whether the purchase or holding of Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code.

     The DOL issued individual exemptions, Prohibited Transaction Exemption __________ to __________ ("__________") and prohibited Transaction Exemption
__________ to __________ ("_________") (the "Exemptions"), which generally exempt from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Section 4975(a) and (b) of the Code and Section 502(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates underwritten or placed by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemptions are satisfied. For purposes of this section "ERISA Considerations", the term "Underwriter" shall include (a) __________, (b) _________, (c) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with either _____ and (d) any member of the underwriting syndicate or selling group of which a person described in (a), (b) or (c) is a manager or co-manager with respect to a class of Certificates.

     The Exemptions set forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Class A Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Class A Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party.

Second, the Exemptions only apply to Class A Certificates evidencing rights and interests not subordinated to the rights and interests evidenced by the other Certificates of the same Trust Fund. Third, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's, A Division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch Investors Service, Inc. Fourth, the Trustee cannot be an affiliate of any member of the "Restricted Group", which consists of any Underwriter, the Depositor, the Trustee, the Servicer, any subservicer, the Certificate Insurer and any mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans in the Trust Fund as of the date of initial issuance of the Certificates. Fifth, the sum of all payments made to and retained by the Underwriters must represent not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of the Mortgage Loans; and the sum of all payments made to and retained by the Servicer and any subservicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     A fiduciary of a Plan contemplating purchasing a Class A Certificate must make its own determination that the general conditions set forth above will be satisfied with respect to such Certificate.

     If the general conditions of the Exemptions are satisfied, the Exemptions may provide an exemption from the restrictions imposed by Sections 406(a) and 407 of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code) in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by Plans. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Class A Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes of the Certificates, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

     If certain specific conditions of the Exemptions are also satisfied, the Exemptions may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Class A Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in the Class A Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or (b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by a Plan and (3) the holding of Class A Certificates by a Plan.

     Further, if certain specific conditions of the Exemptions are satisfied, the Exemptions may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407 of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the

Code for transactions in connection with the servicing, management and operation of the Mortgage Pool.

     The Exemptions also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a "party in interest" (within the meaning of Section 3(14) of ERISA) or a "disqualified person" (within the meaning of Section 4975(e)(2) of the Code) with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Certificates.

     Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm (a) that the Class A Certificates constitute "certificates" for purposes of the Exemptions and (b) that the specific and general conditions set forth in the Exemptions and the other requirements set forth in the Exemptions would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemptions, the Plan fiduciary should consider its general fiduciary obligations under ERISA in determining whether to purchase any Class A Certificates on behalf of a Plan.

     Any plan fiduciary which proposes to cause a Plan to purchase Class A Certificates should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of the Exemptions or any other prohibited transaction exemption in connection therewith, in particular, Prohibited Transaction Class Exemption 83-1 ("PTCE 83-1") for certain transactions involving mortgage pool investment trusts, as discussed in "ERISA Considerations" in the Prospectus. A purchaser of a Class A Certificate should be aware, however, that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by an exemption might not cover all acts which might be construed as prohibited transactions.

     ANY PLAN FIDUCIARY CONSIDERING WHETHER TO PURCHASE A CLASS A CERTIFICATE ON BEHALF OF A PLAN SHOULD CONSULT WITH ITS COUNSEL REGARDING THE APPLICABILITY OF THE FIDUCIARY RESPONSIBILITY AND PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE TO SUCH INVESTMENT. SEE "ERISA CONSIDERATIONS" IN THE PROSPECTUS.]


                             METHOD OF DISTRIBUTION

     Subject to the terms and conditions set forth in an underwriting agreement (the "Underwriting Agreement"), the Depositor has agreed to sell to _______ (the "Underwriters"), and each of the Underwriters have agreed to purchase from the Depositor, the principal amount of Class A Certificates set forth opposite its name below:


                                                            AGGREGATE PRINCIPAL
                                                              AMOUNT OF CLASS
                                                             A CERTIFICATES TO
                    UNDERWRITER                                BE PURCHASED
                    -----------                                ------------
Total...............................................

     In the Underwriting Agreement, each of the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of its respective allocation of the Class A Certificates offered hereby if any of the Class A Certificates are purchased.

     The Underwriters have advised the Depositor that they propose initially to offer the Class A Certificates to the public at the price set forth on the cover page hereof, and to certain dealers at such price less a concession not in excess of __% of the Class A Certificate denominations. The Underwriters may allow and such dealers may reallow a concession not in excess of __% of the Class A Certificate denominations to certain other dealers. After the initial public offering, the public offering price and such concessions may be changed.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.


                                     RATINGS

     The Class A Certificates will be rated at their initial issuance [not lower than] "_____" by ____________. ________________________________________________
_______________________________________________________________________________
ratings on mortgage pass-through certificates address the likelihood of the receipt by certificateholders of payments required thereon. __________ ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the certificates. __________'s rating on the Class A Certificates does not, however, constitute a statement regarding frequency of prepayments on the Mortgage Loans.

     The ratings assigned to the Class A Certificates will depend primarily upon the creditworthiness of the Certificate Insurer. Any reduction in a rating assigned to the claims-paying ability of the Certificate Insurer below the ratings initially assigned to the Class A Certificates may result in a reduction of one or more of the ratings assigned to the Class A Certificates.

     The Depositor does not expect a rating on the Class A Certificates by any rating agency other than _________. However, there can be no assurance as to whether any other rating agency will rate the Class A Certificates, or, if it does, what rating would be assigned by such other rating agency. A rating on the Class A Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Class A Certificates by .


                                  LEGAL MATTERS

     Certain legal matters relating to the Class A Certificates will be passed upon for the Depositor by __________ and __________ and for the Underwriter by ____________.

INFORMATION CONTAINED IN THIS PRELIMINARY PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME A FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS IS DELIVERED. THIS PRELIMINARY PROSPECTUS AND PROSPECTUS SUPPLEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                                    PROSPECTUS

                   AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES
                               (ISSUABLE IN SERIES)

                                SUPERIOR BANK FSB,
                                    DEPOSITOR

      The Certificates offered hereby and by Supplements to this Prospectus (the "Offered Certificates") will be offered from time to time in series. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any series, the "Trust Fund") consisting primarily of a segregated pool (a "Mortgage Pool") of various types of conventional or FHA insured (as defined below) single family and/or multifamily and/or commercial first and second mortgage loans and/or manufactured housing conditional sales contracts and installment loan agreements and/or home improvement installment sales contracts and installment loan agreements (collectively, the "Mortgage Loans") originated or purchased by the Depositor. If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, "Credit Support"). "FHA insured" Mortgage Loans are those mortgage loans which are, to the extent specified in the related Prospectus Supplement, partially insured by the Federal Housing Administration ("FHA") pursuant to Title I (as defined herein). See "Description of the Trust Funds", "Description of the Certificates", "Description of Credit Support" and "Description of FHA Insurance under Title I".

      Each series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior or subordinate to one or more other classes of Certificates in respect of distributions of principal or interest (or both) on the Mortgage Loans included in the related Trust Fund;
(iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions; (v) provide for distributions of accrued interest thereon only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series; and/or (vi) provide for distributions of principal sequentially, or based on specified payment schedules, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates. Principal and interest with respect to Certificates will be distributable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Certificates of any series will be made only from the assets of the related Trust Fund. See "Description of the Certificates".

      The Certificates of each series will not represent an obligation of or interest in the Depositor, the Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor any assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates pursuant to a Pooling and Servicing Agreement, as more fully described herein.

      The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Loans in the related Trust Fund and the timing of receipt of such payments as described under the caption "Yield Considerations" herein and under the caption "Certain Yield and Prepayment Considerations" in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

      Prospective investors should review the information contained herein and in the related Prospectus Supplement, in particular the information appearing under the caption "Risk Factors" herein and in the related Prospectus Supplement before purchasing any Offered Certificate.

      If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a "real estate mortgage investment conduit" for federal income tax purposes. See "Certain Federal Income Tax Consequences".

                                   ----------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
            SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                                   ----------

      Prior to issuance there will have been no market for the Certificates of any series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of a series of Offered Certificates unless accompanied by a Prospectus Supplement.

      Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under "Method of Distribution" herein and in the related Prospectus Supplement.

                                   ----------

                                 DECEMBER 12, 1997

      Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the Offered Certificates covered by such Prospectus Supplement, whether or not participating in the distribution thereof, may be required to deliver such Prospectus Supplement and this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as an underwriter and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUPPLEMENT

      As more particularly described herein, the Prospectus Supplement relating to the Offered Certificates of each series will, among other things, set forth with respect to such Certificates, as appropriate: (i) a description of the class or classes of Certificates, the payment provisions with respect to each such class and the Pass-Through Rate or method of determining the Pass-Through Rate with respect to each such class; (ii) the aggregate principal amount and distribution dates relating to such series, the method used to calculate principal distributions to each class of Certificates on each distribution date and, if applicable, the initial and final scheduled distribution dates for each class; (iii) information as to the assets comprising the Trust Fund, including the general characteristics of the Mortgage Loans, any Credit Support and any other assets included therein (with respect to the Certificates of any series, the "Trust Assets"); (iv) the additional circumstances, if any, under which the Trust Fund may be subject to early termination; (v) additional information with respect to the method of distribution of such Certificates; (vi) whether one or more REMIC elections will be made and the designation of the regular interests and residual interests; (vii) the aggregate original percentage ownership interest in the Trust Fund to be evidenced by each class of Certificates; (viii) information as to the Servicer, Sub-Servicer (or provision for the appointment thereof), if any, the provider of Credit Support, if any, and the Trustee, as applicable; (ix) information as to the nature and extent of subordination with respect to any class of Certificates that is subordinate in right of payment to any other class; and (x) whether such Certificates will be initially issued in definitive or book-entry form.

                               AVAILABLE INFORMATION

      The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement, which forms a part of the Registration Statement, omits certain information contained in such Registration Statement pursuant to the Rules and Regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. In addition, the Depositor is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Commission. Such Registration Statement, exhibits, reports and other information can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048.

      No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Offered Certificates or an offer of the Offered Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

      Unless otherwise provided in the Prospectus Supplement for a series of Certificates, the Servicer or the Trustee will be required to mail to holders of Offered Certificates of each series periodic unaudited reports concerning the related Trust Fund. Unless and until definitive Certificates are issued, or unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to CEDE & Co., as nominee of The Depository Trust Company ("DTC") and registered holder of the Offered Certificates, pursuant to the applicable Pooling and Servicing Agreement. Such reports may be available to holders of interests in the Certificates (the "Certificateholders") upon request to their respective DTC participants. See "Description of the Certificates--Reports to Certificateholders" and "Description of the Pooling and Servicing Agreements--Evidence as to Compliance". The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Exchange Act and the rules and regulations of the Commission thereunder.

                           REPORTS TO CERTIFICATEHOLDERS

      Periodic and annual reports concerning the related Trust Fund, including the amount of distribution of principal and interest and certain amounts relating to the Mortgage Loans included in the Trust Fund, are required under the Pooling and Servicing Agreement to be forwarded to Certificateholders. Unless otherwise specified in the related Prospectus Supplement, such reports will not be examined and reported on by an independent public accountant. See "Description of the Certificates--Reports to Certificateholders" herein.

                 INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

      There are incorporated herein and in the related Prospectus Supplement by reference all documents and reports filed or caused to be filed by the Registrant with respect to a Trust Fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering of the Offered Certificates of the related series. The Registrant will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of such person, a copy of any or all such reports incorporated herein by reference, in each case to the extent such reports relate to one or more of such classes of such Offered Certificates, other than the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents. Requests should be directed in writing to Superior Bank FSB, 135 Chestnut Ridge Road, Montvale, New Jersey 07645. The Registrant has determined that its financial statements will not be material to the offering of any Offered Certificates.

                                 TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                       ----
PROSPECTUS SUPPLEMENT ..............................................................................     ii

AVAILABLE INFORMATION ..............................................................................     ii

REPORTS TO CERTIFICATEHOLDERS ......................................................................     ii

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE ..................................................     ii

SUMMARY OF PROSPECTUS ..............................................................................      1

RISK FACTORS .......................................................................................      7
    Limited Liquidity ..............................................................................      7
    Limited Assets and Obligations .................................................................      7
    Average Life of Certificates; Prepayments; Yields ..............................................      7
    Limited Nature of Ratings ......................................................................      8
    Risks Associated With the Mortgage Loans and Mortgaged Properties ..............................      8
       Investment in the Mortgage Loans ............................................................      8
       Second Liens ................................................................................      9
       Bankruptcy Proceedings ......................................................................     10
       Delinquent Loans ............................................................................     10
       Regulatory Matters ..........................................................................     10
       Balloon Payments ............................................................................     10
    Credit Support Limitations .....................................................................     10
       Limitation on FHA Insurance for Title I Loans ...............................................     11
    Enforceability .................................................................................     11
    The Status of the Mortgage Loans in the Event of Insolvency of the Depositor ...................     11
    Limitations on Interest Payments and Foreclosures ..............................................     11
    Environmental Risks ............................................................................     12
    ERISA Considerations ...........................................................................     12
    Certain Federal Tax Considerations Regarding REMIC Residual Certificates .......................     12
    Control ........................................................................................     12
    Book-Entry Registration ........................................................................     12

DESCRIPTION OF THE TRUST FUNDS .....................................................................     12
    Mortgage Loans .................................................................................     12
       General .....................................................................................     13
       Mortgage Loan Information in Prospectus Supplements .........................................     14
       Payment Provisions of the Mortgage Loans ....................................................     14
       ARM Loans ...................................................................................     14
    Principal and Interest Account .................................................................     14
    Certificate Account ............................................................................     14
    Pre-Funding Account ............................................................................     15
    Credit Support .................................................................................     15

USE OF PROCEEDS ....................................................................................     15

YIELD CONSIDERATIONS ...............................................................................     15
    General ........................................................................................     15
    Pass-Through Rate ..............................................................................     15
    Timing of Payment of Interest and Principal ....................................................     15
    Principal Prepayments ..........................................................................     16
    Defaults .......................................................................................     16
    Prepayments--Maturity and Weighted Average Life ................................................     16
    Other Factors Affecting Weighted Average Life ..................................................     17
       Type of Mortgage Loan .......................................................................     17
    Foreclosures and Payment Plans .................................................................     18
       Due-on-Sale Clauses .........................................................................     18

THE DEPOSITOR ......................................................................................     18

THE SERVICER .......................................................................................     18

DESCRIPTION OF THE CERTIFICATES ....................................................................     19
    General ........................................................................................     19
    Distributions ..................................................................................     19
    Distributions of Interest on the Certificates ..................................................     19

                                                    -iv-


                                                                                                       PAGE
                                                                                                       ----
    Distributions of Principal on the Certificates .................................................     20
    Allocation of Losses and Shortfalls ............................................................     20
    Example of Distributions .......................................................................     20
    Monthly Advances in Respect of Delinquencies ...................................................     21
    Compensating Interest ..........................................................................     21
    Reports to Certificateholders ..................................................................     21
    Termination ....................................................................................     22
    Book-Entry Registration and Definitive Certificates ............................................     23

DESCRIPTION OF THE POOLING AND SERVICING AGREEMENTS ................................................     25
    Assignment of Mortgage Loans; Repurchases ......................................................     25
    Representations and Warranties; Repurchases ....................................................     26
    Payments on Mortgage Loans; Deposits to Principal and Interest Account .........................     27
    Deposits to Certificate Account ................................................................     27
    Collection and Other Servicing Procedures ......................................................     28
    Servicing Advances .............................................................................     29
    Sub-Servicers ..................................................................................     29
    Realization Upon Defaulted Mortgage Loans ......................................................     29
    Hazard Insurance Policies ......................................................................     30
    Due-on-Sale Provisions .........................................................................     30
    Servicing and Other Compensation and Payment of Expenses .......................................     31
    Evidence as to Compliance ......................................................................     31
    Certain Matters Regarding the Servicer .........................................................     31
    Events of Default ..............................................................................     31
    Rights Upon Event of Default ...................................................................     32
    Amendment ......................................................................................     32
    Duties of the Trustee ..........................................................................     32
    The Trustee ....................................................................................     32

DESCRIPTION OF CREDIT SUPPORT ......................................................................     33
    General ........................................................................................     33
    Subordinate Certificates .......................................................................     33
    Cross-Support Provisions .......................................................................     33
    Insurance or Guarantees With Respect to the Mortgage Loans .....................................     33
    Letter of Credit ...............................................................................     34
    Insurance Policies and Surety Bonds ............................................................     34
    Reserve Funds or Spread Account ................................................................     34
    Overcollateralization ..........................................................................     34

DESCRIPTION OF FHA INSURANCE UNDER TITLE I .........................................................     34

CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS ............................................................     36
    General ........................................................................................     36
    Single Family, Multifamily and Commercial Loans ................................................     36
    Manufactured Home Contracts ....................................................................     37
    The Home Improvement Contracts .................................................................     38
    Foreclosure on Mortgages .......................................................................     38
    Repossession With Respect to Manufactured Home Contracts .......................................     39
    Second Mortgages ...............................................................................     40
    Rights of Redemption ...........................................................................     40
       Single Family, Multifamily and Commercial Properties ........................................     40
       Manufactured Homes ..........................................................................     40
    Anti-Deficiency Legislation and Other Limitations on Lenders ...................................     41
       Single Family, Multifamily and Commercial Properties ........................................     41
       Manufactured Home Contracts .................................................................     41
    Enforceability of Certain Provisions ...........................................................     41
       Single Family, Multifamily and Commercial Properties ........................................     41
       Manufactured Homes ..........................................................................     42
    Leases and Rents ...............................................................................     42
    Subordinate Financing ..........................................................................     42
    Applicability of Usury Laws ....................................................................     43
    Consumer Protection Laws with respect to Contracts .............................................     43
    Environmental Legislation ......................................................................     43
    Formaldehyde Litigation With Respect to Manufactured Home Contracts ............................     44
    Soldiers' and Sailors' Civil Relief Act ........................................................     44
    Installment Contracts ..........................................................................     44

CERTAIN FEDERAL INCOME TAX CONSEQUENCES ............................................................     45

                                                     -v-


                                                                                                       PAGE
                                                                                                       ----
    General ........................................................................................     45
    REMICs .........................................................................................     45
       Classification of REMICs ....................................................................     45
       Characterization of Investments in REMIC Certificates .......................................     45
       Tiered REMIC Structures .....................................................................     46
    Taxation of Owners of REMIC Regular Certificates ...............................................     46
       General .....................................................................................     46
       Original Issue Discount .....................................................................     46
       Market Discount .............................................................................     48
       Premium .....................................................................................     49
       Realized Losses .............................................................................     49
    Taxation of Owners of REMIC Residual Certificates ..............................................     49
       General .....................................................................................     49
       Taxable Income of the REMIC .................................................................     50
       Basis Rules, Net Losses and Distributions ...................................................     51
       Excess Inclusions ...........................................................................     51
       Noneconomic REMIC Residual Certificates .....................................................     52
       Mark-to-Market Rules ........................................................................     52
       Possible Pass-Through of Miscellaneous Itemized Deductions ..................................     52
       Sales of REMIC Certificates .................................................................     53
       Prohibited Transactions and Other Possible REMIC Taxes ......................................     54
       Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations ...     54
       Termination .................................................................................     55
       Reporting and Other Administrative Matters ..................................................     55
       Backup Withholding With Respect to REMIC Certificates .......................................     55
       Foreign Investors in REMIC Certificates .....................................................     56

STATE AND OTHER TAX CONSEQUENCES ...................................................................     56

ERISA CONSIDERATIONS ...............................................................................     56
    General ........................................................................................     56
    Plan Asset Regulations .........................................................................     57
    Prohibited Transaction Exemptions ..............................................................     57

LEGAL INVESTMENT ...................................................................................     58

METHOD OF DISTRIBUTION .............................................................................     58

LEGAL MATTERS ......................................................................................     59

FINANCIAL INFORMATION ..............................................................................     59

RATING .............................................................................................     59

INDEX OF PRINCIPAL DEFINITIONS .....................................................................     60


                                                    -vi-

                               SUMMARY OF PROSPECTUS

      The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. An Index of Principal Definitions is included at the end of this Prospectus.

Title of Certificates................AFC Mortgage Loan Asset Backed
                                       Certificates, issuable in series (the
                                       "Certificates").

Depositor............................Superior Bank FSB, a federally chartered stock savings bank (the "Depositor"),
                                       will deposit into each Trust Fund
                                       Mortgage Loans originated or purchased by the Depositor. See "The Depositor".

Servicer.............................The servicer (the "Servicer" or
                                       "Servicing Division") for each series of Certificates will be Superior Bank FSB - Servicing Division. See "The Servicer" and "Description of the Pooling and Servicing Agreements--Collection and
                                       Other Servicing Procedures".

Trustee..............................The trustee (the "Trustee") for each series of Certificates will be named in
                                       the related Prospectus Supplement. See
                                       "Description of the Pooling and Servicing
                                       Agreements--The Trustee".

The Trust Funds......................Each series of Certificates will represent in the aggregate the entire
                                       beneficial ownership interest in a Trust
                                       Fund consisting of:

    (a) Mortgage Loans...............The Mortgage Loans with respect to each series of Certificates will consist of a pool (a "Mortgage Pool") of conventional or FHA insured mortgage loans and/or manufactured housing conditional sales contracts and installment loan agreements and/or home improvement installment sales contracts and installment loan agreements that are secured by first or second liens on properties located in any one of the fifty states or the District of Columbia. Unless otherwise specified in the related Prospectus Supplement, the properties securing the Mortgage Loans will consist of (i) one-to four-family residential properties ("Single Family Properties"),
                                       (ii) residential properties consisting of five or more dwelling units including mixed residential and commercial structures ("Multifamily Properties"),
                                       (iii) commercial properties ("Commercial
                                       Properties") and/or (iv) new or used
                                       manufactured homes ("Manufactured Homes";
                                       collectively with Single Family
                                       Properties, Multifamily Properties and
                                       Commercial Properties, the "Mortgaged
                                       Properties"). To the extent specified in the related Prospectus Supplement, some of the Mortgage Loans may be partially insured by the FHA pursuant to Title I ("Title I") of the National Housing Act of 1934, as amended (the "National Housing Act"). All Mortgage Loans will have been originated by the Depositor or will have been purchased, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related series of Certificates from affiliated or unaffiliated sellers, except for Mortgage Loans purchased subsequently with funds in a Pre-Funding Account (as defined herein).

                                     Each Mortgage Loan may provide for accrual
                                       of interest thereon at an interest rate
                                       (a "Mortgage Rate") that is fixed over
                                       its term or that adjusts from time to
                                       time, or that may be converted from an
                                       adjustable to a fixed Mortgage Rate, or
                                       from a fixed to an adjustable Mortgage
                                       Rate, from time to time at the
                                       mortgagor's election, in each case as
                                       described in the related Prospectus
                                       Supplement. Each Mortgage Loan may
                                       provide for scheduled payments to
                                       maturity, payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related Prospectus Supplement. The Mortgage Loans may provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or at such other interval as is specified in the related Prospectus Supplement. See "Description of the Trust Funds--Mortgage Loans".

    (b) Principal and Interest
        Account and Certificate
        Account.....................Each Trust Fund will include one or more accounts (collectively, the "Principal
                                       and Interest Account") established and
                                       maintained on behalf of the
                                       Certificateholders into which the
                                       Servicer will, to the extent described
                                       herein and in the related Prospectus
                                       Supplement, deposit all payments and
                                       collections received or advanced with
                                       respect to the Mortgage Loans other than
                                       (i) the Depositor's Yield (as defined
                                       herein), if any, and (ii) payments
                                       received on or after the Cut-off Date (as defined herein) in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date. Each Trust Fund will also include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which the Trustee will, to the extent described herein and in the related Prospectus Supplement, deposit all amounts remitted by the Servicer from the Principal and Interest Account and other payments and collections received from other assets in the Trust Fund or advanced by the Servicer. Unless otherwise specified in the related Prospectus Supplement funds held in the Principal and Interest Account and the Certificate Account may be invested in certain short-term, high quality investments. See "Description of the Trust Funds--Principal and Interest Account; and "--Certificate Account", and "Description of the Pooling and Servicing Agreements--Payments on Mortgage Loans; Deposits to the Principal and Interest Account and "--Deposits to Certificate Account".

    (c) Pre-Funding Account..........If so provided in the related Prospectus
                                       Supplement, the related Trust Fund will
                                       include one or more accounts
                                       (collectively, the "Pre-Funding Account") established and maintained on behalf of the Certificateholders into which the Trustee will, to the extent described herein and in the related Prospectus Supplement, deposit amounts received from the Depositor to be applied to acquire additional Mortgage Loans subject to certain conditions specified in the related Prospectus Supplement. See "Description of the Trust Funds - Pre-Funding Account", and "Description of Pooling and Servicing Agreements - Subsequent Mortgage Loans".

    (d) Credit Support...............If so provided in the related Prospectus
                                       Supplement, partial or full protection
                                       against certain defaults and losses on
                                       the Mortgage Loans in the related Trust
                                       Fund may be provided to one or more
                                       classes of Certificates of the related
                                       series in the form of subordination of
                                       one or more other classes of Certificates of such series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund, cross- collateralization, overcollateralization or another type of credit support, or a combination thereof (any such coverage with respect to the Certificates of any series, "Credit Support"). If so specified in the related Prospectus Supplement, some of the Mortgage Loans may be partially insured by the FHA pursuant to Title I. The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Support, if any, will be described in the Prospectus Supplement for a series of Certificates. See "Risk Factors-- Credit Support Limitations" and "Description of Credit Support".

Description of Certificates..........Each series of Certificates will be issued pursuant to a Pooling and
                                       Servicing Agreement (a "Pooling and
                                       Servicing Agreement") among the
                                       Depositor, the Servicer and the Trustee.
                                       Pooling and Servicing Agreements are
                                       sometimes referred to herein as
                                       Agreements. Each series of Certificates
                                       will include one or more classes. Each
                                       series of Certificates (including any
                                       class or classes of Certificates of such series not offered hereby) will represent in the aggregate the entire beneficial ownership interest in a Trust Fund. Each class of Certificates (other than certain Stripped Interest Certificates, as defined below) will have a stated principal

                                       2
<PAGE


                                       amount (a "Certificate Balance") and
                                       (other than certain Stripped Principal
                                       Certificates, as defined below) will be
                                       entitled to distributions of interest
                                       accrued thereon based on a fixed,
                                       variable or adjustable interest rate (a
                                       "Pass-Through Rate"). The related
                                       Prospectus Supplement will specify the
                                       Certificate Balance and the Pass-Through
                                       Rate for each class of Certificates, as
                                       applicable, or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate.

                                     Each series of Certificates will consist of
                                       one or more classes of Certificates that may (i) be senior (collectively, "Senior Certificates") or subordinate
                                       (collectively, "Subordinate
                                       Certificates") to one or more other
                                       classes of Certificates in respect of
                                       certain distributions on the
                                       Certificates; (ii) be entitled to
                                       principal distributions, with
                                       disproportionately low, nominal or no
                                       interest distributions (collectively,
                                       "Stripped Principal Certificates"); (iii) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions (collectively, "Stripped Interest Certificates"); (iv) provide for distributions of accrued interest thereon only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series (collectively, "Accrual Certificates");
                                       and/or (v) provide for payments of
                                       principal sequentially, based on
                                       specified payment schedules or other
                                       methodologies, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates.

                                     As to each series of Certificates, unless
                                       otherwise specified in the related
                                       Prospectus Supplement, one or more
                                       elections will be made to treat the Trust
                                       Fund or a designated portion thereof as a "real estate mortgage investment conduit" or "REMIC" as defined in the Internal Revenue Code of 1986 (the "Code").

                                     The Certificates will not represent an
                                       obligation of or interest in the
                                       Depositor, the Servicer or any of their
                                       respective affiliates except as set forth herein, nor will the Certificates or any Mortgage Loans be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement. See "Risk Factors--Limited Assets and Obligations" and "Description of the Certificates".

Distributions of Interest of
    Certificates.....................Interest on each class of Offered
                                       Certificates (other than certain classes
                                       of Stripped Interest Certificates and
                                       Stripped Principal Certificates) of each
                                       series will accrue at the applicable
                                       Pass-Through Rate on the outstanding
                                       Certificate Balance thereof and will be
                                       distributed to Certificateholders as
                                       provided in the related Prospectus
                                       Supplement (each of the specified dates
                                       on which distributions are to be made, a
                                       "Remittance Date"). Distributions with
                                       respect to interest on Stripped Interest
                                       Certificates may be made on each
                                       Remittance Date on the basis of a
                                       notional amount as described in the
                                       related Prospectus Supplement.
                                       Distributions of interest with respect to
                                       one or more classes of Certificates may
                                       be reduced to the extent of certain
                                       delinquencies and other contingencies
                                       described herein and in the related
                                       Prospectus Supplement. See "Risk
                                       Factors--Average Life of Certificates;
                                       Prepayments; Yields", "Yield
                                       Considerations", and "Description of the
                                       Certificates--Distributions of Interest
                                       on the Certificates".
Distributions of Principal on
    Certificates.................... The Certificates of each series (other than certain classes of Stripped Interest
                                       Certificates) initially will have an
                                       aggregate Certificate Balance no greater than the outstanding principal balance of the Mortgage Loans included in the related Trust Fund as of, unless the related Prospectus Supplement provides otherwise, the first day of the month of formation of the related Trust Fund (the "Cut-off Date"). The Certificate Balance of a Certificate outstanding from time to time represents the maximum amount that the holder thereof is then entitled to receive in respect of principal from future cash flow on the assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, distributions of principal will be made on each Remittance Date to the class or classes of Certificates entitled thereto until the Certificate Balances of such Certificates have been reduced to zero. Distributions of principal on any class of Certificates entitled thereto will be made on a pro rata basis among all of the Certificates of such class. Stripped Interest Certificates with no Certificate Balance or a notional balance will not receive distributions in respect of principal. Distributions of principal on any series of Certificates or with respect to one or more classes included therein may be reduced to the extent of delinquencies and other contingencies described herein and in the related Prospectus Supplement and not otherwise covered by Credit Support, if any. See "Description of the
                                       Certificates--Distributions of Principal of the Certificates".

Monthly Advances.....................The Servicer, directly or through
                                       Sub-Servicers (as defined herein), will
                                       service and administer the Mortgage Loans included in each Trust Fund and, unless otherwise provided in the related Prospectus Supplement, will be obligated as part of its servicing responsibilities to make certain advances (each, a "Monthly Advance") with respect to delinquent scheduled payments of interest on the Mortgage Loans in such Trust Fund. Monthly Advances made by the Servicer are reimbursable generally from subsequent recoveries in respect of such Mortgage Loans and otherwise to the extent described herein and in the related Prospectus Supplement. See "Description of the Certificates--Monthly Advances in Respect of Delinquencies".

Compensating Interest................Unless otherwise specified in the
                                       Prospectus Supplement for a series of
                                       Certificates, the Servicer will be
                                       required to remit to the Trustee on the
                                       date specified in the related Prospectus
                                       Supplement as the "Determination Date",
                                       with respect to each Mortgage Loan in the related Trust Fund as to which a principal prepayment in full (a "Principal Prepayment") or a principal payment which is in excess of four times the scheduled monthly payment and is not intended to cure a delinquency (a "Curtailment") was received during the calendar month preceding the month in which such Determination Date occurs (a "Due Period"), an amount, from and to the extent of amounts otherwise payable to the Servicer as servicing compensation, equal to the excess, if any, of (a) 30 days' interest on the principal balance of the related Mortgage Loan at the Mortgage Rate net of the per annum rate at which the Servicer's servicing fee accrues, over (b) the amount of interest actually received on such Mortgage Loan during such Due Period, net of the Servicer's servicing fee. See
                                       "Description of the
                                       Certificates--Compensating Interest".

Termination..........................Unless otherwise provided in the related
                                       Prospectus Supplement, a series of
                                       Certificates will be subject to optional early termination through the repurchase of the Mortgage Loans in the related Trust Fund by the Servicer, under the circumstances and in the manner set forth herein. See "Description of the Certificates--Termination".

                                     If so specified in the related Prospectus
                                       Supplement, a series of Certificates may also be subject to optional early termination through the repurchase of the assets in the related Trust Fund by the provider of Credit Support or the holders of Certificates of a specified class under the circumstances and in the manner set forth therein.

Depositor's Yield................... For each Mortgage Loan, the "Depositor's
                                       Yield" represents the right to receive
                                       all prepayment penalties and premiums
                                       collected on the Mortgage Loan and
                                       certain other amounts if specified in the related Prospectus Supplement. Unless otherwise specified in the Prospectus Supplement for a series of Certificates, the Depositor's Yield will be retained by the Depositor and will not be a part of any Trust Fund.

Registration of Certificates.........If so provided in the related Prospectus
                                       Supplement, one or more classes of the
                                       Offered Certificates will initially be
                                       represented by one or more Certificates
                                       registered in the name of CEDE & Co., as the nominee of The Depository Trust Company ("DTC") in the United States, or Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") or the Euroclear System ("Euroclear") in Europe. Transfers within DTC, CEDEL or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. No person acquiring an interest in Offered Certificates so registered will be entitled to receive a definitive certificate representing such person's interest except in the event that definitive certificates are issued under the limited circumstances described herein. See "Risk Factors--Book-Entry Registration" and "Description of the Certificates--Book-Entry Registration and
                                       Definitive Certificates".

Tax Status of the Certificates.......The Certificates of each series will constitute "regular interests" ("REMIC
                                       Regular Certificates") and "residual
                                       interests" ("REMIC Residual
                                       Certificates") in one or more REMICs
                                       under Sections 860A through 860G of the
                                       Code, unless otherwise specified in the
                                       related Prospectus Supplement. See
                                       "Certain Federal Income Tax Consequences" herein and in the related Prospectus Supplement.

                                     REMIC Regular Certificates generally will
                                       be treated as debt obligations of the
                                       applicable REMIC for federal income tax
                                       purposes. In general, to the extent the
                                       assets and income of the REMIC are
                                       treated as qualifying assets and income
                                       under the following sections of the Code, REMIC Regular Certificates (i) owned by a thrift institution will be treated as "obligations secured principally by an interest in real property" for purposes of Section 7701(a)(19)(C) of the Code and
                                       (ii) owned by a real estate investment
                                       trust will be treated as "real estate
                                       assets" for purposes of Section
                                       856(c)(4)(A) of the Code and interest
                                       income therefrom will be treated as
                                       "interest on obligations secured by
                                       mortgages on real property" for purposes of Section 856(c)(3)(B) of the Code. In addition, REMIC Regular Certificates will be "obligations. . . which. . . are principally secured by an interest in real property" within the meaning of
                                       Section 860G(a)(3)(C) of the Code.
                                       Moreover, if 95% or more of the assets
                                       and the income of the REMIC qualify for
                                       any of the foregoing treatments, the
                                       REMIC Regular Certificates will qualify
                                       for the foregoing treatments in their
                                       entirety. Holders of REMIC Regular
                                       Certificates must report income with
                                       respect thereto on the accrual method,
                                       regardless of their method of tax
                                       accounting generally. Holders of any
                                       class of REMIC Regular Certificates
                                       issued with original issue discount
                                       generally will be required to include the original issue discount in income as it accrues, which will be determined using an initial prepayment assumption and taking into account, from time to time, actual prepayments occurring at a rate different than the prepayment assumption.

                                     REMIC Residual Certificates generally will
                                       be treated as representing an interest in qualifying assets and income to the same extent described above for institutions subject to Sections 856(c)(4)(A), 856(c)(3)(B) and 7701(a)(19)(C) of the
                                       Code. A portion (or, in certain cases,
                                       all) of the income from REMIC Residual
                                       Certificates (i) may not be offset by any losses from other activities of the holder of such REMIC Residual
                                       Certificates, (ii) may be treated as
                                       unrelated business taxable income, for
                                       holders of REMIC Residual Certificates
                                       that are subject to tax on unrelated
                                       business taxable income (as defined in
                                       Section 511 of the Code), and (iii) may
                                       be subject to foreign withholding rules.
                                       In addition, transfers of certain REMIC
                                       Residual Certificates may be prohibited, or may be disregarded under some circumstances for all federal income tax purposes. See "Certain Federal Income Tax Consequences--REMICs --Taxation of Owners of REMIC Residual Certificates", "--Excess Inclusions" and "--Noneconomic REMIC Residual Certificates".

                                     Investors are advised to consult their tax
                                       advisors and to review "Certain Federal
                                       Income Tax Consequences" herein and in
                                       the
                                       related Prospectus Supplement.

ERISA Considerations.................A fiduciary of an employee benefit plan and certain other retirement plans and
                                       arrangements, including individual
                                       retirement accounts, annuities, Keogh
                                       plans, and collective investment funds
                                       and separate accounts in which such
                                       plans, accounts, annuities or
                                       arrangements are invested, that is
                                       subject to the Employee Retirement Income
                                       Security Act of 1974, as amended
                                       ("ERISA"), or Section 4975 of the Code
                                       should carefully review with its legal
                                       advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited under or otherwise violates applicable provisions of ERISA or Section 4975 of the Code. See "ERISA Considerations" herein and in the related Prospectus Supplement.

Legal Investment.....................Unless otherwise provided in the related
                                       Prospectus Supplement, the Offered
                                       Certificates will not constitute
                                       "mortgage related securities" for
                                       purposes of the Secondary Mortgage Market
                                       Enhancement Act of 1984. Accordingly,
                                       investors whose investment authority is
                                       subject to legal restrictions should
                                       consult their own legal advisors to
                                       determine whether and to what extent the Offered Certificates constitute legal investments for them. See "Legal Investment" herein and in the related Prospectus Supplement.

Rating ..............................At the date of issuance, as to each series, each class of Offered
                                       Certificates will be rated in one of the four highest rating categories by one or more nationally recognized statistical rating agencies (each, a "Rating Agency"). See "Rating" herein and in the related Prospectus Supplement.

                                   RISK FACTORS

      In connection with the purchase of Offered Certificates, investors should pay particular attention to the following factors and certain other factors as may be set forth under the caption "Risk Factors" in the related Prospectus Supplement.

LIMITED LIQUIDITY

      There can be no assurance that a secondary market for the Offered Certificates of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue while Certificates of such series remain outstanding. The Offered Certificates will not be listed on any securities exchange. The market value of Certificates will fluctuate with changes in prevailing rates of interest and prepayments. Consequently, a sale of Certificates by a holder in any secondary market that may develop may be at a discount from 100% of their original principal balance or from their purchase price. Furthermore, secondary market purchasers may look only hereto, to the related Prospectus Supplement and to the reports to Certificateholders delivered pursuant to the Pooling and Servicing Agreement as described herein under the heading "Description of the Certificates--Reports to Certificateholders"; "--Book-Entry Registration and Definitive Certificates" and "Description of the Pooling and Servicing Agreements--Evidence as to Compliance" for information concerning the Certificates. Issuance of the Offered Certificates in book-entry form may also reduce the liquidity of such Certificates since investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates. See "Risk Factors--Book-Entry Registration". Except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights and the Certificates are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates-- Termination". Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to Certificate Balances or, in the case of Stripped Interest Certificates, notional amounts specified in the Prospectus Supplement for such series.

LIMITED ASSETS AND OBLIGATIONS

      Unless otherwise specified in the related Prospectus Supplement, a series of Certificates will not have any claim against or security interest in the Trust Fund for any other series. If the related Trust Fund is insufficient to make payments on the related Certificates, no other assets will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts, including the Principal and Interest Account, Certificate Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, as described in the related Prospectus Supplement. In the event of such withdrawal, such amounts will not be available for future payment of principal or interest on the Certificates. If so provided in the Prospectus Supplement for a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Remittance Date in respect of which losses or shortfalls in collections on the Mortgage Loans have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

      The Certificates will not represent an obligation of or interest in the Depositor, the Servicer or any of their respective affiliates. The only obligations of the foregoing entities with respect to the Certificates or the Mortgage Loans will be obligations (if any) of the Depositor and the Servicer pursuant to certain limited representations and warranties made with respect to the Mortgage Loans, the Servicer's servicing obligations under the related Pooling and Servicing Agreement (including its limited obligation to make certain advances in the event of delinquencies with respect to interest on the Mortgage Loans, and, if and to the extent expressly described in the related Prospectus Supplement, certain limited obligations of the Depositor or Servicer in connection with an agreement to purchase or act as a remarketing agent with respect to a Convertible Mortgage Loan (as defined herein) upon conversion to a fixed rate. Except as so described in the related Prospectus Supplement, neither the Certificates nor the underlying Mortgage Loans will be guaranteed or insured by any governmental agency or instrumentality, or by the Depositor, the Servicer or any of their respective affiliates. Proceeds of the assets included in the related Trust Fund for a series of Certificates (including the Mortgage Loans and any Credit Support) will be the sole source of payments on the Certificates, and there will be no recourse to the Depositor or the Servicer or any of their respective affiliates in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the Certificates.

AVERAGE LIFE OF CERTIFICATES; PREPAYMENTS; YIELDS

      Prepayments (including liquidations due to defaults and repurchases due to conversion of Convertible Mortgage Loans to fixed interest rate loans, breaches of representations and warranties or exercise of a repurchase option upon default) on the Mortgage Loans in any Trust Fund generally will result in a faster rate of principal payments on one or more classes of the related Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans may affect the average life of each class of related Certificates. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. There can be no assurance as to the rate of prepayment on the Mortgage Loans in any Trust Fund or that the rate of payments will conform to any model described herein or in any Prospectus Supplement. If prevailing interest rates fall significantly below (or rise significantly above) the applicable mortgage rates, principal prepayments are likely to be higher (or lower) than if prevailing rates remain at the rates borne by the Mortgage Loans underlying or comprising the Mortgage Loans in any Trust Fund. As a result, the actual maturity of any class of Certificates could occur significantly earlier (or later) than expected. A series of Certificates may include one or more classes of Certificates with priorities of payment and, as a result, yields on other classes of Certificates, including classes of Offered Certificates, of such series may be more sensitive to prepayments on Mortgage Loans. A series of Certificates may include one or more classes offered at a significant premium or discount. Yields on such classes of

Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on Mortgage Loans and, where the amount of interest payable with respect to a class is disproportionately high, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might, in some prepayment scenarios, fail to recoup its original investment. A series of Certificates may include one or more classes of Certificates ("Accrual Certificates"), including classes of Offered Certificates, with respect to which certain accrued certificate interest will not be distributed but rather will be added to the principal balance thereof and, as a result, yields on such Certificates will be sensitive to (a) the provisions of such Accrual Certificates relating to the timing of distributions of interest thereon and (b) if such Accrual Certificates accrue interest at a variable or adjustable Pass-Through Rate, changes in such rate. See "Yield Considerations" herein and, if applicable, in the related Prospectus Supplement.

LIMITED NATURE OF RATINGS

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain the rating on any Certificate. In the event the rating is revised or withdrawn, the liquidity of the Certificates may be adversely affected.

      Any rating assigned by a Rating Agency to a class of Certificates will reflect such Rating Agency's assessment solely of the likelihood that holders of Certificates of such class will receive payments to which such Certificateholders are entitled under the related Pooling and Servicing Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the series of Certificates. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Certificate at a significant premium might fail to recoup its initial investment under certain prepayment scenarios. Each Prospectus Supplement will identify any payment to which holders of Offered Certificates of the related series are entitled that is not covered by the applicable rating.

      The amount, type and nature of credit support, if any, established with respect to a series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of such series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit support required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by Credit Support, such losses will be borne by the holders of one or more classes of the Certificates of the related series. See "Description of Credit Support" and "Rating".

RISKS ASSOCIATED WITH THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

      INVESTMENT IN THE MORTGAGE LOANS. An investment in securities such as the Offered Certificates will represent interests in mortgage loans and/or manufactured housing conditional sales contracts and installment loan agreements and/or home improvement installment sales contracts and installment loan agreements and may be affected by, among other things, a decline in real estate values. No assurance can be given that values of the Mortgaged Properties will remain at the levels existing on the dates of origination of the related Mortgage Loans. If the residential or commercial real estate market should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans, and any secondary financing on the Mortgaged Properties, become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, in the case of Mortgage Loans that are subject to negative amortization, due to the addition to the principal balance of that portion of interest that has accrued but is not payable in any month because the amount of interest accrued in such month exceeded the scheduled payment on the Mortgage Loan (such portion of interest, "Deferred Interest"), the principal balances of such Mortgage Loans could be increased to an amount equal to or in excess of the value of the underlying Mortgaged Properties, thereby increasing the likelihood of default. To the extent that such losses are not covered by the applicable Credit Support, holders of Certificates of the series evidencing interest in the related Mortgage Pool will bear all risk of loss resulting from default by Mortgagors and will have to look primarily to the value of the Mortgaged Properties for recovery of the outstanding principal and unpaid interest on the defaulted Mortgage Loans. Certain of the types of loans which may be included in the Mortgage Pools may involve additional uncertainties not present in traditional types of loans. For example, certain of the Mortgage Loans may provide for escalating or variable payments by the borrower under the Mortgage Loan (the "Mortgagor") as to which the Mortgagor is generally qualified on the basis of the initial payment amount. In some instances the Mortgagor's income may not be sufficient to enable the Mortgagor to continue to make required loan payments as such payments increase and thus the likelihood of default will increase. To the extent that such losses are not covered by Credit Support, holders of the Certificates will bear all risk of loss resulting from default by Mortgagors and will have to look primarily to the value of the Mortgaged Properties for recovery of the outstanding principal and unpaid interest of the defaulted Mortgage Loans. In addition to the foregoing, certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the Mortgage Loans in such a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration.

      Certain of the Mortgage Loans included in a Trust Fund, particularly those secured by Multifamily Properties or Commercial Properties, may not be fully amortizing over their terms to maturity and, thus, will require substantial payments of principal (that is, balloon payments) at their stated maturity. Mortgage Loans of this type involve a greater degree of risk than self-amortizing loans because the ability of a Mortgagor to make a balloon payment typically will depend upon its ability either to fully refinance the loan or to sell the related Mortgaged Property at a price sufficient to permit the Mortgagor to make the balloon payment. The ability of a Mortgagor to accomplish either of these goals will be affected by a number of factors, including the value of the related Mortgaged Property, the level of available mortgage rates at the time of sale or refinancing, the Mortgagor's equity in the related Mortgaged Property, prevailing general economic conditions, the availability of credit for loans secured by comparable real properties and, in the case of Multifamily Properties and Commercial Properties, the financial condition and operating history of the Mortgagor and the related Mortgaged Property, tax laws and rent control laws.

      Mortgage Loans secured by Multifamily Properties and Commercial Properties may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with loans secured by Single Family Properties. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower; thus, the value of an income-producing property is directly related to the net operating income derived from such property. If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the loan may be impaired. In addition, the concentration of default, foreclosure and loss risk for a pool of Mortgage Loans secured by Multifamily Properties and Commercial Properties may be greater than for a pool of Mortgage Loans secured by Single Family Properties of comparable aggregate unpaid principal balance because the pool of Mortgage Loans secured by Multifamily Properties and Commercial Properties is likely to consist of a smaller number of higher balance loans.

      Additional special risks associated with particular types of Mortgage Loans may be specified in the related Prospectus Supplement.

      SECOND LIENS. Certain of the Mortgage Loans may be secured by second liens and the related first liens ("First Liens") may not be included in the Mortgage Pool. The primary risk to holders of Mortgage Loans secured by second liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related First Lien to satisfy fully both the First Lien and the Mortgage Loan. In the event that a holder of the First Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the First Lien. The claims of the holder of the First Lien will be satisfied in full out of proceeds of the liquidation of the Mortgage Loan, if such proceeds are sufficient, before the Trust Fund as holder of the second lien receives any payments in respect of the Mortgage Loan. With respect to the Mortgage Loans which are partially insured by the FHA pursuant to Title I, however, a claim may be payable subject to certain limitations, as described in the related Prospectus Supplement and herein. If the Servicer were to foreclose on any Mortgage Loan, it would do so subject to any related First Lien. In order for the debt related to the Mortgage Loan to be paid in full at such sale, a bidder at the foreclosure sale of such Mortgage Loan would have to bid an amount sufficient to pay off all sums due under the Mortgage Loan and the First Lien or purchase the Mortgaged Property subject to the First Lien. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy both loans in the aggregate, the Trust Fund, as the holder of the second lien, and, accordingly, holders of the Certificates bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and
(ii) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions. In addition, a second mortgagee may not foreclose on the property securing a second mortgage unless it forecloses subject to the first mortgage.

      Even assuming that the Mortgaged Properties provide adequate security for the Mortgage Loans, substantial delays could be encountered in connection with the liquidation of defaulted Mortgage Loans and corresponding delays in the receipt of related proceeds by Certificateholders could occur. An action to foreclose on a Mortgaged Property securing a Mortgage Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a Mortgaged Property. In the event of a default by a Mortgagor, these restrictions, among other things, may impede the ability of the Servicer to foreclose on or sell the Mortgaged Property or to obtain liquidation proceeds sufficient to repay all amounts due on the related Mortgage Loan. In addition, the Servicer will be entitled to deduct from related liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted Mortgage Loans and not yet repaid, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses.

      Liquidation expenses with respect to defaulted second mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted second mortgage loan having a small remaining principal balance as it would in the case of a defaulted second mortgage loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the defaulted second mortgage loan having a small remaining principal balance than would be the case with the defaulted second mortgage loan having a large remaining principal balance. Because the average outstanding principal balance of the Mortgage Loans is smaller relative to the size of the average outstanding principal balance of the loans in a typical pool of conventional first priority mortgage loans, liquidation proceeds may also be smaller as a percentage of the principal balance of a Mortgage Loan than would be the case in a typical pool of conventional first priority mortgage loans. Similarly, the smaller the balance of the Mortgage Loan is in relation to the First Lien, the greater may be the potential is for losses on the Mortgage Loan.

      BANKRUPTCY PROCEEDINGS. If so provided in the Prospectus Supplement for a series of Certificates, certain of the Mortgagors may be subject to a repayment plan (a "Bankruptcy Plan"), filed in proceedings under Chapter 7 or 13 of Title 11, United States Bankruptcy Code (the "Bankruptcy Code"). The Bankruptcy Plan may permit the debtor to cure defaults with respect to the monthly payments due in respect of its Mortgage Loan (such Mortgage Loan, a "Bankruptcy Loan") by scheduling payments to pay arrearages in monthly installments, within a reasonable time period (each such payment, a "Plan Payment"), and reinstating the original loan payment schedule. The debtor may be required to make Plan Payments to the bankruptcy trustee (unless otherwise ordered by the court), which payments the bankruptcy trustee then distributes to creditors, and to continue to make payments due under its Mortgage Note after the effectiveness of the Bankruptcy Plan to the mortgagee named therein in accordance with the provisions of the Bankruptcy Plan. To the extent that losses are not covered by Credit Support, holders of the Certificates representing an interest in a Trust Fund including Bankruptcy Loans will bear all risk of loss resulting from default by the Mortgagors and will have to look primarily to the value of the Mortgaged Properties for recovery of the outstanding principal and unpaid interest of the defaulted Bankruptcy Loans.

      DELINQUENT LOANS. Certain of the Mortgage Loans in a Trust Fund may be up to three months past due as of the related Cut-off Date. The primary risk for holders of Certificates evidencing an interest in such Trust Fund is the increased possibility of (i) the foreclosure of such Mortgage Loan, (ii) the Trustee taking possession of the Mortgaged Property by deed-in-lieu of foreclosure, or (iii) the related Mortgagor becoming subject to bankruptcy proceedings with attendant delays in payment and the further possibility that such Mortgage Loan may become a Bankruptcy Loan.

      REGULATORY MATTERS. Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of certain originators and servicers of Mortgage Loans. In addition, most states have other laws, public policy and general principles of equity relating to the protection of consumers and unfair and deceptive practices which may apply to the origination, servicing and collection of the Mortgage Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Servicer to collect all or part of the principal of or interest on the Mortgage Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Servicer to damages and administrative sanctions. See "Certain Legal Aspects of The Mortgage Loans".

      The Mortgage Loans are also subject to federal laws, including: (i) the Federal Truth-in-Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Mortgage Loans; (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience; and (iv) the Real Estate Settlement Procedures Act, which requires disclosures related to settlement services associated with any federally related mortgage loan and establishes criminal penalties for improper referrals and fee-splitting arrangements involving settlement service business. The Contracts are also subject to general equitable principles and other rules in consumer credit transactions, such as the "Holder-in-Due Course" Rule of the Federal Trade Commission. See "Certain Legal Aspects of the Mortgage Loans--Consumer Protection Laws with respect to Contracts." Moreover, the Contracts may be subject to potential personal injury litigation based on claims of exposure to the chemical formaldehyde. See "Certain Legal Aspects of the Mortgage Loans--Formaldehyde Litigation with respect to Contracts".

      If applicable, certain legal aspects of the Mortgage Loans for a series of Certificates may be described in the related Prospectus Supplement. See also "Certain Legal Aspects of Mortgage Loans" herein.

      BALLOON PAYMENTS. Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage Loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition of the mortgagor and applicable tax laws. Because Mortgagors of Mortgage Loans with balloon payments are required to make substantial principal payments upon maturity, the default risk associated with Mortgage Loans with balloon payments is greater than that associated with fully amortizing loans.

CREDIT SUPPORT LIMITATIONS

      The Prospectus Supplement for a series of Certificates will describe any Credit Support for such series, which may include letters of credit, insurance policies, guarantees, reserve funds, cross-collateralization, overcollateralization or other types of credit support, or combinations thereof. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks. For example, Credit Support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

      A series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Certificates of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the lower priority classes of Certificates of such series has been repaid. As a result, the impact of significant losses and shortfalls on the Mortgage Loans may fall primarily upon those classes of Certificates having a lower priority of payment. Moreover, if a form of Credit Support covers more than one pool of Mortgage Loans in a Trust (each, a "Covered Pool") or more than one series of Certificates (each, a "Covered Trust"), holders of Certificates evidencing an interest in a Covered Pool or a Covered Trust will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Pools or Covered Trusts.

      The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on assumptions regarding levels of defaults, delinquencies and losses and on other factors. There can, however, be no assurance that the loss experience on the related Mortgage Loans will not exceed such assumed levels. See "--Limited Nature of Ratings", "Description of the Certificates" and "Description of Credit Support".

      LIMITATION ON FHA INSURANCE FOR TITLE I LOANS. The related Prospectus Supplement will specify the number and percentage of Mortgage Loans, if any, included in the related Trust Fund that are partially insured by the FHA pursuant to Title I ("Title I Loans"). Unless specified in the related Prospectus Supplement the FHA Reserves (as defined herein) allocable to a related Trust Fund may not be transferred to the Trustee or the FHA Claims Administrator (as defined herein) on the Closing Date. Accordingly, in the event of an insolvency and receivership of the Depositor, the FHA may not recognize the Trust Fund or the Certificateholders as the owners of the Title I Loans, or any portion thereof, entitled to submit FHA claims, and neither the Trust Fund nor the Certificateholders will have a direct right to receive insurance payments from the FHA. See "Description of FHA Insurance Under Title I."

      Since the FHA Insurance Amount (as defined herein) for the Title I Loans is limited as described herein and in the related Prospectus Supplement, and since the adequacy of such FHA Insurance Amount is dependent upon future events, including reductions for the payment of FHA claims, no assurance can be given that the FHA Insurance Amount is or will be adequate to cover the percentage of the potential losses on the Title I Loans included in the related Trust Fund as is typically covered by FHA insurance. If the FHA Insurance Amount for the Title I Loans is reduced to zero, such loans will be uninsured from and after the date of such reduction. See "Description of FHA Insurance Under Title I."

      The availability of FHA insurance reimbursement following a default on a Title I Loan is subject to a number of conditions, including strict compliance by the originating lender of such loan, the Depositor, the FHA Claims Administrator (as defined herein), the Servicer and any subservicer with the FHA Regulations (as defined herein) in originating and servicing such Title I Loan, and limits on the aggregate insurance coverage available in the FHA Reserve (as defined herein). For example, the FHA Regulations provide that, prior to originating a Title I Loan, a lender must exercise prudence and diligence in determining whether the borrower and any co-maker or co-signer is solvent and an acceptable credit risk with a reasonable ability to make payments on the loan. Although the Depositor will represent and warrant that the Title I Loans have been originated and serviced in compliance with all FHA Regulations, these regulations are susceptible to substantial interpretation. Failure to comply with any FHA Regulations may result in a denial of FHA claims, and there can be no assurance that the FHA's enforcement of the FHA Regulations will not be stricter in the future. See "Description of FHA Insurance Under Title I."

ENFORCEABILITY

      Mortgages will contain a due-on-sale clause which permits the lender to accelerate the maturity of the Mortgage Loan if the mortgagor sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. Mortgages may also include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or non-monetary default of the mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

THE STATUS OF THE MORTGAGE LOANS IN THE EVENT OF INSOLVENCY OF THE DEPOSITOR

      The Depositor believes that the transfer of the Mortgage Loans by it to a Trust Fund and the sale of Certificates to an independent third party for fair value and without recourse will constitute absolute and unconditional sales. However, in the event of an insolvency and receivership of the Depositor at a time when it or any affiliate holds Certificates, the Federal Deposit Insurance Corporation (the "FDIC") as its receiver, for purposes of such a receivership, could attempt to recharacterize the sale of the Mortgage Loans by the Depositor as a borrowing by the Depositor or such affiliate from the holders of the Certificates, secured by a pledge of the Mortgage Loans. Such an attempt, even if unsuccessful, could result in delays in payments on the Certificates. If such an attempt were successful, the FDIC could elect to liquidate the Mortgage Loans and accelerate payment of the Certificates with the holders thereof entitled to the then outstanding principal amount thereof, if any, together with interest at the applicable Pass-Through Rate to the date of payment. Thus, the holders of Certificates could lose the right to future payments of interest, and might suffer reinvestment loss in a lower interest rate environment and, in the case of certain Stripped Interest Certificates, may fail to recoup the value of their investment.

LIMITATIONS ON INTEREST PAYMENTS AND FORECLOSURES

      Application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), may adversely affect, for an indeterminate period of time, the ability of the Servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfall in interest collections resulting from the application of the Relief Act or similar legislation, which would not be recoverable from the related Mortgage Loans, or which would not be covered by any applicable Credit Support, would result in a reduction of the amounts distributable to the holders of the Offered Certificates of any series.

In addition, the Relief Act imposes limitations that would impair the ability of the Servicer to foreclose on an affected Mortgage Loan or enforce rights under a Contract during the Mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation applies to any Mortgage Loan which goes into default, there may be delays in payment on the Certificates or losses in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the Mortgage Loans resulting from similar legislation or regulations may result in delays in payments or losses to Certificateholders.

ENVIRONMENTAL RISKS

      Real property pledged as security for a mortgage loan may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), a lender may be liable, as an "owner" or "operator", for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the mortgagor, regardless of whether or not the environmental damage or threat was caused by a prior owner. See "Certain Legal Aspects of Mortgage Loans-- Environmental Legislation".

ERISA CONSIDERATIONS

      Generally, ERISA applies to investments made by employee benefit plans and other retirement arrangements and transactions involving the assets of such plans and arrangements. Due to the complexity of regulations which govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of the acquisition, ownership and disposition of the Offered Certificates of any series. See "ERISA Considerations".

CERTAIN FEDERAL TAX CONSIDERATIONS REGARDING REMIC RESIDUAL CERTIFICATES

      Holders of REMIC Residual Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "Certain Federal Income Tax Consequences--REMICs". Accordingly, under certain circumstances, holders of Offered Certificates that constitute REMIC Residual Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. The requirement that holders of REMIC Residual Certificates report their pro rata share of the taxable income and net loss of the REMIC will continue until the Certificate Balances of all classes of Certificates of the related series have been reduced to zero, even though holders of REMIC Residual Certificates have received full payment of their stated interest and principal. A portion (or, in certain circumstances, all) of such Certificateholder's share of the REMIC taxable income may be treated as "excess inclusion" income to such holder which (i) generally, will not be subject to offset by losses from other activities, (ii) for a tax-exempt holder, will be treated as unrelated business taxable income and (iii) for a foreign holder, will not qualify for exemption from withholding tax. Individual holders of REMIC Residual Certificates may be limited in their ability to deduct Servicing Fees and other expenses of the REMIC. In addition, REMIC Residual Certificates are subject to certain restrictions on transfer. Because of the special tax treatment of REMIC Residual Certificates, the taxable income arising in a given year on a REMIC Residual Certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the REMIC Residual Certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics and may in some circumstances be negative.

CONTROL

      Under certain circumstances, the consent or approval of the holders of a specified percentage of the aggregate Certificate Balance of all outstanding Certificates of a series, and/or the consent of the holders of all outstanding Certificates of a specific class affected thereby, and/or the consent of the provider of Credit Support, if any, or a similar means of allocating decision-making under the Pooling and Servicing Agreement ("Voting Rights"), will be required to direct, and will be sufficient to bind all Certificateholders to, or the Certificateholders of the specific class affected thereby to, certain actions, including amending the related Pooling and Servicing Agreement in certain circumstances. See "Description of the Pooling and Servicing Agreements--Events of Default", "--Rights Upon Event of Default" and "--Amendment".

BOOK-ENTRY REGISTRATION

      If so provided in the Prospectus Supplement, one or more classes of Certificates will be initially represented by one or more certificates registered in the name of CEDE & Co., the nominee for DTC, and will not be registered in the names of the Certificateholders or their nominees. Because of this, unless and until Definitive Certificates are issued, Certificateholders will not be recognized by the Trustee as "Certificateholders" (as that term is to be used in the related Pooling and Servicing Agreement). Hence, until such time, Certificateholders will be able to exercise the rights of Certificateholders only indirectly through DTC and its participating organizations. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates".


                          DESCRIPTION OF THE TRUST FUNDS

MORTGAGE LOANS

      GENERAL. Unless otherwise specified in the related Prospectus Supplement, the primary assets of each Trust Fund will consist of a pool of conventional or FHA insured mortgage loans (the "Mortgages") and/or manufactured housing conditional sale contracts and installment loan agreements (the "Manufactured Home Contracts") and/or home improvement installment sales contracts and installment loan agreements (the "Home Improvement Contracts" collectively with Manufactured Home Contracts, the "Contracts") evidenced by promissory notes (the "Mortgage Notes"), secured by first or second mortgages or deeds of trust or other similar instruments creating first or second liens on Single Family Properties, Multifamily Properties, Commercial Properties and/or Manufactured Homes, each as described below (the "Mortgaged Properties") located in any one of the fifty states or the District of Columbia.

      No more than 10% of the Mortgage Loans in any Mortgage Pool (by original principal balance of such Mortgage Pool) will be secured by Commercial Properties.

      The Mortgage Loans (other than the Contracts) will be secured by Mortgaged Properties that consist primarily of owner-occupied attached or detached one-family dwelling units, two- to four-family dwelling units, townhouses, rowhouses, individual condominium units, individual units in planned unit developments and certain other dwelling units ("Single Family Properties" and the related loans, "Single Family Loans"). The Mortgaged Properties for such loans may also consist of (i) residential properties consisting of five or more dwelling units in multi-story structures ("Multifamily Properties" and the related loans, "Multifamily Loans") or (ii) commercial properties ("Commercial Properties" and the related loans, "Commercial Loans") including office buildings, retail buildings and a variety of other commercial properties as may be described in the related Prospectus Supplement (Commercial Loans, Multifamily Loans, Single Family Loans and the Contracts described below, collectively the "Mortgage Loans"). If specified in the related Prospectus Supplement, the Multifamily Properties may include mixed residential and commercial structures. The Mortgaged Properties may include vacation, second and non-owner-occupied homes. The Mortgaged Properties may include leasehold interests in residential properties, the title to which is held by third party lessors. The term of any such leasehold will exceed the term of the Mortgage Note by at least five years.

      The Manufactured Home Contracts will consist of manufactured housing conditional sales contracts and installment loan agreements each secured by a Manufactured Home. The "Manufactured Homes" securing the Manufactured Home Contracts will consist of manufactured homes within the meaning of both 42 United States Code Section 5402(6) and Section 25(e)(10) of the Code. 42 United States Code Section 5402(6) defines a "manufactured home" as "a structure, transportable in one or more sections, which in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis and designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air conditioning, and electrical systems contained therein; except that such term shall include any structure which meets all the requirements of this paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under this chapter." For purposes of Section 25(e)(10) of the Code, a manufactured home must have a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and which is of a kind customarily used at a fixed location.

      The Home Improvement Contracts will be secured primarily by (i) Mortgages on Single Family Properties that are generally subordinate to other mortgages on the same Mortgaged Property, or (ii) purchase money security interests in the home improvements financed thereby.

      Each Mortgage Loan will be selected by the Depositor for inclusion in a Mortgage Pool from among those originated by or purchased by the Depositor, either directly or through its affiliates, from banks, savings and loan associations, mortgage bankers, investment banking firms, the FDIC and other mortgage loan originators or sellers not affiliated with the Depositor ("Unaffiliated Sellers") or from its affiliates ("Affiliated Sellers"; Unaffiliated Sellers and Affiliated Sellers are collectively referred to herein as "Sellers"). Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement, with respect to the underwriting standards and criteria applied by the Depositor in originating or purchasing the Mortgage Loans included in the related Trust Fund.

      The Depositor will cause the Mortgage Loans constituting each Mortgage Pool to be assigned to the Trustee named in the related Prospectus Supplement, for the benefit of the holders of all of the Certificates of a series. The Servicer will, directly or through Sub-Servicers, service the Mortgage Loans pursuant to a Pooling and Servicing Agreement and will receive a fee for such services. See "Description of the Pooling and Servicing Agreements--Servicing and Other Compensation and Payment of Expenses".

      The Depositor will make certain representations and warranties regarding the Mortgage Loans, but its assignment of the Mortgage Loans to the Trustee will be without recourse. See "Description of the Pooling and Servicing Agreements--Assignment of the Mortgage Loans; Repurchases". The obligations of the Servicer with respect to the Mortgage Loans will consist principally of its contractual servicing obligations under the related Pooling and Servicing Agreements including, unless otherwise specified in the related Prospectus Supplement, its obligation to make certain cash advances in the event of delinquencies in certain payments of interest and/or principal on or with respect to the Mortgage Loans in amounts described herein under "Description of the Certificates--Monthly Advances in Respect of Delinquencies". Any obligation of the Servicer to make advances may be subject to limitations, to the extent provided herein and in the related Prospectus Supplement.

      MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS. Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement and to the extent then applicable and specifically known to the Depositor, with respect to the Mortgage Loans constituting related Trust Assets, including (i) the aggregate outstanding principal balance as of the applicable Cut-off Date and the largest, smallest and average original principal balance of the Mortgage Loans, (ii) the type of property securing the Mortgage Loans and the percentage of Mortgage Loans in the related Mortgaged Pool which are secured by such properties, (iii) the remaining terms to maturity and the weighted average remaining term to maturity of the Mortgage Loans, (iv) the earliest and latest origination date, (v) the range of loan-to-value ratios at origination of the Mortgage Loans, (vi) the Mortgage Rates or range of Mortgage Rates and the weighted average Mortgage Rate borne by the Mortgage Loans, (vii) the geographical distribution of the Mortgaged Properties on a state-by-state basis,
(viii) information with respect to the prepayment provisions, if any, of the Mortgage Loans, (ix) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the adjustment dates, the highest, lowest and weighted average margin, and the maximum Mortgage Rate variation at the time of any adjustment and over the life of the ARM Loan, (x) the range of debt service coverage ratios for Mortgage Loans secured by Multifamily Properties or Commercial Properties, (xi) the specific type of property securing Commercial Loans and (xii) information regarding the payment characteristics of the Mortgage Loans, including without limitation balloon payment and other amortization provisions. The related Prospectus Supplement will also contain certain other information available to the Depositor and referred to in a general manner under "Description of the Trust Funds-- Mortgage Loans" above. If specific information respecting the Mortgage Loans is not known to the Depositor at the time Certificates are initially offered, more general information of the nature described above will be provided in the Prospectus Supplement and specific information will be set forth in a report which will be available to purchasers of the related Certificates at or before the initial issuance thereof and will be filed, together with the related Pooling and Servicing Agreement, as part of a Current Report on Form 8-K with the Commission within fifteen days after such initial issuance.

      PAYMENT PROVISIONS OF THE MORTGAGE LOANS. Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will (i) have original terms to maturity of not more than 30 years and (ii) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at such other interval as is specified in the related Prospectus Supplement. Each Mortgage Loan may provide for accrual of interest thereon at an interest rate (a "Mortgage Rate") that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time at the Mortgagor's election, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may provide for accrual of interest on an actual basis or a daily simple interest basis. Each Mortgage Loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related Prospectus Supplement.

      ARM LOANS. If provided for in the related Prospectus Supplement, a Mortgage Pool may contain ARM Loans which allow the Mortgagors to convert the adjustable rates on such Mortgage Loans to a fixed rate at some point during the life of such Mortgage Loans (each such Mortgage Loan, a "Convertible Mortgage Loan"), generally not later than six to ten years subsequent to the date of origination, depending upon the length of the initial adjustment period. If specified in the related Prospectus Supplement, upon any conversion, the Depositor will repurchase or the Servicer or a third party will purchase the converted Mortgage Loan as and to the extent set forth in the related Prospectus Supplement. Alternatively, if specified in the related Prospectus Supplement, the Depositor or the Servicer (or another party specified therein) may agree to act as remarketing agent with respect to such converted Mortgage Loans and, in such capacity, to use its best efforts to arrange for the sale of converted Mortgage Loans under specified conditions. Upon the failure of any party so obligated to purchase any such converted Mortgage Loan, the inability of any remarketing agent to so arrange for the sale of the converted Mortgage Loan or the unwillingness of the remarketing agent to exercise any election to purchase the converted Mortgage Loan for its own account, the related Mortgage Pool thereafter may include both fixed rate and ARM Mortgage Loans.

PRINCIPAL AND INTEREST ACCOUNT

      Unless otherwise specified in the related Prospectus Supplement, each Trust Fund will include one or more accounts (collectively, the "Principal and Interest Account") established and maintained on behalf of the Certificateholders into which the Servicer will, to the extent described herein and in such Prospectus Supplement, deposit all payments received on or after the Cut-off Date with respect to the Mortgage Loans, other than the Depositor's Yield and amounts received on or after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date. The "Depositor's Yield" represents the right to receive all prepayment penalties and premiums collected on a Mortgage Loan and certain other amounts, if specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Depositor's Yield is retained by the Depositor and will not be a part of any Trust Fund. Unless otherwise provided in the Prospectus Supplement for a series of Certificates, a Principal and Interest Account may be maintained as an interest bearing or non-interest bearing account and funds held therein may be invested in certain short-term, high quality investments. See "Description of the Pooling and Servicing Agreements--Payments on the Mortgage Loans; Deposits to Principal and Interest Account".

CERTIFICATE ACCOUNT

      Unless otherwise specified in the related Prospectus Supplement, each Trust Fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which the Trustee designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement, deposit all amounts remitted by the Servicer from the Principal and Interest Account and payments received or advanced with respect to the other assets in the Trust Fund. Unless otherwise provided in the Prospectus Supplement for a series of Certificates, a Certificate Account shall be maintained as a non-interest bearing account and funds held therein may be invested in certain short-term, high quality investments. See "Description of the Pooling and Servicing Agreements--Deposits to Certificate Account".

PRE-FUNDING ACCOUNT

      If so provided in the related Prospectus Supplement, the related Trust Fund will include one or more accounts (collectively, the "Pre-Funding Account") established and maintained on behalf of the Certificateholders into which the Trustee will, to the extent described herein and in the related Prospectus Supplement, deposit amounts received from the Depositor to be applied to acquire additional Mortgage Loans subject to certain conditions specified in the related Prospectus Supplement. See "Description of Pooling and Servicing Agreements--Subsequent Mortgage Loans".

CREDIT SUPPORT

      If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on the Mortgage Loans in the related Trust Fund may be provided to one or more classes of Certificates in the related series by Credit Support in the form of subordination of one or more other classes of Certificates in such series or by one or more other types of Credit Support, such as a letter of credit, insurance policy, guarantee, reserve fund, cross-collateralization, overcollateralization or another type of credit support, or a combination thereof. The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Support, if any, will be described in the Prospectus Supplement for a series of Certificates. See "Risk Factors-- Credit Support Limitations" and "Description of Credit Support".

                                  USE OF PROCEEDS

      Unless otherwise provided in the Prospectus Supplement for a series of Certificates, the net proceeds to be received from the sale of the Certificates will be applied by the Depositor to finance the purchase of, or to repay short-term loans incurred to originate or finance the purchase of, the Mortgage Loans or will be used by the Depositor for general corporate purposes.

                               YIELD CONSIDERATIONS

GENERAL

      The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate, the receipt and timing of receipt of distributions on the Certificate, the weighted average life of the Mortgage Loans in the related Trust Fund, liquidations of Mortgage Loans following Mortgagor defaults and by purchases of Mortgage Loans in the event of optional termination of the Trust Fund or breaches of representations made in respect of such Mortgage Loans by the Depositor, the Servicer and others, and, in the case of Certificates evidencing interests in ARM Loans, by changes in the Net Mortgage Rates (as defined below) or conversions of ARM Loans to a fixed interest rate. See "Risk Factors--Average Life of Certificates; Prepayments; Yields", and "Description of the Pooling and Servicing Agreements--Assignment of Mortgage Loans; Repurchases-- Representations and Warranties; Repurchases".

PASS-THROUGH RATE

      Certificates of any class within a series may have fixed, variable or adjustable Pass-Through Rates, which may or may not be based upon the interest rates borne by the Mortgage Loans in the related Trust Fund. The Prospectus Supplement with respect to any series of Certificates will specify the Pass-Through Rate for each class of such Certificates or, in the case of a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate. Holders of Stripped Interest Certificates or a class of Certificates having a Pass-Through Rate that varies based on the weighted average Mortgage Rate of the underlying Mortgage Loans will be affected by disproportionate prepayments and repurchases of Mortgage Loans having higher Net Mortgage Rates than the average Net Mortgage Rate.

TIMING OF PAYMENT OF INTEREST AND PRINCIPAL

      The effective yield to Certificateholders entitled to payments of interest will be slightly lower than the yield otherwise produced by the applicable Pass-Through Rate because, while interest on the Mortgage Loans may accrue from the first day of each month, the distributions of such interest will not be made until the Remittance Date which may be as late as the 25th day of the month following the month in which interest accrues on the Mortgage Loans. Each payment of interest on the Certificates (or addition to the Certificate Balance of a class of Accrual Certificates) on a Remittance Date will include interest accrued during the Interest Accrual Period described in the related Prospectus Supplement for such Remittance Date. If the Interest Accrual Period ends on a date other than a Remittance Date for the related series, the yield realized by the holders of such Certificates may be lower than the yield that would result if the Interest Accrual Period ended on such Remittance Date. In addition, if so specified in the related Prospectus Supplement, interest accrued for an Interest Accrual Period for one or more classes of Certificates may be calculated on the assumption that distributions of principal (and additions to the Certificate Balance of Accrual Certificates) and allocations of losses on the Mortgage Loans may be made on the first day of the Interest Accrual Period for a Remittance Date and not on such Remittance Date. Such method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period.

      For each Mortgage Pool, if all necessary advances are made and if there is no unrecoverable loss on any Mortgage Loan, the net effect of each distribution respecting interest will be to pass-through to each class of Certificates of a series then entitled to payments of interest an amount which is equal to one month's interest at the applicable Pass-Through Rate on such class's Certificate Balance or notional balance.

PRINCIPAL PREPAYMENTS

      The yield to maturity on the Certificates will be affected by the rate of principal payments on the Mortgage Loans (including Principal Prepayments, Curtailments (as defined herein), defaults and liquidations). The rate at which principal prepayments occur on the Mortgage Loans will be affected by a variety of factors, including, without limitation, the terms of the Mortgage Loans, the level of prevailing interest rates, the availability of mortgage credit and, in the case of Multifamily Loans and Commercial Loans, the quality of management of the Mortgaged Properties, and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below (or rise significantly above) the Mortgage Rates on the Mortgage Loans included in a particular Trust Fund, such Mortgage Loans are likely to be the subject of higher (or lower) principal prepayments than if prevailing rates remain at the rates borne by such Mortgage Loans. The rate of principal payments on some or all of the classes of Certificates of a series will correspond to the rate of principal payments on the Mortgage Loans included in the related Trust Fund and is likely to be affected by the existence of prepayment premium provisions of the Mortgage Loans in a Mortgage Pool, and by the extent to which the Servicer of any such Mortgage Loan is able to enforce such provisions. Mortgage Loans with a prepayment premium provision, to the extent enforceable, generally would be expected to experience a lower rate of Principal Prepayments than otherwise identical Mortgage Loans without such provisions, or with lower prepayment premiums.

      If the purchaser of a Certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the Mortgage Loans, the actual yield to maturity will be lower than that so calculated. In either case, the effect on yield of prepayments on one or more classes of Certificates of a series may be mitigated or exacerbated by the priority of distributions of principal to such classes as provided in the related Prospectus Supplement.

      The timing of changes in the rate of principal payments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the Mortgage Loans and distributed in respect of a Certificate, the greater the effect on such investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

DEFAULTS

      The rate of defaults on the Mortgage Loans will also affect the rate and timing of principal payments on the Mortgage Loans and thus the yield on the Certificates. In general, defaults on Single Family Loans are expected to occur with greater frequency in their early years. However, there is a risk that Mortgage Loans, including Multifamily Loans, that require balloon payments may default at maturity, or that the maturity of such Mortgage Loans may be extended in connection with a workout. The rate of default on Single Family Loans which are refinance or limited documentation mortgage loans, Mortgage Loans with high loan-to-value ratios, and ARM Loans may be higher than for other types of Mortgage Loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the region of the country in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

      The rates at which principal payments are received on the Mortgage Loans included in a Trust Fund and the rate at which payments are made from any Credit Support for the related series of Certificates may affect the ultimate maturity and the weighted average life of each class of such series. Prepayments on the Mortgage Loans comprising a Mortgage Pool in a particular Trust Fund will generally accelerate the rate at which principal is paid on some or all of the classes of the Certificates of the related series.

      If so provided in the Prospectus Supplement for a series of Certificates, one or more classes of Certificates may have a final scheduled Remittance Date, which is the date on or prior to which the Certificate Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to such series set forth therein.

      Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of a class of Certificates of a series will be influenced by, among other factors, the rate at which principal on the Mortgage Loans comprising a Mortgage Pool is paid to such class, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, in whole or in part, and liquidations due to default).

      In addition, the weighted average life of the Certificates may be affected by the varying maturities of the Mortgage

Loans comprising a Mortgage Pool. If any Mortgage Loans comprising a Mortgage Pool in a particular Trust Fund have actual terms to maturity of less than those assumed in calculating the final scheduled Remittance Dates for the classes of Certificates of the related series, one or more classes of such Certificates may be fully paid prior to their respective final scheduled Remittance Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the Mortgage Pool will, to some extent, be a function of the mix of Mortgage Rates and maturities of the Mortgage Loans comprising such Mortgage Pool. See "Description of the Trust Funds".

      Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model, each as described below. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans. A prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

      Neither CPR nor SPA nor any other prepayment model or assumption purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the Mortgage Loans comprising a Mortgage Pool. Moreover, CPR and SPA were developed based upon historical prepayment experience for Single Family Loans. Thus, it is likely that prepayment of any Mortgage Loans comprising the Mortgage Loans for any series will not conform to any particular level of CPR or SPA.

      The Prospectus Supplement with respect to each series of Certificates may contain tables, if applicable, setting forth the projected weighted average life of one or more classes of Offered Certificates of such series and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Remittance Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Loans comprising or underlying the related Mortgage Loans are made at rates corresponding to various percentages of CPR, SPA or at such other rates specified in such Prospectus Supplement. Such tables and assumptions are intended to illustrate the sensitivity of the weighted average life of the Certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the Certificates. It is unlikely that prepayment of any Mortgage Loans comprising or underlying the Mortgage Loans for any series will conform to any particular level of CPR, SPA or any other rate specified in the related Prospectus Supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

      TYPE OF MORTGAGE LOAN. A number of Mortgage Loans may have balloon payments due at maturity, and because the ability of a Mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Mortgage Loans having balloon payments may default at maturity, or that the Servicer may extend the maturity of such a Mortgage Loan in connection with a workout. In addition, a number of Mortgage Loans may be second mortgage loans. The rate of default on second mortgage loans may be greater than that of mortgage loans secured by first liens in comparable properties. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the mortgagor or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the Servicer may, to the extent and under the circumstances set forth herein and in the related Pooling and Servicing Agreement, be permitted to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan will tend to extend the weighted average life of the Certificates, thereby lengthening the period of time elapsed from the date of issuance of a Certificate until it is retired.

      Although the Mortgage Rates on ARM Loans will be subject to periodic adjustments, such adjustments generally will, unless otherwise specified in the related Prospectus Supplement, (i) not increase or decrease such Mortgage Rates by more than a fixed percentage amount on each adjustment date, (ii) not increase such Mortgage Rates over a fixed percentage amount during the life of any ARM Loan and (iii) be based on an index (which may not rise and fall consistently with mortgage interest rates) plus the related fixed percentage set forth in the related Mortgage Note (the "Note Margin") (which may be different from margins being used at the time for newly originated adjustable rate mortgage loans). As a result, the Mortgage Rates on the ARM Loans in a Mortgage Pool at any time may not equal the prevailing rates for similar, newly originated adjustable rate mortgage loans. In certain rate environments, the prevailing rates on fixed rate mortgage loans may be sufficiently low in relation to the then-current Mortgage Rates on ARM Loans with the result that the rate of prepayments may increase as a result of refinancings. There can be no certainty as to the rate of prepayments on the Mortgage Loans during any period or over the life of any series of Certificates.

      The Mortgage Rates on certain ARM Loans subject to negative amortization generally adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination (initial Mortgage Rates are generally lower than the sum of the indices applicable at origination and the related Note Margins), the amount of interest accruing on the principal balance of such Mortgage Loans may exceed the amount of the minimum scheduled monthly payment thereon. As a result, a portion of the accrued interest on negatively amortizing Mortgage Loans may become Deferred Interest which will be added to the principal balance thereof and will bear interest at the applicable Mortgage Rate. The addition of any such Deferred Interest to the principal balance of any related class or classes of Certificates of a series will lengthen the weighted average life thereof and may adversely affect yield to holders thereof, depending upon the price at which such Certificates were purchased. In addition, with respect to certain ARM Loans subject to negative amortization, during a period of declining interest rates, it might be expected that each minimum scheduled monthly payment on such a Mortgage Loan would exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since such excess will be applied to reduce the principal balance of the related class or classes of Certificates, the weighted average life of such Certificates will be reduced which may adversely affect yield to holders thereof, depending upon the price at which such Certificates were purchased.

      FORECLOSURES AND PAYMENT PLANS. The number of foreclosures and the principal amount of the Mortgage Loans comprising or underlying the Mortgage Loans that are foreclosed in relation to the number of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average life of the Mortgage Loans comprising a Mortgage Pool and that of the related series of Certificates. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average life of the Certificates.

      DUE-ON-SALE CLAUSES. Acceleration of mortgage payments as a result of certain transfers of or the creation of encumbrances upon underlying Mortgaged Property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant Prospectus Supplement. All of the Mortgage Loans comprising a Mortgage Pool will include "due-on-sale" clauses that permit the lender to accelerate the maturity of the loan if the borrower sells, transfers or conveys the property. Unless otherwise provided in the related Prospectus Supplement, the Servicer, on behalf of the Trust Fund, will employ its usual practices in determining whether to exercise any such right that the Trustee may have as mortgagee to accelerate payment of the Mortgage Loan. An ARM Loan may be assumable under certain conditions if the proposed transferee of the related Mortgaged Property establishes its ability to repay the Mortgage Loan and, in the reasonable judgment of the Servicer or the related Sub-Servicer, the security for the ARM Loan would not be impaired by the assumption. The extent to which ARM Loans are assumed by purchasers of the Mortgaged Properties rather than prepaid by the related Mortgagors in connection with the sales of the Mortgaged Properties will affect the weighted average life of the related series of Certificates. See "Certain Legal Aspects of Mortgage Loans--Enforceability of Certain Provisions" and "Description of the Pooling and Servicing Agreements--Due-on-Sale Provisions".

                                   THE DEPOSITOR

      Superior Bank FSB (the "Depositor") is a federally chartered stock savings bank acquired by Coast to Coast Financial Corporation, a Nevada corporation, on December 30, 1988. The deposits of the Depositor are insured by the Savings Association Insurance Fund of the FDIC. The Depositor is a member of the Federal Home Loan Bank of Chicago and is subject to regulation, examination and supervision by the Office of Thrift Supervision (the "OTS") and the FDIC. The Depositor maintains its principal office at One Lincoln Centre, Oakbrook Terrace, Illinois 60181 and administrative offices for the consumer finance operations of the Depositor at 135 Chestnut Ridge Road, Montvale, New Jersey 07645. The telephone number of the principal office of the Depositor is (708) 916-4000 and the telephone number of its administrative offices is (201) 930-1500.

      On November 30, 1992, the Depositor acquired by merger the mortgage origination and servicing operating assets utilized by Alliance Funding Company, Inc., a Delaware corporation ("Alliance"), and its subsidiaries in mortgage origination and servicing activities. Effective December 1, 1992 (the "Effective Date") mortgage origination and servicing activities historically conducted by Alliance and its mortgage banking and servicing subsidiaries began to be conducted by two new divisions of the Depositor. These new divisions are the Alliance Funding Division (primarily engaged in mortgage origination) (the "Alliance Funding Division"), and the Servicing Division (primarily engaged in mortgage servicing) (the "Servicer" or the "Servicing Division"). As of the Effective Date, the senior officers of Alliance became senior officers of the Alliance Funding Division with direct responsibility for the operations of the new Alliance Funding Division and the Servicing Division.

      The Depositor originates mortgage loans (including the Mortgage Loans) on residential and multifamily dwellings nationwide; purchases mortgage loans from lenders, mortgage bankers, and brokers on a wholesale basis; assembles and sells pools of mortgages to commercial banks and other financial institutions; and services the mortgage portfolios it has placed with investors. Since the Effective Date, the Depositor has conducted, from the location previously utilized by Alliance, the mortgage origination activities conducted by Alliance in a manner substantially identical to the conduct of business prior to the Effective Date. Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement, with respect to the underwriting criteria of the Depositor.

                                   THE SERVICER

      Since the Effective Date, the Servicing Division has conducted, primarily from its Parkridge, New Jersey location, the mortgage servicing activities previously conducted by Alliance's servicing subsidiary Lee Servicing Corp. ("Lee") in a manner substantially identical to the conduct of business prior to the Effective Date. As of the Effective Date, the Servicer succeeded, without interruption, to the same servicing operations and facilities, including operating systems, computers, files and personnel, maintained and utilized by Lee prior to the Effective Date.

                          DESCRIPTION OF THE CERTIFICATES

GENERAL

      The Certificates of each series (including any class of Certificates not offered hereby) will represent the entire beneficial ownership interest in the Trust Fund created pursuant to a Pooling and Servicing Agreement. Each series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates; (ii) be senior (collectively, "Senior Certificates") or subordinate (collectively, "Subordinate Certificates") to one or more other classes of Certificates in respect of certain distributions on the Certificates;
(iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions (collectively, "Stripped Principal Certificates"); (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions (collectively, "Stripped Interest Certificates"); (v) provide for distributions of accrued interest thereon only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series (collectively, "Accrual Certificates"); and/or (vi) provide for payments of principal sequentially, or based on specified payment schedules, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates.

      Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped Interest Certificates, notional amounts specified in the related Prospectus Supplement. The transfer of any Offered Certificates may be registered and such Certificates may be exchanged without the payment of any service charge payable in connection with such registration of transfer or exchange, but the Depositor or the Trustee or any agent thereof may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of Certificates of a series may be issued in definitive form ("Definitive Certificates") or in book-entry form ("Book-Entry Certificates"), as provided in the related Prospectus Supplement. See "Risk Factors--Book-Entry Registration" and "Description of the Certificates--Book-Entry Registration and Definitive Certificates". Definitive Certificates will be exchangeable for other Certificates of the same class and series of a like aggregate Certificate Balance or notional amount but of different authorized denominations. See "Risk Factors--Limited Liquidity--Limited Assets and Obligations".

DISTRIBUTIONS

      Distributions on the Certificates of each series will be made by or on behalf of the Trustee on each Remittance Date as specified in the related Prospectus Supplement from the available funds for such series and such Remittance Date. Except as otherwise specified in the related Prospectus Supplement, distributions (other than the final distribution) will be made to the persons in whose names the Certificates are registered at the close of business on the last business day of the month preceding the month in which the Remittance Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the date specified in the related Prospectus Supplement (the "Determination Date"). All distributions with respect to each class of Certificates on each Remittance Date will be allocated pro rata among the outstanding Certificates in such class. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee or other person required to make such payments no later than the date specified in the related Prospectus Supplement and, if so provided in the related Prospectus Supplement, holds Certificates in the requisite amount specified therein, or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register; provided, however, that the final distribution in retirement of the Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of the Certificates at the location specified in the notice to Certificateholders of such final distribution.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

      Each class of Certificates (other than classes of Stripped Principal Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate. The related Prospectus Supplement will specify the Pass-Through Rate for each class or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

      Distributions of interest in respect of the Certificates of any class (other than any class of Accrual Certificates, which will be entitled to distributions of accrued interest commencing only on the Remittance Date, or under the circumstances specified in the related Prospectus Supplement, and any class of Stripped Principal Certificates that are not entitled to any distributions of interest) will be made on each Remittance Date based on the Accrued Certificate Interest (as defined below) for such class and such Remittance Date, subject to the sufficiency of the portion of the Amount Available (as defined herein) allocable to such class on such Remittance Date. Prior to the time interest is distributable on any class of Accrual Certificates, Accrued Certificate Interest on such class will be added to the Certificate Balance thereof on each Remittance Date. With respect to each class of Certificates and each Remittance Date (other than certain classes of Stripped Interest Certificates), "Accrued Certificate Interest" will be equal to interest accrued during the related Interest Accrual Period on the outstanding Certificate Balance thereof immediately prior to the Remittance Date, at the applicable Pass-Through Rate. Unless otherwise provided in the Prospectus Supplement, Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued on the outstanding notional amount thereof immediately prior to each Remittance Date, at the applicable Pass-Through Rate. The method of determining the notional amount for any class of Stripped Interest Certificates will be described in the related Prospectus Supplement. Reference to notional amount is solely for convenience in certain calculations and does not represent the right to receive any distributions of principal. Unless

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



otherwise provided in the related Prospectus Supplement and unless covered by payments of Compensating Interest as described in "--Compensating Interest", the Accrued Certificate Interest on a series of Certificates will be reduced in the event of prepayment interest shortfalls, which are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in such accrual period on the Mortgage Loans in the Trust Fund for such series. The particular manner in which such shortfalls are to be allocated among some or all of the classes of Certificates of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of Offered Certificates may be reduced as a result of any other contingencies, including applicable law, delinquencies, losses and deferred interest on or in respect of the Mortgage Loans in the related Trust Fund. See "Risk Factors--Average Life of Certificates; Prepayments; Yields" and "Yield Considerations".

DISTRIBUTIONS OF PRINCIPAL ON THE CERTIFICATES

      The Certificates of each series, other than certain classes of Stripped Interest Certificates, will have a "Certificate Balance" which, at any time, will equal the then maximum amount that the holder will be entitled to receive in respect of principal out of the future cash flow on the Mortgage Loans and other assets included in the related Trust Fund. The outstanding Certificate Balance of a Certificate will be reduced to the extent of distributions of principal thereon from time to time, and if and to the extent so provided in the related Prospectus Supplement, by the amount of losses incurred in respect of the related Mortgage Loans, may be increased in respect of Deferred Interest on the related Mortgage Loans to the extent provided in the related Prospectus Supplement and, in the case of Accrual Certificates prior to the Remittance Date on which distributions of interest are required to commence, will be increased by any Accrued Certificate Interest. The initial aggregate Certificate Balance of all classes of Certificates of a series will not be greater than the outstanding aggregate principal balance of the related Mortgage Loans as of the applicable Cut-off Date. The initial aggregate Certificate Balance of a series and each class thereof will be specified in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, distributions of principal will be made on each Remittance Date to the class or classes of Certificates entitled thereto in accordance with the provisions described in such Prospectus Supplement until the Certificate Balance of such class has been reduced to zero. Stripped Interest Certificates with no Certificate Balance are not entitled to any distributions of principal.

ALLOCATION OF LOSSES AND SHORTFALLS

      If so provided in the Prospectus Supplement for a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Remittance Date in respect of which losses or shortfalls in collections on the Mortgage Loans have been incurred, the amount of such losses or shortfalls will be borne first by a class of Subordinate Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a Trust Fund against losses and shortfalls on Mortgage Loans comprising such Trust Fund.

EXAMPLE OF DISTRIBUTIONS

      The following chart sets forth an example of distributions on a series of Certificates, based upon the assumption that such Certificates will be issued in June 199_ and that the Remittance Date is the twenty-fifth day of each month:

June 1, 199_..............................  Cut-off Date. The "Original Pool
                                              Principal Balance" will be the
                                              aggregate principal balances of
                                              the Mortgage Loans as of the
                                              Cut-off Date after application of
                                              all payments due and collected on
                                              such date.

June 2-July 1, 199_.......................  The Servicer or the Sub-Servicers
                                              remit for deposit in the Principal
                                              and Interest Account all amounts
                                              received on account of the
                                              Mortgage Loans.

June 30, 199_.............................  Record Date (the last day of the month immediately preceding the
                                              month of the related Remittance
                                              Date). Distributions on July 25,
                                              199_ will be made to
                                              Certificateholders of record at
                                              the close of business on June 30,
                                              199_.

July 22, 199_.............................  Determination Date (e.g., the day of
                                              the month which is at least two
                                              business days prior to the
                                              Remittance Date). The Servicer
                                              determines the amount of principal
                                              and interest that will be
                                              distributed to the
                                              Certificateholders on July 25,
                                              199_, and transfers funds in the
                                              Principal and Interest Account to
                                              the Certificate Account together
                                              with any Monthly Advances and
                                              Compensating Interest.

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




Not later than 10:00 a.m., New York
  time, on July 24, 199_..................  If applicable, notice in the event that an Event of Default has
                                              occurred with respect to such
                                              Remittance Date is given by the
                                              Trustee. The Trustee will notify
                                              the Servicer and the provider of
                                              the Credit Support of the amount
                                              of Credit Support, if any,
                                              required to be distributed to the
                                              Certificateholders on July 25,
                                              199_.

July 25, 199_.............................  Remittance Date (e.g., the 25th day
                                              of the month or if such 25th day
                                              is not a business day, the first
                                              business day immediately
                                              following). The Trustee or its
                                              designee will distribute to
                                              Certificateholders the amounts
                                              required to be distributed
                                              pursuant to the related Pooling
                                              and Servicing Agreement.

MONTHLY ADVANCES IN RESPECT OF DELINQUENCIES

      Unless otherwise provided in the related Prospectus Supplement, the Servicer will be required as part of its servicing responsibilities to remit to the Trustee for deposit in the Certificate Account, not later than the close of business on each Determination Date, an amount (each, a "Monthly Advance") to be distributed on the related Remittance Date, equal to the aggregate of payments of interest (net of related Servicing Fees and Trustee's fees) that were due on the Mortgage Loans in such Trust Fund during the related Due Period and were delinquent as of the first day of the month in which such Remittance Date occurs and, with respect to each REO Property (as defined herein) which was acquired during or prior to the related Due Period and which was not disposed of during such Due Period, an amount equal to the excess, if any, of interest on the principal balance deemed to apply to such REO Property for the most recently ended calendar month at the related Mortgage Rate (net of related Servicing Fees and Trustee's fees) over the net income from such property for such month.

      Monthly Advances are intended to maintain a regular flow of scheduled interest payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the related Prospectus Supplement, Monthly Advances will be reimbursable only out of late collections of interest on Mortgage Loans; provided, however, that unless otherwise provided in the related Prospectus Supplement, any such Monthly Advance will be reimbursable from any amounts available in the Certificate Account, after distributions to Certificateholders, to the extent that the Servicer shall determine in its good faith business judgment that such advance (a "Nonrecoverable Monthly Advance") is not ultimately recoverable from late collections of interest. If so specified in the related Prospectus Supplement, the obligations of the Servicer to make Monthly Advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

COMPENSATING INTEREST

      Unless otherwise specified in the related Prospectus Supplement, the Servicer will remit to the Trustee for deposit in the Certificate Account, not later than the close of business on each Determination Date and with respect to each Mortgage Loan in the related Trust Fund for which a Principal Prepayment or Curtailment was received during the related Due Period, from and to the extent of amounts otherwise payable to it as servicing compensation, an amount equal to the difference between (a) 30 days' interest on the principal balance of such Mortgage Loan as of the beginning of the related Due Period at the Mortgage Rate, net of the per annum rate at which the Servicer's Servicing Fee accrues (the "Net Mortgage Rate"), and (b) the amount of interest actually received on each such Mortgage Loan for such Due Period, net of the Servicer's Servicing Fees (such difference, "Compensating Interest").

REPORTS TO CERTIFICATEHOLDERS

      Unless otherwise provided in the related Prospectus Supplement, with each distribution to holders of any class of Certificates of a series, the Trustee will forward or cause to be forwarded to each such holder, to the Depositor and to such other parties as may be specified in the related Pooling and Servicing Agreement, a statement prepared by the Servicer setting forth, in each case to the extent applicable and available:

                (i) the amount of such distribution to holders of Certificates of such class applied to reduce the Certificate Balance thereof;

               (ii) the amount of such distribution to holders of Certificates of such class allocable to Accrued Certificate Interest;

              (iii) the amount available for distribution to holders of Certificates for such Remittance Date;

               (iv) the aggregate amount of Monthly Advances and Compensating Interest included in such distribution;

                (v) the aggregate principal balance of the Mortgage Loans at the close of business on such Remittance Date;

               (vi) the aggregate Certificate Balance or notional amount, as the case may be, of each class of Certificates (including any class of Certificates not offered hereby) at the close of business on such Remittance Date, separately identifying any reduction in such Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate Interest has been added to such balance;

              (vii) the aggregate amount of principal and interest received on the Mortgage Loans during the related Due Period;

             (viii) the amount deposited in the reserve fund, if any, or Spread Account (as defined herein), if any, on such Remittance Date;

               (ix) the amount remaining in the reserve fund, if any, or Spread Account, if any, as of the close of business on such Remittance Date;

                (x) the weighted average Mortgage Rate;

               (xi) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Remittance Date, as calculated in accordance with the method specified in the related Prospectus Supplement;

              (xii) in the case of Certificates with an adjustable Pass-Through Rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable Pass-Through Rate applicable to the next succeeding Remittance Date as calculated in accordance with the method specified in the related Prospectus Supplement;

             (xiii) certain delinquency and foreclosure information;

              (xiv) the Servicing Fees and Trustee's fees and such other information as Certificateholders may reasonably request which is produced or available in the ordinary course of the Servicer's business; and

               (xv) as to any series which includes Credit Support, certain information regarding any payments thereunder or coverage provided and the remaining availability thereof.

      Additional information may be included in reports to holders of Certificates if required by the Pooling and Servicing Agreement with respect to a series of Certificates.

      Within a reasonable period of time after the end of each calendar year, the Servicer or the Trustee, as provided in the related Prospectus Supplement, shall furnish to each person who at any time during the calendar year was a holder of a Certificate a statement containing the information set forth in subclauses (i)-(iii) and (xiv) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Servicer or the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer or the Trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates".

TERMINATION

      Unless otherwise provided in the related Prospectus Supplement, the obligations created by the Pooling and Servicing Agreement for each series of Certificates will terminate upon notice to the Trustee of either: (a) the later of the distribution to holders of Certificates of a series of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under such Pooling and Servicing Agreement and the payment of all amounts due and payable to the provider of Credit Support, if any, and the Trustee or (b) mutual consent of the Servicer, the provider of Credit Support, if any, and all Certificateholders in writing; provided, however, that in no event will the trust established by the Pooling and Servicing Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the Pooling and Servicing Agreement, alive as of the Cut-off Date.

      Unless otherwise provided in the related Prospectus Supplement and subject to provisions in such Pooling and Servicing Agreement concerning adopting a plan of complete liquidation, the Servicer may, at its option, terminate the Pooling and Servicing Agreement for each series on any date on which the outstanding principal balance of the Mortgage Pool is less than 10% of the Original Pool Principal Balance by purchasing, on the next succeeding Remittance Date, all of the outstanding Mortgage Loans and REO Properties at the price (the "Termination Price") equal to the sum of (x) 100% of the aggregate principal balances of the Mortgage Loans and REO Properties, and (y) to the extent not covered by interest collections on the Mortgage Loans that are distributable to holders of Certificates, 30 days' interest on such amount computed at a rate equal to the sum of the Pass-Through Rates of the Certificates for such series. In connection with any such purchase, the Servicer will pay the outstanding fees and expenses of the Trustee and the provider of Credit Support and the Servicer shall remit to the Trustee for remittance to holders of Certificates on the final Remittance Date all other amounts then on deposit in the Principal and Interest Account that would have constituted part of the amount available for distribution to holders of Certificates for subsequent Remittance Dates absent such purchase.

      If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination through the repurchase of the assets in the related Trust Fund by the provider of Credit Support or the holders of Certificates of a specified class under the circumstances and in the manner set forth therein.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

      If so provided in the Prospectus Supplement for a series of Certificates, the Offered Certificates of one or more classes of such series will be issued as Book-Entry Certificates, and each such class will be represented by one or more single Certificates registered in the name of CEDE & Co., the nominee of the depository, The Depository Trust Company ("DTC").

      If so provided in the related Prospectus Supplement for a series of Certificates, holders of Certificates may hold their Certificates through DTC (in the United States) or Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") or the Euroclear System ("Euroclear"), in Europe. Transfers within DTC, CEDEL or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems.

      CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories' names on the books of DTC. Unless otherwise provided in the related Prospectus Supplement for a series of Certificates, Citibank, N.A. will act as depositary for CEDEL and Morgan Guaranty Trust Company of New York will act as depositary for Euroclear (in such capacities, individually the "Depositary" and collectively the "Depositories").

      Transfers between Participants (as defined below) will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants (each as defined below) will occur in accordance with their respective rules and operating procedures.

      DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the UCC and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

      Unless otherwise provided in the related Prospectus Supplement, owners of Offered Certificates ("Certificate Owners") or prospective owners, as the case may be, that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Offered Certificates may do so only through Participants and Indirect Participants. In addition, such Certificate Owners will receive all distributions of principal and interest on the Offered Certificates from the Trustee or the applicable paying agent through DTC and its Participants. Under a book-entry format, Certificateholders may receive payments after the related Remittance Date because, while payments are required to be forwarded to CEDE & Co., as nominee for DTC, on each such date, DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Certificate Owners. Unless otherwise provided in the related Prospectus Supplement, the only "Certificateholder" (as such term is used in the related Pooling and Servicing Agreement) will be CEDE & Co., as nominee of DTC, and the Certificate Owners will not be recognized by the Trustee as Certificateholders under the Pooling and Servicing Agreement. Certificate Owners will be permitted to exercise the rights of Certificate Owners under the related Pooling and Servicing Agreement only indirectly through DTC and its Participants who in turn will exercise their rights through DTC.

      Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Certificates and is required to receive and transmit distributions of principal of and interest on the Certificates. Participants and Indirect Participants with which Certificate Owners have accounts with respect to the Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Certificate Owners.

      Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain other entities, the ability of a Certificate Owner to pledge Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Certificates, may be limited due to the lack of a physical certificate for such Certificates.

      Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositories.

      Because of time-zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or Euroclear Participant to a Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

      CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

      Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative established policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

      The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

      Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash with Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

      Distributions with respect to Certificates held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Certain Income Tax Consequences". CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

      Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

      DTC has advised the Depositor that it will take any action permitted to be taken by a Certificateholder under a Pooling and Servicing Agreement only at the direction of one or more Participants to whose account with DTC the Certificates are credited.

      Unless otherwise specified in the related Prospectus Supplement, Certificates initially issued as Book-Entry Certificates will be issued as Definitive Certificates only if (i) DTC or the Servicer advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as nominee and depository with respect to the Certificates and the Servicer is unable to locate a qualified successor or (ii) the Servicer, at its option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of an Event of Default, if holders of Offered Certificates

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



evidencing not less than 51% of the Voting Rights advise the Trustee in writing that the continuation of a book-entry system through DTC (or a successor thereto) to the exclusion of any physical certificates being issued to Certificate Owners is no longer in the best interests of Certificate Owners.

      Upon the occurrence of any of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Certificates for the Certificates. Upon surrender by DTC of the certificate or certificates representing such Certificates and instructions for reregistration, the Trustee will issue such Certificates in the form of Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Pooling and Servicing Agreement and such holders of Definitive Certificates will deal directly with the Trustee with respect to transfers, notices and distributions. In the event that Definitive Certificates are issued or DTC ceases to be the clearing agency for the Certificates, the Pooling and Servicing Agreement will provide that the applicable Certificateholders will be notified of such event. For purposes of this Prospectus and each Prospectus Supplement, unless the context otherwise requires, the term "Certificateholder" shall be deemed to mean Certificate Owner.

                DESCRIPTION OF THE POOLING AND SERVICING AGREEMENTS

      The Certificates of each series evidencing interests in a Trust Fund consisting of Mortgage Loans will be issued pursuant to a Pooling and Servicing Agreement among the Depositor, the Servicer and the Trustee. The Trustee with respect to any series of Certificates will be named in the related Prospectus Supplement. The provisions of each Pooling and Servicing Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. A form of a Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The following summaries describe certain provisions that may appear in each Pooling and Servicing Agreement. The Prospectus Supplement for a series of Certificates will describe any provision of the Pooling and Servicing Agreement relating to such series that materially differs from the description thereof contained in this Prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling and Servicing Agreement for each Trust Fund and the related Prospectus Supplement. As used herein with respect to any series, the term "Certificate" refers to all of the Certificates of that series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Pooling and Servicing Agreement (without exhibits) relating to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to Superior Bank FSB, 135 Chestnut Ridge Road, Montvale, New Jersey 07645, Attention: Secretary.

ASSIGNMENT OF MORTGAGE LOANS; REPURCHASES

      At the time of issuance of any series of Certificates, the Depositor will cause the Mortgage Loans included in the related Trust Fund to be assigned to the Trustee, together with all principal and interest received by or on behalf of the Depositor on or with respect to such Mortgage Loans on and after the Cut-off Date, other than the Depositor's Yield and amounts received on and after the Cut-off Date in respect of interest accrued prior to the Cut-off Date. The Trustee will, concurrently with such assignment, deliver the Certificates to the Depositor in exchange for the Mortgage Loans and the other assets comprising the Trust Fund for such series. Each Mortgage Loan will be identified in a schedule (the "Mortgage Loan Schedule") appearing as an exhibit to the related Pooling and Servicing Agreement. Unless otherwise provided in the related Prospectus Supplement, such schedule will include detailed information in respect of each Mortgage Loan included in the related Trust Fund, including without limitation, the address of the related Mortgaged Property, the Mortgage Rate and, if applicable, the applicable index, margin, adjustment date and any rate cap information, the original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the appraised value, the loan-to-value ratio as of the date indicated and the scheduled payment of principal and interest.

      With respect to each Mortgage Loan (other than the Contracts), the Depositor will, unless otherwise provided in the related Prospectus Supplement, deliver or cause to be delivered to the Trustee (or to the custodian acting on behalf of the Trustee, if set forth in the Prospectus Supplement with respect to a series of Certificates) certain loan documents, including the Mortgage Note endorsed, without recourse, to the order of the Trustee, the Mortgage with evidence of recording indicated thereon and an assignment of the Mortgage to the Trustee with evidence of recording thereon (except as otherwise set forth in the Prospectus Supplement and except for any such assignment of Mortgage not returned from the public recording office, or one or more blanket certificates attaching copies of one or more assignments of mortgage relating thereto where the original assignment is not being delivered to the Trustee), evidence of title insurance, intervening assignments of Mortgage (except for any such assignment of the Mortgage that has been lost or has not been returned from the public recording office and any assumption and modification agreements (each, a "Trustee's Mortgage File"). In the event that, with respect to any Mortgage Loan, the Depositor cannot deliver the Mortgage or any assignment with evidence of recording thereon concurrently with the execution and delivery of the Pooling and Servicing Agreement for any series because they have been lost or have not yet been returned by the public recording office, the Depositor will deliver or cause to be delivered to the Trustee a certified true photocopy of such Mortgage or assignment. The Depositor will deliver or cause to be delivered to the Trustee any such Mortgage or assignment with evidence of recording indicated thereon upon receipt thereof from the public recording office. Except as otherwise set forth in the Prospectus Supplement, assignments of the Mortgage Loans to the Trustee will be recorded in the appropriate public office for real property records. In addition, the Depositor will, unless specified in the related Prospectus Supplement, as to each Contract, deliver or cause to be delivered the original Contract endorsed, without recourse, to the order of the Trustee and copies of documents and instruments related to the Contract and the security interest in the property securing the Contract, together with a blanket assignment to the Trustee of all Contracts in the related Trust Fund and such documents and instruments. In order to give notice of the right, title and interest of the Certificateholders to the Contracts, the Depositor will cause to be executed and delivered to the Trustee a UCC-1 financing statement identifying the Trustee as the secured party and identifying all

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



Contracts as collateral.

      The Trustee will review (or cause to be reviewed) each Trustee's Mortgage File within 45 days after the initial issuance of the Certificates of each series, unless otherwise provided in the related Prospectus Supplement, to ascertain that all required documents have been executed and received. If the Trustee or the provider of Credit Support, if applicable under the related Pooling and Servicing Agreement, during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File to be missing or defective in any material respect, the Trustee or the provider of Credit Support, as applicable, shall promptly so notify the Depositor. Unless otherwise provided in the related Prospectus Supplement, if within 60 days after the Trustee's notice to it respecting such defect the Depositor has not remedied the defect and the defect materially and adversely affects the interest of the holders of Certificates in the related Mortgage Loan or the interests of the provider of Credit Support if applicable, the Depositor will, on the next succeeding Determination Date, either (i) substitute in lieu of such Mortgage Loan a mortgage loan or loans which meet certain criteria set forth in the related Pooling and Servicing Agreement (each, a "Qualified Substitute Mortgage Loan") and, if the then aggregate outstanding principal balance of such Qualified Substitute Mortgage Loans is less than the principal balance of such Mortgage Loan as of the date of such substitution plus accrued and unpaid interest thereon, deliver to the Trustee the amount of any such shortfall or (ii) purchase such Mortgage Loan at a price (the "Mortgage Loan Purchase Price") equal to the principal balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon through the due date for such Mortgage Loan in the Due Period most recently ended prior to such Determination Date computed at the Mortgage Rate plus the amount of any unreimbursed Servicing Advances (as defined herein) made by the Servicer, which purchase price shall be deposited in the Principal and Interest Account.

      Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation constitutes the sole remedy available to holders of Certificates or the Trustee for omission of, or a material defect in, a constituent document.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

      Unless otherwise provided in the Prospectus Supplement for a series, with respect to each Mortgage Loan included in the related Trust Fund, the Depositor will make or assign certain representations and warranties, as of a specified date (the person making such representations and warranties, the "Warranting Party") covering, by way of example, the following types of matters: (i) the accuracy of the information set forth for such Mortgage Loan on the Mortgage Loan Schedule; (ii) the existence of title insurance insuring the lien priority of the Mortgage Loan; (iii) the authority of the Depositor to sell the Mortgage Loan; (iv) the payment status of the Mortgage Loan and the status of payments of taxes, assessments and other charges affecting the related Mortgaged Property;
(v) the existence of customary provisions in the related Mortgage Note and Mortgage to permit realization against the Mortgaged Property of the benefit of the security of the Mortgage; and (vi) the existence of hazard insurance coverage on the Mortgaged Property.

      Unless otherwise provided in the related Prospectus Supplement, in the event of a breach of any such representation or warranty, the Warranting Party will be obligated to cure such breach or repurchase or replace the affected Mortgage Loan as described below. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warranting Party will have a cure, repurchase or substitution obligation in connection with a breach of such a representation and warranty only if the relevant event that causes such breach occurs prior to such date. Such party would have no such obligations if the relevant event that causes such breach occurs after such date. However, the Depositor will not include any Mortgage Loan in the Trust Fund for any series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made in respect of such Mortgage Loan will not be accurate and complete in all material respects as of the date of initial issuance of the related series of Certificates.

      Unless otherwise provided in the related Prospectus Supplement, each Pooling and Servicing Agreement will provide that the Servicer and/or Trustee will be required to notify promptly the relevant Warranting Party of any breach of any representation or warranty made by or on behalf of it in respect of a Mortgage Loan that materially and adversely affects the value of such Mortgage Loan or the interests therein of the Certificateholders. If such Warranting Party cannot cure such breach within 60 days following the date on which such Warranting Party discovered such breach or was notified of such breach, then such Warranting Party will be obligated to, on the Determination Date next succeeding the end of such 60 day period, either (i) repurchase such Mortgage Loan from the Trustee at the Mortgage Loan Purchase Price therefor or (ii) if during the first two years following the initial issuance of the related Certificates, or thereafter if an opinion of counsel is provided, replace such Mortgage Loan with one or more Qualified Substitute Mortgage Loans, provided that if the aggregate outstanding balance of such Qualified Substitute Mortgage Loan is less than the outstanding principal balance of the defective Mortgage Loan plus accrued and unpaid interest thereon, the Warranting Party shall also remit for distribution to the holders of Certificates an amount equal to such shortfall. This repurchase or substitution obligation will constitute the sole remedy available to holders of Certificates or the Trustee for a breach of representation by a Warranting Party.

      Neither the Depositor nor the Servicer (except to the extent that it is the Warranting Party) will be obligated to purchase or substitute for a Mortgage Loan if a Warranting Party defaults on its obligation to do so, and no assurance can be given that Warranting Parties will carry out such obligations with respect to Mortgage Loans.

      A Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Pooling and Servicing Agreement. Upon a breach of any such representation of the Servicer which materially and adversely affects the interests of the Certificateholders, the Servicer will be obligated to cure the breach in all material respects.

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



PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO PRINCIPAL AND INTEREST ACCOUNT

      Unless otherwise provided in the related Prospectus Supplement, the Servicer will, as to each Trust Fund, establish and maintain or cause to be established and maintained a Principal and Interest Account for the collection of payments on the related Mortgage Loans, which must be either (A) an account or accounts maintained with an institution whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated "A" or better by Standard and Poor's, a Division of the McGraw-Hill Companies, Inc. ("S&P"), and A2 or better by Moody's Investors Service, Inc. ("Moody's") and in one of the two highest short-term rating categories by S&P and in the highest short-term rating category by Moody's and which is either (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) if required by the related Pooling and Servicing Agreement, approved in writing by the provider of Credit Support and S&P or (B) a trust account or accounts (which shall be a "special deposit account") maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity (the account or accounts described in (A) or (B), an "Eligible Account"). Amounts on deposit in the Principal and Interest Account may be invested in certain high quality instruments ("Permitted Instruments"). Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in the Principal and Interest Account will be paid to the Servicer or its designee as additional servicing compensation and the Servicer shall be responsible for any losses thereon. The Principal and Interest Account may be maintained with an institution that is an affiliate of the Servicer, if applicable, provided that such institution meets the standards set forth above. If permitted by each Rating Agency and so specified in the related Prospectus Supplement, a Principal and Interest Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced or master serviced by it on behalf of others.

      The Servicer will deposit or cause to be deposited in the Principal and Interest Account for each Trust Fund within one business day of receipt of good funds, unless otherwise provided in the Pooling and Servicing Agreement and described in the related Prospectus Supplement, the following payments and collections received by the Servicer or on its behalf on or subsequent to the Cut-off Date (other than any amounts representing the Depositor's Yield and amounts received on or after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date):

                (i) all payments on account of principal, including Principal Prepayments, Curtailments and other excess payments of principal, on the Mortgage Loans (net of the Depositor's Yield, if any);

               (ii) all payments on account of interest on the Mortgage Loans (net of amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date);

              (iii) all proceeds of the hazard insurance policies (to the extent such proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the normal servicing procedures of the Servicer or the related Sub-Servicer, subject to the terms and conditions of the related Mortgage and Mortgage Note) and/or all proceeds from FHA Insurance (with respect to any Mortgage Loan partially insured by the FHA pursuant to Title I included in the Mortgage Pool) (collectively, "Insurance Proceeds"), any proceeds received in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or any release of a part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise ("Released Mortgaged Property Proceeds") and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans, by foreclosure or otherwise ("Liquidation Proceeds") net of fees and advances reimbursable therefrom plus the net proceeds on a monthly basis with respect to any Mortgaged Properties ("REO Property") acquired for the benefit of Certificateholders by foreclosure or by deed-in-lieu of foreclosure or otherwise (collectively, "Net Liquidation Proceeds");

               (iv) all proceeds of any Mortgage Loan or property in respect thereof purchased by the Depositor as described under "Description of the Pooling and Servicing Agreements-- Assignment of Mortgage Loans; Repurchases" and "--Representations and Warranties; Repurchases", net of the Depositor's Yield, if any, in respect of such Mortgage Loan;

                (v) all payments required to be deposited in the Principal and Interest Account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance Policies"; and

               (vi) any amount required to be deposited by the Servicer in connection with losses realized on investments of funds held in the Principal and Interest Account in Permitted Instruments.

      Unless otherwise specified in the related Prospectus Supplement, the foregoing requirements for deposit in the Principal and Interest Account may be net of any portion thereof retained by the Servicer as its servicing compensation which need not, to the extent permitted by the related Pooling and Servicing Agreement, be deposited in the Principal and Interest Account. See "Description of the Pooling and Servicing Agreements--Servicing and Other Compensation and Payment of Expenses".

DEPOSITS TO CERTIFICATE ACCOUNT

      The Trustee will, as to each Trust Fund, establish and maintain or cause to be established and maintained a

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



Certificate Account which must be an Eligible Account.

      The Trustee will deposit or cause to be deposited in the Certificate Account for each Trust Fund, unless otherwise provided in the Pooling and Servicing Agreement and described in the related Prospectus Supplement, the following amounts (collectively, the "Amount Available") received on or subsequent to the Cut-off Date:

                (i) all amounts transferred to the Trustee by the Servicer from the Principal and Interest Account;

               (ii) any Monthly Advances and Compensating Interest remitted to the Trustee by the Servicer as described under "Description of the Certificates--Monthly Advances in respect of Delinquencies--Compensating Interest";

              (iii) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates as described under "Description of Credit Support";

               (iv) all income or gain from investments of funds on deposit in the Certificate Account and any amount required to be deposited by the Servicer in connection with losses realized on investments of funds in the Certificate Account; and

                (v) the Termination Price.

PRE-FUNDING ACCOUNT

      If so provided in the related Prospectus Supplement, the original principal amount of a series of Certificates may exceed the principal balance of the Mortgage Loans initially being delivered to the Trustee. Cash in an amount equal to such difference will be deposited into a separate trust account (the "Pre-Funding Account") maintained with the Trustee. During the period set forth in the related Prospectus Supplement, amounts on deposit in the Pre-Funding Account may be used to purchase additional Mortgage Loans for the related Trust Fund. Such additional Mortgage Loans will be required to conform to the requirements set forth in the related Prospectus Supplement and Pooling and Servicing Agreement. Any amounts remaining in the Pre-Funding Account at the end of such period will be distributed as a principal prepayment to the holders of the related series of Certificates at the time and in the manner set forth in the related Prospectus Supplement.

COLLECTION AND OTHER SERVICING PROCEDURES

      The Servicer, directly or through Sub-Servicers, is required to make reasonable efforts to collect all scheduled payments under the Mortgage Loans and will follow or cause to be followed such collection procedures as it would follow with respect to mortgage loans that are comparable to the Mortgage Loans and held for its own account, provided such procedures are consistent with the Pooling and Servicing Agreement and any related hazard insurance policy, FHA insurance or instrument of Credit Support included in the related Trust Fund described herein or under "Description of Credit Support". The Servicer will be required to perform the customary functions of a servicer of comparable loans, including: collecting payments from mortgagors maintaining hazard insurance policies as described herein and in any related Prospectus Supplement, and filing and settling claims thereunder; maintaining escrow or impoundment accounts of mortgagors for payment of taxes, insurance and other items required to be paid by any mortgagor pursuant to the terms of the Mortgage Loan; processing assumptions or substitutions, although, unless otherwise specified in the related Prospectus Supplement, the Servicer is generally required to exercise due-on-sale clauses to the extent such exercise is permitted by law and would not adversely affect insurance coverage; attempting to cure delinquencies; supervising foreclosures; and maintaining accounting records relating to the Mortgage Loans.

      The Servicer will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans. Consistent with the foregoing, the Servicer may at its own discretion waive any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Servicer would be entitled to retain as servicing compensation and may waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor, subject to the limitations set forth in the related Pooling and Servicing Agreement. In the event the Servicer consents to the deferment of the due dates for payments due on a Mortgage Note, the Servicer will nonetheless make payment of any required Monthly Advances with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred.

      Under a Pooling and Servicing Agreement, a Servicer will be granted certain discretion to extend relief to Mortgagors whose payments become delinquent. In the case of Single Family Loans and Contracts, a Servicer may, among other things, grant a period of temporary indulgence (generally up to four months) to a Mortgagor or may enter into a plan providing for repayment by such Mortgagor of delinquent amounts within a specified period (generally up to one year) from the date of execution of the plan. However, unless otherwise specified in the related Prospectus Supplement, the Servicer must first determine that any such waiver or extension will not impair the coverage of any related insurance policy or materially adversely affect the security for such Mortgage Loan or Contract. In addition, unless otherwise specified in the related Prospectus Supplement, if a material default occurs or a payment default is reasonably foreseeable with respect to a Multifamily Loan or a Commercial Loan, the Servicer will be permitted, subject to any specific limitations set forth in the related Pooling and Servicing Agreement and described in the related Prospectus Supplement, to modify, waive or amend any term of such Mortgage Loan, including deferring payments, extending the stated maturity date or otherwise adjusting the payment schedule, provided that such modification, waiver or amendment (i) is reasonably likely to produce a greater recovery with respect to such Mortgage Loan on a present value basis than would liquidation and (ii) will not

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



adversely affect the coverage under any applicable credit enhancement.

      In the case of Multifamily Loans or Commercial Loans, a Mortgagor's failure to make required Mortgage Loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a Mortgagor under a Multifamily Loan or a Commercial Loan that is unable to make Mortgage Loan payments may also be unable to make timely payment of all required taxes and otherwise to maintain and insure the related Mortgaged Property. In general, the Servicer will be required to monitor any Multifamily Loan or Commercial Loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the Mortgagor if cure is likely, inspect the related Mortgaged Property and take such other actions as are consistent with the related Pooling and Servicing Agreement. A significant period of time may elapse before the Servicer is able to assess the success of any such corrective action or the need for additional initiatives. The time within which the Servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders of the related series may vary considerably depending on the particular Multifamily Loan or Commercial Loan, the Mortgaged Property, the Mortgagor, the presence of an acceptable party to assume the Multifamily Loan or Commercial Loan and the laws of the jurisdiction in which the Mortgaged Property is located.

      If a Mortgagor files a bankruptcy petition, the Servicer may not be permitted to accelerate the maturity of the related Mortgage Loan or to foreclose on the Mortgaged Property for a considerable period of time. See "Certain Legal Aspects of Mortgage Loans."

SERVICING ADVANCES

      In the course of performing its servicing obligations, the Servicer will, unless otherwise specified in the related Prospectus Supplement, pay all reasonable and customary "out of pocket" costs and expenses incurred in the performance of its servicing obligations in accordance with the general servicing standards described above, which costs and expenses may include the cost of (i) the preservation, restoration and protection of Mortgaged Properties, including advances in respect of real estate taxes and assessments and insurance premiums on fire, hazard, flood and FHA insurance policies, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of Mortgaged Property acquired in satisfaction of the related Mortgage Loan and (iv) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien. Each such expenditure will constitute a "Servicing Advance".

      Unless otherwise specified in the related Prospectus Supplement, the Servicer may recover Servicing Advances, if not theretofore recovered from the mortgagor on whose behalf such Servicing Advance was made, from late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the mortgagor or otherwise relating to the Mortgage Loan. To the extent the Servicer, in its good faith business judgment, determines that such Servicing Advances will not be ultimately recoverable from late collections, Insurance Proceeds, Released Mortgaged Property Proceeds or Liquidation Proceeds on the related Mortgage Loans ("Nonrecoverable Servicing Advances"), unless otherwise provided in the related Prospectus Supplement, the Servicer may be reimbursed from distributions of the Amount Available after distributions to the Certificateholders. The Servicer is not required to make any Servicing Advance which it determines would be a Nonrecoverable Servicing Advance.

SUB-SERVICERS

      A Servicer may delegate its servicing obligations in respect of the Mortgage Loans to third-party servicers (each, a "Sub-Servicer"), but such Servicer will remain obligated under the related Pooling and Servicing Agreement. The sub-servicing agreement between a Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") will be consistent with the terms of the related Pooling and Servicing Agreement and will not result in a withdrawal or downgrading of the rating of any class of Certificates issued pursuant to such Pooling and Servicing Agreement. Although each Sub-Servicing Agreement will be a contract solely between the Servicer and the Sub-Servicer, the related Pooling and Servicing Agreement will provide that, if for any reason the Servicer for such series of Certificates is no longer acting in such capacity, the Trustee or any successor Servicer must recognize the Sub-Servicer's rights and obligations under such Sub-Servicing Agreement.

      The Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Servicer's compensation pursuant to the related Pooling and Servicing Agreement is sufficient to pay such fees. Each Sub-Servicer will be reimbursed by the Servicer for certain expenditures which it makes, generally to the same extent the Servicer would be reimbursed under a Pooling and Servicing Agreement. See "--Servicing and Other Compensation and Payment of Expenses".

REALIZATION UPON DEFAULTED MORTGAGE LOANS

      The Servicer will be required to foreclose upon or otherwise comparably effect the ownership in the name of the Trustee on behalf of the Certificateholders of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments; provided, however, that the Servicer will not be required to foreclose in the event that it determines that foreclosure would not be in the best interests of the Certificateholders or the provider of Credit Support, if any.


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



      In connection with such foreclosure or other conversion, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs.

      With respect to a Home Improvement Contract secured by a lien on a Mortgaged Property in default, the Servicer will decide whether to foreclose upon the Mortgaged Property or write off the principal balance of such Home Improvement Contract as a bad debt or take an unsecured note. Realization on other defaulted Contracts may be accomplished through repossession and subsequent resale of the underlying Manufactured Home or home improvement. In connection with such decision, the Servicer will, following usual practices in connection with senior and junior mortgage servicing activities or repossession and resale activities, estimate the proceeds expected to be received and the expenses expected to be incurred in connection with such foreclosure or repossession and resale to determine whether a foreclosure proceeding or a repossession and resale is appropriate. To the extent that a Home Improvement Contract secured by a lien on a Mortgaged Property is junior to another lien on the related Mortgaged Property, following any default thereon, unless foreclosure proceeds for such Home Improvement Contract are expected to at least satisfy the related senior mortgage loan in full and to pay foreclosure costs, it is likely that such Home Improvement Contract will be written off as bad debt with no foreclosure proceeding. See "Risk Factors--Risks Associated with the Mortgage Loans and Mortgaged Properties--Second Liens" herein.

      The limitations imposed by the Pooling and Servicing Agreement for a series of Certificates and the REMIC provisions of the Code (if a REMIC election has been made with respect to the related Trust Fund) on the operations and ownership of any Mortgaged Property acquired on behalf of the Trust Fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Certain Legal Aspects of Mortgage Loans--Foreclosure".

      If recovery on a defaulted Mortgage Loan under any related instrument of Credit Support is not available, the Servicer nevertheless will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Mortgage Loan. If the proceeds of any liquidation of the property securing the defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon at the Mortgage Rate plus the aggregate amount of expenses incurred by the Servicer in connection with such proceedings and which are reimbursable under the related Pooling and Servicing Agreement, the Trust Fund will realize a loss in the amount of such difference. The Servicer will be entitled to withdraw or cause to be withdrawn from the Principal and Interest Account out of the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the distribution of such Liquidation Proceeds to Certificateholders, amounts representing its normal servicing compensation on the Mortgage Loan and unreimbursed Servicing Advances incurred with respect to the Mortgage Loan.

HAZARD INSURANCE POLICIES

      Unless otherwise stated in the related Prospectus Supplement, each Pooling and Servicing Agreement will require the Servicer to maintain or cause to be maintained fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the least of (i) the outstanding principal balance owing on the related Mortgage Loan and any First Lien, (ii) the full insurable value of the premises securing the Mortgage Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis. See "Risk Factors-Credit Support Limitations-Hazard Insurance with respect to Title I Loans". Generally, if at the origination of the Mortgage Loan or at any time during the term of the Mortgage Loan, the Servicer determines that the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) and the Servicer determines that such insurance is necessary in accordance with accepted mortgage servicing practices of prudent lending institutions, the Servicer will cause to be purchased a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (a) the outstanding principal balance of the Mortgage Loan and any First Lien and (b) the maximum amount of insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1994, as amended. The Servicer will also be required to maintain on REO Property, to the extent such insurance is available, fire and hazard insurance in the applicable amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1994, as amended, and the Servicer determines that such insurance is necessary in accordance with accepted mortgage servicing practices of prudent lending institutions, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary mortgage servicing procedures) will be deposited in the Principal and Interest Account.

      In the event that the Servicer obtains and maintains a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of the first paragraph of this sub-section, the Servicer will be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage.

      Since the amount of hazard insurance that Mortgagors are required to maintain on the improvements securing the Home Improvement Contracts may decline as the principal balances owing thereon decrease, and since residential properties have historically appreciated in value over time, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

DUE-ON-SALE PROVISIONS


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      When a Mortgaged Property has been or is about to be conveyed by the
Mortgagor, the Servicer, on behalf of the Trustee, will be required under the related Pooling and Servicing Agreement, to the extent it has knowledge of such conveyance or prospective conveyance, to enforce the rights of the Trustee as the mortgagee of record to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer will not be required to exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer will be required to enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the mortgage documents, the Mortgagor remains liable thereon. The Servicer may also be authorized under the related Pooling and Servicing Agreement, subject to certain approvals, to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

      The Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a portion of the interest payment on each Mortgage Loan (the "Servicing Fee") which amount will be set forth in the Prospectus Supplement with respect to a series of Certificates. Since the Servicer's primary compensation is a percentage of the principal balance of each Mortgage Loan, such amounts will decrease in accordance with the amortization schedule of each Mortgage Loan. Unless otherwise provided in the related Prospectus Supplement, the Servicer may retain, as additional servicing compensation, all assumption fees, modification fees and other administrative fees, late payment charges, release fees, bad check charges, any other servicing-related fees (other than the Depositor's Yield), Net Liquidation Proceeds not otherwise required to be deposited into the Principal and Interest Account pursuant to the related Pooling and Servicing Agreement, interest or other income which may be earned on funds held in the Principal and Interest Account, Certificate Account and any other account created under the related Pooling and Servicing Agreement. The Pooling and Servicing Agreement and Prospectus Supplement with respect to a series of Certificates will set forth any other amounts payable to the Servicer. Any Sub-Servicer will receive a portion of the Servicer's compensation as its sub-servicing compensation.

      In addition to amounts payable to any Sub-Servicer, the Servicer or Trustee may, to the extent provided in the related Prospectus Supplement, pay certain expenses incurred, including, without limitation, payment of the fees and disbursements of the Trustee and the obligor under an instrument of Credit Support, if any. The Pooling and Servicing Agreement and Prospectus Supplement with respect to a series of Certificates may provide that additional accounts be established by the Servicer or the Trustee into which the Servicer or the Trustee will deposit amounts sufficient to pay such fees.

EVIDENCE AS TO COMPLIANCE

      Each Pooling and Servicing Agreement will provide that on or before a specified date in each year, beginning with the first such date specified in the Pooling and Servicing Agreement, there will be furnished to the related Trustee a report of a firm of independent certified public accountants stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum mortgage loan servicing standards identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing by or on behalf of the Servicer of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications as may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of mortgage loans by Sub-Servicers, upon comparable reports of firms of public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Sub-Servicers.

      Each such Pooling and Servicing Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by two officers of the Servicer to the effect that the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the preceding year.

      Copies of the annual accountants' statement and the statement of officers of the Servicer will be obtainable by Certificateholders without charge upon written request to the Servicer at the address set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING THE SERVICER

      Unless otherwise provided in the Prospectus Supplement for a series of Certificates, the Servicer may not assign the related Pooling and Servicing Agreement nor resign from the obligations and duties thereby imposed on it except by mutual consent of the Servicer, the Depositor, the provider of Credit Support, if any, the Trustee and the majority Certificateholders, or upon the determination that the Servicer's duties thereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. No such resignation shall become effective until a successor has assumed the Servicer's responsibilities and obligations in accordance with such Pooling and Servicing Agreement.

EVENTS OF DEFAULT


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      Unless otherwise provided in the Prospectus Supplement for a series of
Certificates, Events of Default under the related Pooling and Servicing Agreement will consist of (i) any failure by the Servicer to distribute or cause to be distributed to Certificateholders, or to remit to the Trustee for distribution to Certificateholders, any required payment that continues unremedied after the giving of written notice of such failure to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by any Certificateholder; (ii) any failure by the Servicer to make any required Servicing Advance, to the extent such failure materially and adversely affects the interests of the Certificateholders, or any required Monthly Advance to the extent of the full amount; (iii) any failure by the Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Pooling and Servicing Agreement which continues unremedied for no more than sixty days after the giving of written notice of such failure to the Servicer by the Trustee, the provider of Credit Support, if applicable, or the Depositor, or to the Servicer, the Depositor and the Trustee by any Certificateholder; and
(iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities, receivership or similar proceedings and certain actions by or on behalf of the Servicer indicating its insolvency or inability to pay its obligations.

RIGHTS UPON EVENT OF DEFAULT

      Unless otherwise provided in the Prospectus Supplement for a series of Certificates, so long as an Event of Default under a Pooling and Servicing Agreement remains unremedied, the Trustee at the direction of holders of Certificates evidencing not less than 51% of the Voting Rights, shall, terminate all of the rights and obligations of the Servicer under the Pooling and Servicing Agreement relating to such Trust Fund and in and to the Mortgage Loans, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Servicer under the Pooling and Servicing Agreement (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, then the Trustee will not be so obligated) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, in the event that the Trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to each Rating Agency or provider of Credit Support, if any, with a net worth at the time of such appointment of at least $15,000,000 to act as successor to the Servicer under the Pooling and Servicing Agreement. Pending such appointment the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Servicer under the Pooling and Servicing Agreement.

      The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by any Pooling and Servicing Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Pooling and Servicing Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

AMENDMENT

      Unless otherwise specified in the related Prospectus Supplement, each Pooling and Servicing Agreement may be amended by the Depositor, the Servicer and the Trustee by written agreement, upon written consent of the provider of Credit Support, if any, without notice to or the consent of any of the holders of Certificates covered by the Pooling and Servicing Agreement, to cure any ambiguity, to correct, modify or supplement any provision therein which may be inconsistent with any other provisions thereof, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement which are not inconsistent with the provisions thereof; provided that such action will not, as evidenced by an opinion of counsel delivered to the Trustee, adversely affect in any material respect the interests of any holder of Certificates covered by the Pooling and Servicing Agreement; and provided further that no such amendment may reduce in any manner the amount of or, delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of such Certificate, or change the rights or obligations of any other party without the consent of such party. However, with respect to any series of Certificates as to which a REMIC election is to be made, the Trustee will not consent to any amendment of the Pooling and Servicing Agreement unless it shall first have received an opinion of counsel to the effect that such amendment will not cause the Trust Fund to fail to qualify as a REMIC at any time that the related Certificates are outstanding.

DUTIES OF THE TRUSTEE

      The Trustee will make no representations as to the validity or sufficiency of any Pooling and Servicing Agreement, the Certificates or any Mortgage Loan or related document and is not accountable for the use or application by or on behalf of any Servicer of any funds paid to the Servicer or its designee in respect of the Certificates or the Mortgage Loans, or deposited into or withdrawn from the Principal and Interest Account or any other account by or on behalf of the Servicer. If no Event of Default has occurred and is continuing, the Trustee is required to perform only those duties specifically required under the related Pooling and Servicing Agreement. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the requirements of the Pooling and Servicing Agreement.

THE TRUSTEE

      The Trustee under each Pooling and Servicing Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association or trust company serving as Trustee may have typical banking relationships with the Depositor and its affiliates, the Servicer and its affiliates and any Sub-Servicer and its affiliates. The

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Trustee may resign at any time in the manner set forth in the related Pooling and Servicing Agreement, in which event the Servicer will be obligated to appoint a successor Trustee. The Trustee may be removed if it ceases to be eligible to continue as such under the related Pooling and Servicing Agreement or if it becomes insolvent. Any resignation or removal of the Trustee and appointment of a successor trustee will not become effective until the acceptance of appointment by a successor trustee. The Trustee may appoint separate trustees and co-trustees to the extent provided in the related Pooling and Servicing Agreement.

                           DESCRIPTION OF CREDIT SUPPORT

GENERAL

      For any series of Certificates, Credit Support may be provided with respect to one or more classes thereof or the related Mortgage Loans. Credit Support may be in the form of the subordination of one or more classes of Certificates, letters of credit, insurance policies, surety bonds, guarantees, the establishment of one or more reserve funds, cross-collateralization, overcollateralization or another method of Credit Support described in the related Prospectus Supplement, or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described therein.

      Unless otherwise provided in the related Prospectus Supplement for a series of Certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the Certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one pool of Mortgage Loans in a Trust (each, a "Covered Pool") or more than one series of Certificates (each, a "Covered Trust"), holders of Certificates evidencing interests in any of such Covered Pools or Covered Trusts will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Pools or Covered Trusts prior to such Covered Pool or Covered Trust receiving any of its intended share of such coverage.

      If Credit Support is provided with respect to one or more classes of Certificates of a series, or the related Mortgage Loans, the related Prospectus Supplement will include a description of (a) the nature and amount of coverage under such Credit Support, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (d) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the Prospectus Supplement. See "Risk Factors--Credit Support Limitations".

SUBORDINATE CERTIFICATES

      If so provided in the related Prospectus Supplement, one or more classes of Certificates of a series may be Subordinate Certificates. If so specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions of principal and interest from the Certificate Account on any Remittance Date will be subordinated to such rights of the holders of Senior Certificates to the extent specified in the related Prospectus Supplement. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will be effected. If one or more classes of Subordinate Certificates of a series are Offered Certificates, the related Prospectus Supplement will provide information as to the sensitivity of distributions on such Certificates based on certain default assumptions.

CROSS-SUPPORT PROVISIONS

      If so provided in the related Prospectus Supplement, the Mortgage Loans for a series of Certificates may be divided into separate groups, each supporting a separate class or classes of Certificates of a series, and credit support may be provided by cross-support provisions requiring that distributions be made on certain classes of Certificates evidencing interests in one group of Mortgage Loans prior to distributions on other classes of Certificates evidencing interests in a different group of Mortgage Loans. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

INSURANCE OR GUARANTEES WITH RESPECT TO THE MORTGAGE LOANS

      If so provided in the Prospectus Supplement for a series of Certificates, the Mortgage Loans in the related Trust Fund will be covered for various default risks by insurance policies, including FHA insurance or guarantees. A copy of any such material instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Certificates of the related series.


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LETTER OF CREDIT

      If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Loans on the related Cut-off Date or one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws in the event of only certain types of losses. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and otherwise as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. A copy of any such letter of credit for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Certificates of the related series.

INSURANCE POLICIES AND SURETY BONDS

      If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.

RESERVE FUNDS OR SPREAD ACCOUNT

      If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in such Prospectus Supplement. The reserve funds for a series may also be funded over time by depositing therein a specified amount of the distributions received on the related Mortgage Loans as specified in the related Prospectus Supplement. A reserve fund for a series of Certificates which is funded over time by depositing therein a portion of the interest payment on each Mortgage Loan will be referred to as a "Spread Account" in the related Prospectus Supplement and Pooling and Servicing Agreement.

      Amounts on deposit in any reserve fund for a series of Certificates, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of or interest on the Certificates. If so specified in the related Prospectus Supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each Remittance Date amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application to the Certificates.

      Moneys deposited in any reserve funds will be invested in Permitted Instruments, except as otherwise specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to such reserve fund. However, such income may be payable to the Servicer or another service provider as additional compensation. The reserve fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

      Additional information concerning any reserve fund will be set forth in the related Prospectus Supplement, including the initial balance of such reserve fund, the balance required to be maintained in the reserve fund, the manner in which such required balance will decrease over time, the manner of funding such reserve fund, the purposes for which funds in the reserve fund may be applied to make distributions to Certificateholders and the use of investment earnings from the reserve fund, if any.

OVERCOLLATERALIZATION

      If so provided in the Prospectus Supplement for a series of Certificates, a portion of the interest payment on each Mortgage Loan may be applied as an additional distribution in respect of principal to reduce the principal balance of a certain class or classes of Certificates and, thus, accelerate the rate of payment of principal on such class or classes of Certificates.

                    DESCRIPTION OF FHA INSURANCE UNDER TITLE I

      Certain of the Mortgage Loans contained in a Trust Fund may be Title I Loans as described below and in the related Prospectus Supplement. The regulations, rules and procedures promulgated by the FHA under Title I (the "FHA Regulations") contain the requirements under which lenders approved for participation in the Title I Program (the "Title I Lenders") may obtain insurance against a portion of losses incurred with respect to eligible loans that have been originated

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



and serviced in accordance with FHA Regulations, subject to the amount of insurance coverage available in such Title I Lender's FHA Reserve, as described below and in the related Prospectus Supplement. While FHA Regulations permit the Secretary of the Department of Housing and Urban Development ("HUD"), subject to statutory limitations, to waive a Title I Lender's noncompliance with FHA Regulations if enforcement would impose an injustice on the lender, in general, an insurance claim against the FHA may be denied or surcharged if the Title I Loan to which it relates does not strictly satisfy the requirements of the National Housing Act and FHA Regulations.

      Unless otherwise specified in the related Prospectus Supplement, the Servicer will either serve as or contract with the person specified in the Prospectus Supplement to serve as the Administrator for FHA claims (each an "FHA Claims Administrator") pursuant to an FHA claims administration agreement (the "FHA Claims Administration Agreement"). The FHA Claims Administrator will be responsible for administering, processing and submitting FHA claims with respect to the Title I Loans. The Certificateholders will be dependent on the FHA Claims Administrator to (i) make claims on the Title I Loans in accordance with FHA Regulations and (ii) remit all FHA insurance proceeds received from the FHA in accordance with the related agreement. The Certificateholders' rights relating to the receipt of payment from and the administration, processing and submission of FHA claims by any FHA Claims Administrator is limited and governed by the related agreement and the FHA Claims Administration Agreement and these functions are obligations of the FHA Claims Administrator, but not the FHA.

      Under Title I, the FHA maintains an FHA insurance coverage reserve account (an "FHA Reserve") for each Title I Lender. The amount in each Title I Lender's FHA Reserve is a maximum of 10% of the amounts disbursed, advanced or expended by a Title I Lender in originating or purchasing eligible loans registered with the FHA for Title I insurance, with certain adjustments permitted or required by FHA Regulations. The balance of such FHA Reserve is the maximum amount of insurance claims the FHA is required to pay to the related Title I Lender. Mortgage Loans to be insured under Title I will be registered for insurance by the FHA. Following either the origination or transfer of loans eligible under Title I, the Title I Lender will submit such loans for FHA insurance coverage within its FHA Reserve by delivering a transfer of note report or through an electronic submission to the FHA in the form prescribed under the FHA Regulations (the "Transfer Report"). The increase in the FHA insurance coverage for such loans in the Title I Lender's FHA Reserve will occur on the date following the receipt and acknowledgment by the FHA of the Transfer Report for such loans. The insurance available to any Trust Fund will be subject to the availability, from time to time, of amounts in each Title I Lender's FHA Reserve, which will initially be limited to the amount specified in the related Prospectus Supplement (the "FHA Insurance Amount").

      If so provided in the related Prospectus Supplement the Trustee or FHA Claims Administrator may accept an assignment of the FHA Reserve for the related Title I Loans, notify FHA of such assignment and request that the portion of the Depositor's FHA Reserves allocable to such Title I Loans be transferred to such Trustee or the FHA Claims Administrator on the Closing Date. Alternatively, in the absence of such provision, the FHA Reserves may be retained by the Depositor and, upon an insolvency and receivership of the Depositor, the related Trustee will notify FHA and request that the portion of the Depositor's FHA Reserves allocable to the Title I Loans be transferred to the Trustee or the FHA Claims Administrator. Although each Trustee will request such a transfer of reserves, FHA is not obligated to comply with such a request, and may determine that it is not in FHA's interest to permit such transfer of reserves. In addition, FHA has not specified how insurance reserves might be allocated in such event, and there can be no assurance that any reserve amount, if transferred to the Trustee or the FHA Claims Administrator, as the case may be, would not be substantially less than 10% of the outstanding principal amount of the related Title I Loans. It is likely that the Depositor, the Trustee or the FHA Claims Administrator would be the lender of record on other Title I Loans, so that any FHA Reserves that are retained, or permitted to be transferred, would become commingled with FHA Reserves available for other Title I Loans. FHA also reserves the right to transfer reserves with "earmarking" (segregating such reserves so that they will not be commingled with the reserves of the transferee) if it is in FHA's interest to do so.

      Under Title I, the FHA will reduce the insurance coverage available in a Title I Lender's FHA Reserve with respect to loans insured under such Title I Lender's contract of insurance by (i) the amount of FHA insurance claims approved for payment related to such loans and (ii) the amount of reduction of the Title I Lender's FHA Reserve by reason of the sale, assignment or transfer of loans registered under the Title I Lender's contract of insurance. Such insurance coverage also may be reduced for any FHA insurance claims previously disbursed to the Title I Lender that are subsequently rejected by the FHA.

      Unlike certain other government loan insurance programs, loans under Title I (other than loans in excess of $25,000) are not subject to prior review by the FHA. The FHA disburses insurance proceeds with respect to defaulted loans for which insurance claims have been filed by a Title I Lender prior to any review of such loans. A Title I Lender is required to repurchase a Title I Loan from the FHA that is determined to be ineligible for insurance after insurance claim payments for such loan have been paid to such lender. Under the FHA Regulations, if the Title I Lender's obligation to repurchase the Title I Loan is unsatisfied, the FHA is permitted to offset the unsatisfied obligation against future insurance claim payments owed by the FHA to such lender. FHA Regulations permit the FHA to disallow an insurance claim with respect to any loan that does not qualify for insurance for a period of up to two years after the claim is made and to require the Title I Lender that has submitted the insurance claim to repurchase the loan.

      The proceeds of loans under the Title I Program may be used only for permitted purposes, including, but not limited to, the alteration, repair or improvement of residential property, the purchase of a manufactured home or lot (or cooperative interest therein) on which to place such home or the purchase of both a manufactured home loan and the lot (or cooperative interest therein) on which such home is placed.

      Subject to certain limitations described below, eligible Title I Loans are generally insured by the FHA for 90%

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of an amount equal to the sum of (i) the net unpaid principal amount and the uncollected interest earned to the date of default, (ii) interest on the unpaid loan obligation from the date of default to the date of the initial submission of the insurance claim, plus 15 calendar days (the total period not to exceed nine months) at a rate of 7% per annum, (iii) uncollected court costs, (iv) title examination costs, (v) fees for required inspections by the lenders or its agents, up to $75, and (vi) origination fees up to a maximum of 5% of the loan amount. However, the insurance coverage provided by the FHA is limited to the extent of the balance in the Title I Lender's FHA Reserve maintained by the FHA. Accordingly if sufficient insurance coverage is available in such FHA Reserve, then the Title I Lender bears the risk of losses on a Title I Loan for which a claim for reimbursement is paid by the FHA of at least 10% of the unpaid principal, uncollected interest earned to the date of default, interest from the date of default to the date of the initial claim submission and certain expenses. Unlike most other FHA insurance programs, the obligation of the FHA to reimburse a Title I Lender for losses in the portfolio of insured loans held by such Title I Lender is limited to the amount in an FHA Reserve maintained on a lender-by-lender basis and not on a loan-by-loan basis.

      In general, the FHA will insure Home Improvement Contracts up to $25,000 for a Single Family Property, with a maximum term of 20 years. The FHA will insure loans of up to $17,500 for manufactured homes which qualify as real estate under applicable state law and loans of up to $12,000 per unit for a $48,000 limit for four units for owner-occupied multifamily homes. If the loan amount is $15,000 or more, the FHA requires a drive-by appraisal, the current tax assessment value, or a full Uniform Residential Appraisal Report dated within 12 months of the closing to verify the property's value. The maximum loan amount on transactions requiring an appraisal is the amount of equity in the property shown by the market value determination of the property.

      With respect to the Title I Loans, the FHA Regulations do not require that a borrower obtain title or fire and casualty insurance. However, if the related Mortgaged Property is located in a flood hazard area, flood insurance in an amount at least equal to the loan amount is required. In addition, the FHA Regulations do not require that the borrower obtain insurance against physical damage arising from earth movement (including earthquakes, landslides and mudflows). Accordingly, if a Mortgaged Property that secures a Title I Loan suffers any uninsured hazard or casualty losses, holders of the related series of Certificates that are secured in whole or in part by such Title I Loan may bear the risk of loss to the extent that such losses are not recovered by foreclosure on the defaulted loans or from any FHA insurance proceeds. Such loss may be otherwise covered by amounts available from the credit enhancement provided for the related series of Certificates, if specified in the related Prospectus Supplement.

      Following a default on a Title I Loan insured by the FHA, the Servicer, either directly or through a subsidiary, may, subject to certain conditions and mandatory loss mitigation procedures, either commence foreclosure proceedings against the improved property securing the loan, if applicable, or submit a claim to FHA, but may submit a claim to FHA after proceeding against the improved property only with the prior approval of the Secretary of HUD. The availability of FHA Insurance following a default on a Title I Loan is subject to a number of conditions, including strict compliance with FHA Regulations in originating and servicing the Title I Loan. Failure to comply with FHA Regulations may result in a denial of or surcharge on the FHA insurance claim. Prior to declaring a Title I Loan in default and submitting a claim to FHA, the Servicer must take certain steps to attempt to cure the default, including personal contact with the borrower either by telephone or in a meeting and providing the borrower with 30 days' written notice prior to declaration of default. FHA may deny insurance coverage if the borrower's nonpayment is related to a valid objection to faulty contractor performance. In such event, the Servicer or other entity as specified in the related Prospectus Supplement will seek to obtain payment by or a judgment against the borrower, and may resubmit the claim to FHA following such a judgment.


                      CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

      The following discussion contains summaries of certain legal aspects of mortgage loans secured by one- to four-family residential properties that are general in nature. Because such legal aspects are governed in part by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state nor to encompass the laws of all states in which the Mortgaged Properties may be situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.

GENERAL

      SINGLE FAMILY, MULTIFAMILY AND COMMERCIAL LOANS. Each Single Family, Multifamily and Commercial Loan will be secured by either a deed of trust or mortgage, depending upon the prevailing practice in the state in which the Mortgaged Property subject to such Mortgage Loan is located. In some states, a mortgage creates a lien upon the real property encumbered by the mortgage. In other states, the mortgage conveys legal title to the property to the mortgagee subject to a condition subsequent, i.e., the payment of the indebtedness secured thereby. There are two parties to a mortgage, the mortgagor, who is the borrower and homeowner, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust has three parties, the borrower-homeowner called the trustor (similar to a mortgagor), a lender called the beneficiary (similar to a mortgagee), and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by law, the express provisions of the deed of trust or mortgage, and, in some cases, the directions of the beneficiary. Some states use a security deed or deed to secure debt which is similar to a deed of trust except that it has only two parties: a grantor (similar to a mortgagor) and a grantee (similar to a mortgagee). Mortgages, deeds of trust and deeds to secure debt are not prior to liens for real estate taxes and assessments and other charges imposed under governmental police powers. Priority between mortgages, deeds of trust and deeds to secure debt and other encumbrances depends on their terms in some

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cases and generally on the order of recordation of the mortgage, deed of trust or the deed to secure debt in the appropriate recording office.

      The Mortgages that encumber Multifamily Properties and Commercial Properties will contain an assignment of rents and leases, pursuant to which the Mortgagor assigns to the lender the Mortgagor's right, title and interest as landlord under each lease and the income derived therefrom, while retaining a revocable license to collect the rents for so long as there is no default. If the Mortgagor defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

      MANUFACTURED HOME CONTRACTS. Under the laws of most states, manufactured housing constitutes personal property and is subject to the motor vehicle registration laws of the state or other jurisdiction in which the unit is located. In a few states, where certificates of title are not required for manufactured homes, security interests are perfected by the filing of a financing statement under Article 9 of the UCC which has been adopted by the majority of states. Such financing statements are effective for five years and must be renewed at the end of each five years. The certificate of title laws adopted by the majority of states provide that ownership of motor vehicles and manufactured housing shall be evidenced by a certificate of title issued by the motor vehicles department (or a similar entity) of such state. In the states that have enacted certificate of title laws, a security interest in a unit of manufactured housing, so long as it is not attached to land in so permanent a fashion as to become a fixture, is generally perfected by the recording of such interest on the certificate of title to the unit in the appropriate motor vehicle registration office or by delivery of the required documents and payment of a fee to such office, depending on state law.

      The Servicer will be required under the related Pooling and Servicing Agreement to effect such notation or delivery of the required documents and fees, and to obtain possession of the certificate of title, as appropriate under the laws of the state in which any Manufactured Home is registered. In the event the Servicer fails, due to clerical errors or otherwise, to effect such notation or delivery, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), the Trustee may not have a first priority security interest in the Manufactured Home securing a Contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention by the borrowers to move them, courts in many states have held that manufactured homes may, under certain circumstances, become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the holder of the security interest must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Generally, Manufactured Home Contracts will contain provisions prohibiting the obligor from permanently attaching the Manufactured Home to its site. So long as the obligor does not violate this agreement, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the Manufactured Home. If, however, a Manufactured Home is permanently attached to its site, other parties could obtain an interest in the Manufactured Home that is prior to the security interest originally retained by the Depositor.

      The Depositor will assign or cause to be assigned a security interest in the Manufactured Homes to the Trustee, on behalf of the Certificateholders. Unless otherwise specified in the related Prospectus Supplement, neither the Depositor, the Servicer nor the Trustee will amend the certificates of title to identify the Trustee, on behalf of the Certificateholders, as the new secured party and, accordingly, the Depositor will continue to be named as the secured party on the certificates of title relating to the Manufactured Homes. In most states, such assignment is an effective conveyance of such security interest without amendment of any lien noted on the related certificate of title and the new secured party succeeds to the Depositor's rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, such assignment of the security interest might not be held effective against creditors of the Depositor.

      In the absence of fraud, forgery or permanent affixation of the Manufactured Home to its site by the Manufactured Home owner, or administrative error by state recording officials, the notation of the lien of the Depositor on the certificate of title or delivery of the required documents and fees will be sufficient to protect the Trustee against the rights of subsequent purchasers of a Manufactured Home or subsequent lenders who take a security interest in the Manufactured Home. If there are any Manufactured Homes as to which the Depositor has failed to perfect or cause to be perfected the security interest assigned to the Trust Fund, such security interest would be subordinate to, among others, subsequent purchasers for value of Manufactured Homes and holders of perfected security interests. There also exists a risk in not identifying the Trustee, on behalf of the Certificateholders, as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the Trustee could be released.

      In the event that the owner of a Manufactured Home moves it to a state other than the state in which such Manufactured Home initially is registered, under the laws of most states the perfected security interest in the Manufactured Home would continue for four months after such relocation and thereafter until the owner re-registers the Manufactured Home in such state. If the owner were to relocate a Manufactured Home to another state and re-register the Manufactured Home in such state, and if the Depositor did not take steps to re-perfect its security interest in such state, the security interest in the Manufactured Home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a Manufactured Home; accordingly, the Depositor must surrender possession if it holds the certificate of title to such Manufactured Home or, in the case of Manufactured Homes registered in states that provide for notation of lien, the Depositor would receive notice of surrender if the security interest in the Manufactured Home is noted

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on the certificate of title. Accordingly, the Depositor would have the opportunity to re-perfect its security interest in the Manufactured Home in the state of relocation. In states that do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection. Similarly, when an obligor under a manufactured housing conditional sales contract sells a manufactured home, the obligee must surrender possession of the certificate of title or it will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the related manufactured housing conditional sales contract before release of the lien. Under each related Pooling and Servicing Agreement, the Servicer will be obligated to take such steps, at the Servicer's expense, as are necessary to maintain perfection of security interests in the Manufactured Homes.

      Under the laws of most states, liens for repairs performed on a Manufactured Home take priority even over a perfected security interest. The Depositor will represent that it has no knowledge of any such liens with respect to any Manufactured Home securing a Manufactured Home Contract. However, such liens could arise at any time during the term of a Contract. No notice will be given to the Trustee or Certificateholders in the event such a lien arises.

      THE HOME IMPROVEMENT CONTRACTS. The Home Improvement Contracts, other than those Home Improvement Contracts that are unsecured or secured by mortgages on real estate (such Home Improvement Contracts are hereinafter referred to in this section as "contracts") generally are "chattel paper" or constitute "purchase money security interests" each as defined in the UCC. Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related agreement, the Depositor will transfer physical possession of the contracts to the Trustee or a designated custodian or may retain possession of the contracts as custodian for the Trustee. In addition, the Depositor will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the Trustee's ownership of the contracts. Unless otherwise specified in the related Prospectus Supplement, the contracts will not be stamped or otherwise marked to reflect their assignment from the Depositor to the Trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of such assignment, the Trustee's interest in the contracts could be defeated.

      The contracts that are secured by the home improvements financed thereby grant to the originator of such contracts a purchase money security interest in such home improvements to secure all or part of the purchase price of such home improvements and related services. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Such purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of such collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in such home improvement must generally be perfected by a timely fixture filing. In general, under the UCC, a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home Improvement Contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose such characterization, upon incorporation of such materials into the related property, will not be secured by a purchase money security interest in the home improvement being financed.

      So long as the home improvement has not become subject to the real estate law, a creditor can repossess a home improvement securing a contract by voluntary surrender, "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days or more depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states restrict repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the related property so that the debtor may redeem it at or before such resale.

      Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments and in many cases the defaulting borrower would have no assets with which to pay a judgment.

      Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equity principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

FORECLOSURE ON MORTGAGES

      Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available remedies under the mortgage. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties defendant. Judicial foreclosure proceedings are often not contested by any of the parties defendant. However, when the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time-consuming. After the completion of a judicial foreclosure, the court would issue a judgment of foreclosure and would generally appoint a referee or other court officer to conduct the sale of the property.

      Foreclosure of a deed of trust or a deed to secure debt is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust or deed to secure debt which authorizes the sale of the property to a third party upon any default by the borrower under the terms of the note, deed of trust or deed to secure debt. In some states,

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prior to such sale, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, prior to such sale, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lienholders. In some states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligations, including attorney's and trustee's fees to the extent allowed by applicable law. Certain states may require notices of sale to be published periodically for a proscribed period in a specified manner prior to the date of the trustee's sale. Generally, state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

      In case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is often a public sale. Because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, a third party may be unwilling to purchase the property at a foreclosure sale. Until recently, potential buyers were confronted with the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company. The court in Durrett held that even a non-collusive, regularly conducted foreclosure sale was a fraudulent transfer under section 67d of the former Bankruptcy Act (section 548 of the current United States Bankruptcy Code) and, therefore, could be rescinded in favor of the bankrupt's estate, if (i) the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition, and (ii) the price paid for the foreclosed property did not represent "fair consideration" ("reasonably equivalent value" under the United States Bankruptcy
Code). However, on May 23, 1994, Durrett was effectively overruled by the United States Supreme Court in BFP v. Resolution Trust Corporation, as Receiver for Imperial Federal Savings and Loan Association, et al., in which the Court held that "'reasonably equivalent value', for foreclosed property, is the price in fact received at the foreclosure sale, so long as all the requirements of the State's foreclosure law have been complied with".

      For these reasons, it is common for the lender to purchase the property from the trustee, referee or other court officer for an amount equal to the principal amount of the indebtedness secured by the mortgage or deed of trust, accrued and unpaid interest and the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses, including attorneys' and trustee's fees, which may be recovered by a lender. In some states there is a statutory minimum purchase price which the lender may offer for the property. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including the obligation to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.

      A second mortgagee may not foreclose on the property securing a second mortgage unless it forecloses subject to the first mortgage, in which case it must either pay the entire amount due on the first mortgage to the first mortgagee prior to or at the time of the foreclosure sale or undertake the obligation to make payments on the first mortgage in the event the mortgagor is in default thereunder, in either event adding the amounts expended to the balance due on the second loan, and may be subrogated to the rights of the first mortgagee. In addition, in the event that the foreclosure of a second mortgage triggers the enforcement of a "due-on-sale" clause, the second mortgagee may be required to pay the full amount of the first mortgage to the first mortgagee. Accordingly, with respect to those Mortgage Loans which are second mortgage loans, if the lender purchases the property, the lender's title will be subject to all senior liens and claims and certain governmental liens.

      The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage or deed of trust under which the sale was conducted. Any remaining proceeds are generally payable to the holders of junior mortgages or deeds of trust and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the mortgagor or trustor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgagee or may require the institution of separate legal proceedings.

      Under the REMIC provisions of the Code and the Pooling and Servicing Agreement with respect to a series of Certificates, the Servicer may be required to hire an independent contractor to operate any REO Property. The costs of such operation may be significantly greater than the cost of direct operation by the Servicer.

      Some states impose prohibitions or limitations on remedies available to the mortgagee, including the right to recover the debt from the mortgagor. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" herein.

      In certain jurisdictions, real property transfer or recording taxes or fees may be imposed on the REMIC with respect to its acquisition (by foreclosure or otherwise) and disposition of REO Property, and any such taxes or fees imposed may reduce Liquidation Proceeds with respect to such REO Property, as well as distributions payable to the Certificateholders.

REPOSSESSION WITH RESPECT TO MANUFACTURED HOME CONTRACTS

      Repossession of manufactured housing is governed by state law. A few states have enacted legislation that requires that the debtor be given an opportunity to cure its default (typically 30 days to bring the account current) before repossession can commence. So long as a manufactured home has not become so attached to real estate that it would be treated as a part of the real estate under the law of the state where it is located, repossession of such home in the event of a default by the

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obligor will generally be governed by the UCC (except in Louisiana). Article 9 of the UCC provides the statutory framework for the repossession of manufactured housing. While the UCC as adopted by the various states may vary in certain small particulars, the general repossession procedure established by the UCC is as follows:

                (i) Except in those states where the debtor must receive notice of the right to cure a default, repossession can commence immediately upon default without prior notice. Repossession may be effected either through self-help (peaceable retaking without court order), voluntary repossession or through judicial process (repossession pursuant to court-issued writ of replevin). The self-help and/or voluntary repossession methods are more commonly employed, and are accomplished simply by retaking possession of the manufactured home. In cases in which the debtor objects or raises a defense to repossession, a court order must be obtained from the appropriate state court, and the manufactured home must then be repossessed in accordance with that order. Whether the method employed is self-help, voluntary repossession or judicial repossession, the repossession can be accomplished either by an actual physical removal of the manufactured home to a secure location for refurbishment and resale or by removing the occupants and their belongings from the manufactured home and maintaining possession of the manufactured home on the location where the occupants were residing. Various factors may affect whether the manufactured home is physically removed or left on location, such as the nature and term of the lease of the site on which it is located and the condition of the unit. In many cases, leaving the manufactured home on location is preferable, in the event that the home is already set up, because the expenses of retaking and redelivery will be saved. However, in those cases where the home is left on location, expenses for site rentals will usually be incurred.

               (ii) Once repossession has been achieved, preparation for the subsequent disposition of the manufactured home can commence. The disposition may be by public or private sale provided the method, manner, time, place and terms of the sale are commercially reasonable.

              (iii) Sale proceeds are to be applied first to repossession expenses (expenses incurred in retaking, storage, preparing for sale to include refurbishing costs and selling) and then to satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, the remainder may be sought from the debtor in the form of a deficiency judgement in those states that do not prohibit or limit such judgments. The deficiency judgment is a personal judgment against the debtor for the shortfall. Occasionally, after resale of a manufactured home and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the party suing for the deficiency judgment to remit the surplus to the debtor. Because the defaulting owner of a manufactured home generally has very little capital or income available following repossession, a deficiency judgment may not be sought in many cases or, if obtained, will be settled at a significant discount in light of the defaulting owner's strained financial condition.

SECOND MORTGAGES

      Some of the Mortgage Loans may be secured by second mortgages or deeds of trust, which are junior to first mortgages or deeds of trust held by other lenders. The rights of the Certificateholders as the holders of a junior deed of trust or a junior mortgage are subordinate in lien and in payment to those of the holder of the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive and apply hazard insurance and condemnation proceeds and, upon default of the mortgagor, to cause a foreclosure on the property. Upon completion of the foreclosure proceedings by the holder of the senior mortgage or the sale pursuant to the deed of trust, the junior mortgagee's or junior beneficiary's lien will be extinguished unless the junior lienholder satisfies the defaulted senior loan or asserts its subordinate interest in a property in foreclosure proceedings. See "--Foreclosure" herein.

      Furthermore, the terms of the second mortgage or deed of trust are subordinate to the terms of the first mortgage or deed of trust. In the event of a conflict between the terms of the first mortgage or deed of trust and the second mortgage or deed of trust, the terms of the first mortgage or deed of trust will govern generally. Upon a failure of the mortgagor or trustor to perform any of its obligations, the senior mortgagee or beneficiary, subject to the terms of the senior mortgage or deed of trust, may have the right to perform the obligation itself. Generally, all sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust. To the extent a first mortgagee expends such sums, such sums will generally have priority over all sums due under the second mortgage.

RIGHTS OF REDEMPTION

      SINGLE FAMILY, MULTIFAMILY AND COMMERCIAL PROPERTIES. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired.

      MANUFACTURED HOMES. While state laws do not usually require notice to be given to debtors prior to repossession, many states do require delivery of a notice of default and of the debtor's right to cure defaults before repossession. The law in most states also requires that the debtor be given notice of sale prior to the resale of the home so that the owner may redeem at or before resale. In addition, the sale must comply with the requirements of the UCC.

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ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

      SINGLE FAMILY, MULTIFAMILY AND COMMERCIAL PROPERTIES. Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

      In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through its Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court provided no sale of the residence had yet occurred prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

      Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have suggested that such modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan.

      In the case of income-producing Multifamily Properties and Commercial Properties, federal bankruptcy law may also have the effect of interfering with or affecting the ability of the secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. Under Section 362 of the Bankruptcy Code, the lender will be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents.

      The Code provides priority to certain tax liens over the lien of the mortgage or deed of trust. In addition, substantive requirements are imposed upon lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the applicable laws. In some cases, this liability may affect assignees of the Mortgage Loans. In particular, failure to comply with certain requirements of the Federal Truth-in-Lending Act, as implemented by Regulation Z, could jeopardize the enforceability of the Mortgage Loans and subject both the originators and the assignees of such obligations to monetary penalties.

      MANUFACTURED HOME CONTRACTS. In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a lender to realize upon collateral and/or enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a lender from repossessing a home, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the home at the time of bankruptcy (as determined by the court), leaving the party providing financing as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

ENFORCEABILITY OF CERTAIN PROVISIONS

      SINGLE FAMILY, MULTIFAMILY AND COMMERCIAL PROPERTIES. All of the Single Family, Multifamily and Commercial Loans will include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary default of the borrower, after the applicable cure period. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. However, courts of any state, exercising equity jurisdiction, may refuse to allow a lender to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust and the circumstances would render the acceleration unconscionable.

      Some courts have imposed general equitable principles to limit the remedies available in connection with

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foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. For example, some courts have required that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lenders' judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lenders to foreclose if the default under the mortgage instrument or deed of trust is not monetary, such as the borrower's failure to maintain adequately the property or the borrower's execution of a second mortgage or deed of trust affecting the property. Finally, some courts have been willing to relieve a borrower from the consequences of the default if the borrower has not received adequate notice of the default.

      All of the Mortgage Loans will contain "due-on-sale" clauses. These clauses permit the lender to accelerate the maturity of the loan if the borrower sells, transfers or conveys the property. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses was limited or denied. However, the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. The Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

      Exempted from the general rule of enforceability of due-on-sale clauses are mortgage loans (originated other than by federal savings and loan associations and federal savings banks) that were made or assumed during the period beginning on the date a state, by statute or final appellate court decision having statewide effect, prohibited the exercise of due-on-sale clauses and ending on October 15, 1982 ("Window Period Loans"). However, the exception applies only to transfers of property underlying Window Period Loans occurring between October 15, 1982 and October 15, 1985 and does not restrict enforcement of a due-on-sale clause in connection with current transfers of property underlying Window Period Loans unless the property underlying such Window Period Loan is located in one of the five "window period states" identified below. Due-on-sale clauses contained in mortgage loans originated by federal savings and loan associations or federal savings banks are fully enforceable pursuant to regulations of the Office of Thrift Supervision, successor to the Federal Home Loan Bank Board, which preempt state law restrictions on the enforcement of due-on-sale clauses.

      With the expiration of the exemption for Window Period Loans on October 15, 1985, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period", which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. The Federal Home Loan Mortgage Corporation ("FHLMC") has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states", five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of Window Period Loans.

      The inability to enforce a due-on-sale clause may result in a Mortgage Loan bearing an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, which may have an impact upon the average life of the Mortgage Loans and the number of Mortgage Loans which may be outstanding until maturity.

      MANUFACTURED HOMES. Generally, manufactured housing contracts contain provisions prohibiting the sale or transfer of the related manufactured homes without the consent of the obligee on the contract and permitting the acceleration of the maturity of such contracts by the obligee on the contract upon any such sale or transfer that is not consented to. Unless otherwise provided in the related Prospectus Supplement, the Servicer will, to the extent it has knowledge of such conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of the related Contracts through enforcement of due-on-sale clauses, subject to applicable state law. In certain cases, the transfer may be made by a delinquent obligor in order to avoid a repossession proceeding with respect to a Manufactured Home.

      In the case of a transfer of a Manufactured Home as to which the Servicer desires to accelerate the maturity of the related Contract, the Servicer's ability to do so will depend on the enforceability under state law of the due-on-sale clause. The Garn-St. Germain Act preempts, subject to certain exceptions and conditions, state laws prohibiting enforcement of due-on-sale clauses applicable to the Manufactured Homes. Consequently, in some cases the Servicer may be prohibited from enforcing a due-on-sale clause in respect of certain Manufactured Homes.

LEASES AND RENTS

      Mortgages that encumber income-producing property often contain an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. In the event of borrower default, the amount of rent the lender is able to collect from the tenants can significantly affect the value of the lender's security interest.

SUBORDINATE FINANCING


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      When the mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor (as junior loans often do) and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent an existing junior lender is harmed or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

APPLICABILITY OF USURY LAWS

      Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges. Title V also provides that, subject to conditions (among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of or foreclosure with respect to the related unit), state usury limitations shall not apply to any loan that is secured by a first lien on certain kinds of manufactured housing. In any state in which application of Title V was expressly rejected or a provision limiting discount points or other charges has been adopted, no Contract which imposes finance charges or provides for discount points or charges in excess of permitted levels has been included in the Trust Fund.

      In the Pooling and Servicing Agreement, the Depositor represents and warrants that each Mortgage Loan was originated in compliance with applicable state law, including usury laws, in all material respects.

CONSUMER PROTECTION LAWS WITH RESPECT TO CONTRACTS

      Numerous federal and state consumer protection laws impose substantial requirements upon creditors involved in consumer finance. These laws include the Federal Truth-in-Lending Act, Regulation "Z", the Equal Credit Opportunity Act, Regulation "B", the Fair Credit Reporting Act, the Real Estate Settlement Procedures Act and related statutes. These laws can impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability may affect an assignee's ability to enforce a contract. In particular, failure to comply with certain requirements of the Federal Truth-in-Lending Act, as implemented by Regulation Z, could result in obligors' rescinding the contracts against either originators or assignees, and subject both originators and assignees of such obligations to monetary penalties.

      Contracts and other forms of mortgages often contain provisions obligating the obligor to pay late charges if payments are not timely made. In addition to limitations imposed by the FHA with respect to Title 1 Loans, in certain cases, federal and state law may specifically limit the amount of late charges that may be collected. Unless otherwise provided in the related Prospectus Supplement, under the related Pooling and Servicing Agreement, late charges will be retained by the Servicer as additional servicing compensation, and any inability to collect these amounts will not affect payments to Certificateholders.

      Courts have imposed general equitable principles upon repossession and litigation involving deficiency balances. These equitable principles are generally designed to relieve a consumer from the legal consequences of a default.

      In several cases, consumers have asserted that the remedies provided to secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. For the most part, courts have upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor does not involve sufficient state action to afford constitutional protection to consumers.

      The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission (the "FTC Rule") has the effect of subjecting a seller of goods and certain related creditors and their assignees in a consumer credit transaction to all claims and defenses which the debtor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by the obligor under the contract, and the assignee of the contract may also be unable to collect amounts still due thereunder. It is likely that the majority of the Contracts in a Trust Fund will be subject to the requirements of the FTC Rule. Accordingly, the Trust Fund, as assignee of the Contracts, will be subject to any claims or defenses that the obligor under the Contract may assert against the seller of goods, subject to a maximum liability equal to the amounts paid by the obligor on the Contract.

ENVIRONMENTAL LEGISLATION

      Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the

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state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien will generally have priority over all subsequent liens on the property and, in certain of these states, will have priority over prior recorded liens including the lien of a mortgage. In addition, under federal environmental legislation and possibly under state law in a number of states, a secured party which takes a deed-in-lieu of foreclosure or acquires a mortgaged property at a foreclosure sale or otherwise is deemed an "owner" or "operator" of the property may be liable for the costs of cleaning up a contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a secured lender (such as a Trust Fund).

FORMALDEHYDE LITIGATION WITH RESPECT TO MANUFACTURED HOME CONTRACTS

      A number of lawsuits are pending in the United States alleging personal injury from exposure to the chemical formaldehyde, which is present in many building materials, including such components of manufactured housing as plywood flooring and wall paneling. Some of these lawsuits are pending against manufacturers of manufactured housing, suppliers of component parts and related persons in the distribution process. The Depositor is aware of a limited number of cases in which plaintiffs have won judgments in these lawsuits.

      Under the FTC Rule, the holder of any Manufactured Home Contract secured by a Manufactured Home with respect to which a formaldehyde claim has been successfully asserted may be liable to the obligor for the amount paid by the obligor on the related Manufactured Home Contract and may be unable to collect amounts still due under the Manufactured Home Contract. In the event an obligor is successful in asserting such a claim, the related Certificateholders could suffer a loss if (i) the Depositor fails or cannot be required to repurchase the affected Manufactured Home Contract for a breach of representation and warranty and (ii) the Servicer or the Trustee were unsuccessful in asserting any claim of contribution or subrogation on behalf of the Certificateholders against the manufacturer or other persons who were directly liable to the plaintiff for the damages. Typical products liability insurance policies held by manufacturers and component suppliers of manufactured homes may not cover liabilities arising from formaldehyde in manufactured housing, with the result that recoveries from such manufacturers, suppliers or other persons may be limited to their corporate assets without the benefit of insurance.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT

      Application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), would adversely affect, for an indeterminate period of time, the ability of the Servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfall in interest collections resulting from the application of the Relief Act or similar legislation, which would not be recoverable from the related Mortgage Loans, would result in a reduction of the amounts distributable to the holders of the Offered Certificates of any series, but, as described in the related Prospectus Supplement, may be covered by Credit Support. In addition, the Relief Act imposes limitations that would impair the ability of the Servicer to foreclose on an affected Mortgage Loan or enforce rights under a Contract during the Mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation applies to any Mortgage Loan which goes into default there may be delays in payment on the Certificates in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the Mortgage Loans resulting from similar legislation or regulations may result in delays in payments or losses to Certificateholders in the event that the Credit Support, if any, has been exhausted or is no longer in effect or does not cover such shortfall.

INSTALLMENT CONTRACTS

      The Mortgage Pool may also consist of installment sales contracts. Under an installment sales contract ("Installment Contract") the seller (hereinafter referred to in this section as the "lender") retains legal title to the property and enters into an agreement with the purchaser (hereinafter referred to in this section as the "borrower") for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the borrower of the Installment Contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the Installment Contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

      The method of enforcing the rights of the lender under an Installment Contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to its terms. The terms of Installment Contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated and the buyer's equitable interest in the property is forfeited. The lender in such a situation is not required to foreclose in order to obtain title to the property, although in some cases a quiet title action is pursued if the borrower has filed the Installment Contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an Installment Contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under Installment Contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the Installment Contract may be reinstated upon full payment of the defaulted amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an Installment Contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally the lender's procedures for obtaining possession and clear title under an Installment Contract in a given state are simpler and less time consuming and costly than are the procedures for foreclosing

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and obtaining clear title to a property subject to one or more liens.


                      CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

      The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of the Certificates offered hereunder. This discussion is directed solely to Certificateholders that hold the Certificates as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code") and it does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the Certificates. See "State and Other Tax Consequences". Certificateholders are advised to consult their own tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the Certificates offered hereunder.

      The following discussion addresses certificates ("REMIC Certificates") representing interests in a Trust Fund, or a portion thereof, which the Trustee will covenant to elect to have treated as a real estate mortgage investment conduit ("REMIC") under Sections 860A through 860G (the "REMIC Provisions") of the Code. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust Fund and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. If a REMIC election will not be made for a Trust Fund, the federal income tax consequences of the purchase, ownership and disposition of the related Certificates will be set forth in the related Prospectus Supplement. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

      The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICS

CLASSIFICATION OF REMICS

      Upon the issuance of each series of REMIC Certificates, Thacher Proffitt & Wood, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the related Trust Fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of "regular interests" ("REMIC Regular Certificates") or "residual interests" ("REMIC Residual Certificates") in that REMIC within the meaning of the REMIC Provisions.

      If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The Pooling and Servicing Agreement with respect to each REMIC will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust Fund as a REMIC will be terminated.

CHARACTERIZATION OF INVESTMENTS IN REMIC CERTIFICATES

      In general, unless otherwise provided in the related Prospectus Supplement, the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as

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



"real estate assets" within the meaning of Section 856(c)(4)(A) of the Code. In addition, the REMIC Regular Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The Servicer will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

      The assets of the REMIC will include, in addition to Mortgage Loans, payments on Mortgage Loans held pending distribution on the REMIC Certificates and property acquired by foreclosure held pending sale and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the Mortgage Loans, or whether such assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the Mortgage Loans for purposes of all of the foregoing sections. In addition, in some instances the Mortgage Loans may not be treated entirely as assets described in the foregoing sections. If so, the related Prospectus Supplement will describe the Mortgage Loans that may not be so treated. The REMIC Regulations do provide, however, that payments on Mortgage Loans held pending distribution are considered part of the Mortgage Loans for purposes of
Section 856(c)(4)(A) of the Code. Furthermore, foreclosure property will qualify as "real estate assets" under Section 856(c)(4)(A) of the Code.

TIERED REMIC STRUCTURES

      For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC Certificates, Thacher Proffitt & Wood, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

      Solely for purposes of determining whether the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans...secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one REMIC.

TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

GENERAL

      Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

ORIGINAL ISSUE DISCOUNT

      Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to such income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount.
Regulations have not been issued under that section.

      The Code requires that a prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report accompanying the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption (the "Prepayment Assumption") used in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Depositor, the Servicer nor the Trustee will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

      The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated

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interest". "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, or at a "qualified floating rate", an "objective rate" a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate", or a combination of "qualified floating rates" or at an "objective rate" that does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

      In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Certificates in preparing information returns to the Certificateholders and the Internal Revenue Service (the "IRS").

      Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined below) for original issue discount is each monthly period that ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period", some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

      In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns provided to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that the portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

      Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average life. For this purpose, the weighted average life of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount" for a description of such election under the OID Regulations.

      If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

      As to each "accrual period," that is, unless otherwise stated in the related Prospectus Supplement, each period that ends on a date that corresponds to a Distribution Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of
(i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (B) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated
(i) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption and (ii) using a discount rate equal to the original yield to maturity of the Certificate. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

      A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of the REMIC Regular Certificate's "adjusted issue price", in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

MARKET DISCOUNT

      A Certificateholder that purchases a REMIC Regular Certificate at a market discount, that is, in the case of a REMIC Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize gain upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Taxation of Owners of REMIC Regular Certificates--Premium" below. Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest may not be revoked without the consent of the IRS.

      However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" above. Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

      Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

      To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

      Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or

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



carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

PREMIUM

      A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount" above. The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

REALIZED LOSSES

      Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more realized losses on the Mortgage Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under
Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

      Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans or the underlying Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that as the result of a realized loss ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

GENERAL

      As residual interests, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Loans or as debt instruments issued by the REMIC.

      A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts so allocated will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income of or allowed as a loss to any REMIC Residual Certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

      A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily share of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise to reduce (or increase) the income of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined below) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

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



      Any payments received by a holder of a REMIC Residual Certificate in connection with the acquisition of such REMIC Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

      The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return and may cause such after-tax rate of return to be negative.

TAXABLE INCOME OF THE REMIC

      The taxable income of the REMIC will equal the income from the Mortgage Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by any premium on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Loans, bad debt losses with respect to the Mortgage Loans and, except as described below, servicing, administrative and other expenses.

      For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC Certificates (or, if a class of REMIC Certificates is not sold initially, their fair market values). Such aggregate basis will be allocated among the Mortgage Loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." The issue price of a REMIC Certificate received in exchange for an interest in the Mortgage Loans or other property will equal the fair market value of such interests in the Mortgage Loans or other property. Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the Trustee may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Loans and other property held by the REMIC.

      Subject to possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC Regular Certificates (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant yield basis. See "--Taxation of Owners of REMIC Regular Certificates" above, which describes a method for accruing such discount income that is analogous to that required to be used by a REMIC as to Mortgage Loans with market discount that it holds.

      A Mortgage Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described above, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption. Further, such an election would not apply to any Mortgage Loan originated on or before September 27, 1985. Instead, premium on such a Mortgage Loan should be allocated among the principal payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of such Mortgage Loan.

      A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

      If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue

Discount."

      As a general rule, the taxable income of the REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions and Other Possible REMIC Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of Section 67 of the Code. See "--Possible Pass-Through of Miscellaneous Itemized Deductions" below. If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

BASIS RULES, NET LOSSES AND DISTRIBUTIONS

      The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the REMIC Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such REMIC Residual Certificateholder.

      A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which REMIC Residual Certificateholders should consult their tax advisors.

      Any distribution on a REMIC Residual Certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of the taxable income of the REMIC. However, such bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

      The effect of these rules is that a REMIC Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "Sales of REMIC Certificates" below. For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such REMIC Residual Certificateholder and the adjusted basis such REMIC Residual Certificate would have had in the hands of an original holder, see "--Taxation of Owners of REMIC Residual Certificates--General" above.

EXCESS INCLUSIONS

      Any "excess inclusions" with respect to a REMIC Residual Certificate will be subject to federal income tax in all events.

      In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the sum of the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long term Federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

      For REMIC Residual Certificateholders, excess inclusions (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise

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tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "--Foreign Investors in REMIC Certificates" below. Furthermore, for purposes of the alternative minimum tax,
(i) excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction and (ii) alternative minimum taxable income may not be less than the taxpayer's excess inclusions. The latter rule has the effect of preventing nonrefundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

      In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

NONECONOMIC REMIC RESIDUAL CERTIFICATES

      Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax". If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required qualified liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute "noneconomic" residual interests will be subject to certain restrictions under the terms of the related Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor is also required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

      The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "--Foreign Investors in REMIC Certificates--REMIC Residual Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

MARK-TO-MARKET RULES

      On December 24, 1996, the IRS released final regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a REMIC Residual Certificate acquired on or after January 4, 1995 is not treated as a security and thus may not be marked to market. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.

POSSIBLE PASS-THROUGH OF MISCELLANEOUS ITEMIZED DEDUCTIONS

      Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

      With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder

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and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of Servicing Fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should carefully consult with their own tax advisors prior to making an investment in such Certificates.

SALES OF REMIC CERTIFICATES

      If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under "--Taxation of Owners of REMIC Residual Certificates--Basis Rules, Net Losses and Distributions." Except as provided below, any such gain or loss will be capital gain or loss, provided such REMIC Certificate is held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code.

      Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate assuming that income had accrued thereon at a rate equal to 110% of the "applicable Federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate based on the application of the Prepayment Assumption to such Certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such REMIC Certificate was held by such holder, reduced by any market discount included in income under the rules described above under "--Taxation of Owners of REMIC Regular Certificates--Market Discount" and "--Premium."

      REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

      A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

      Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

      Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires a REMIC Residual Certificate, or acquires any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.


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PROHIBITED TRANSACTIONS AND OTHER POSSIBLE REMIC TAXES

      The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (a "Prohibited Transactions Tax"). In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that the REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

      In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (a "Contributions Tax"). Each Pooling and Servicing Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

      REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

      Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

      Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Servicer or the Trustee in either case out of its own funds, provided that the Servicer or the Trustee, as the case may be, has sufficient assets to do so, and provided further that such tax arises out of a breach of the Servicer's or the Trustee's obligations, as the case may be, under the related Pooling and Servicing Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by the Servicer or the Trustee will be charged against the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

TAX AND RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES TO CERTAIN ORGANIZATIONS

      If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required qualified liquidation provided for in the REMIC's organizational documents. Such a tax would be generally imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in the related Pooling and Servicing Agreement, and will be discussed more fully in any Prospectus Supplement relating to the offering of any REMIC Residual Certificate.

      In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalty of perjury that such social security number is that of the record holder or (ii) a statement under penalty of perjury that such record holder is not a disqualified organization.

      For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (not including instrumentalities described in Section 168(h)(2)(D) of the Code or the Federal Home Loan Mortgage Corporation), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In

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addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity for taxable years beginning after December 31, 1997, notwithstanding the preceding two sentences, in the case of a REMIC Residual Certificate held by an "electing large partnership", all interests in such partnership shall be treated as held by disqualified organizations (without regard to whether the record holders of the partnership furnish statements described in the preceding sentence) and the amount that is subject to tax under the second preceding sentence is excluded from the gross income of the partnership allocated to the partners (in lieu of allocating to the partners a deduction for such tax paid by the partners).

TERMINATION

      A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the REMIC Residual Certificateholder's adjusted basis in such REMIC Residual Certificate, such REMIC Residual Certificateholder should (but may not) be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss.

REPORTING AND OTHER ADMINISTRATIVE MATTERS

      Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the Servicer, which generally will hold at least a nominal amount of REMIC Residual Certificates, will file REMIC federal income tax returns on behalf of the related REMIC, will be designated as and will act as the "tax matters person" with respect to the REMIC in all respects.

      As the tax matters person, the Servicer will, subject to certain notice requirements and various restrictions and limitations, generally have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders will generally be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the Trustee, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

      Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

      As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the Servicer will not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount."

      The responsibility for complying with the foregoing reporting rules will be borne by the Trustee, unless otherwise stated in the related Prospectus Supplement.

BACKUP WITHHOLDING WITH RESPECT TO REMIC CERTIFICATES

      Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a

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recipient of payments that is required to supply information but that does not do so in the proper manner.

      The Treasury Department recently issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

FOREIGN INVESTORS IN REMIC CERTIFICATES

      A REMIC Regular Certificateholder that is not a "United States person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not, unless otherwise disclosed in the related Prospectus Supplement, be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States person and providing the name and address of such Certificateholder). For these purposes, "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust to the extent prescribed in regulations by the Secretary of the Treasury, which regulations have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 19, 1996, may elect to continue to be treated as a United States person notwithstanding the previous sentence. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the related REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

      In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

      Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

      Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States Persons will be prohibited under the related Pooling and Servicing Agreement.

                         STATE AND OTHER TAX CONSEQUENCES

      In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences". Prospective investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Certificates offered hereunder. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Certificates offered hereunder.

                               ERISA CONSIDERATIONS

GENERAL

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA or Section 4975 of the Code ("Plans") and on persons who are fiduciaries with respect to such Plans in connection with the investment of Plan assets. Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Offered Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

      ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, ERISA and the Code prohibit a broad range of transactions involving assets of a Plan and persons ("Parties in Interest") who have certain specified relationships to the Plan unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to
Section 4975 of the Code, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in Section 406 of ERISA and Section 4975 of the Code.

PLAN ASSET REGULATIONS

      A Plan's investment in Certificates may cause the Trust Assets to be deemed Plan assets. Section 2510.3-101 of the regulations of the United States Department of Labor ("DOL") provides that when Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable to this discussion apply, or unless the equity participation in the entity by "benefit plan investors" (i.e., Plans and certain employee benefit plans not subject to ERISA) is not "significant", both as defined therein. For this purpose, in general, equity participation by benefit plan investors will be "significant" on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. Equity participation in a Trust Fund will be significant on any date if immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors.

      Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Trust Assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as the Servicer or any Sub-Servicer, may be deemed to be a Plan "fiduciary" and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code with respect to the Trust Assets. In addition, if the Trust Assets constitute Plan assets, the purchase of Certificates by a Plan, as well as the operation of the Trust Fund, may constitute or involve a prohibited transaction under ERISA and the Code.

PROHIBITED TRANSACTION EXEMPTIONS

      The DOL has issued an administrative exemption, Prohibited Transaction Class Exemption 83-1 ("PTCE 83-1"), which generally exempts from the prohibited transaction provisions of Section 406(a) of ERISA, and from the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(A) through (D) of the Code, certain transactions involving residential mortgage pool investment trusts relating to the purchase, sale and holding of certificates in the initial issuance of certificates and the servicing and operation of "mortgage pools" (as defined below). PTCE 83-1 permits, subject to certain general and specific conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans, related to the servicing and operation of mortgage pools (other than pools including Multifamily Loans and Contracts) and the acquisition and holding of certain mortgage pool pass-through certificates representing interests in such mortgage pools by Plans, whether or not the Plan's assets would be deemed to include an ownership interest in the mortgage loans in the mortgage pool. PTCE 83-1 does not provide an exemption for Certificates subordinate to other certificates of the same series and is not available for mortgage pools consisting of Multifamily Loans or Contracts.

      PTCE 83-1 defines the term "mortgage pool" as an investment pool the corpus of which (1) is held in trust; and (2) consists solely of (a) interest bearing obligations secured by either first or second mortgages or deeds of trust on one-to four-family, residential property; (b) property which had secured obligations and which has been acquired by foreclosure; and (c) undistributed cash. Whether or not a pool of assets constitutes a "mortgage pool" will depend on the assets to be securitized. Not all the assets securitized under this Prospectus will meet these requirements. If PTCE 83-1 may be applicable, the Prospectus Supplement for the series of Certificates will discuss the application of the exemption.

      PTCE 83-1 defines the term "mortgage pool pass-through certificate" as a "certificate representing a beneficial undivided fractional interest in a mortgage pool and entitling the holder of such certificate to pass-through payment of principal and interest from the pooled mortgage loans, less any fees retained by the pool sponsor". The Depositor has been advised that, for purposes of applying PTCE 83-1, the term "mortgage pool pass-through certificate" would include (i) Certificates representing interests in a Trust Fund consisting of Mortgage Loans issued in a series consisting of only a single class of Certificates; and (ii) Senior Certificates representing interests in a Trust Fund consisting of Mortgage Loans issued in a series in which there is only one class of Senior Certificates; provided that the Certificates described in clauses (i) and (ii) evidence the beneficial ownership of a specified portion of both future interest payments and future principal payments with respect to the Mortgage Loans.

      It is not clear whether all types of Certificates that may be offered hereunder would be "mortgage pass-through certificates" for purposes of applying PTCE 83-1, including, but not limited to, (a) a class of Certificates that evidences the beneficial ownership of interest payments only or principal payments only, disproportionate interest and principal payments, or nominal principal or interest payments, such as the Stripped Interest Certificates and Stripped Principal Certificates; or (b) Certificates in a series including classes of Certificates which differ as to timing, sequential order, rate or amount of distributions of principal or interest or both, or as to which distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula, or on the basis of collections from designated portions of the Mortgage Pool; or (c) Certificates evidencing an interest in a Trust Fund as to which two or more REMIC elections have been made; or (d) a series including other types of multiple classes. Accordingly, until further clarification by the DOL, Plans should not acquire or hold Certificates representing interests described in this paragraph in reliance upon the availability of PTCE 83-1 without first consulting with their counsel regarding the application of PTCE 83-1 to the proposed acquisition and holding of such Certificates.

      PTCE 83-1 sets forth three general conditions that must be satisfied for any transaction involving the purchase, sale and holding of "mortgage pool pass-through certificates" and the servicing and operation of the "mortgage pool" to be eligible for exemption: (1) the pool trustee must not be an affiliate of the pool sponsor; (2) a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying certificateholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgages, or the principal balance of the largest covered mortgage, must be maintained; and (3) the amount of the payment retained by the pool sponsor together with other funds inuring to its benefit must be limited to not more than adequate consideration for forming the mortgage pool plus reasonable compensation for services provided by the pool sponsor to the mortgage pool. PTCE 83-1 also imposes additional specific conditions for certain types of transactions involving an investing Plan and for situations in which the Parties in Interest are fiduciaries.

      If PTCE 83-1 may be applicable, the Prospectus Supplement for a series of Certificates will set forth whether the Trustee in respect of that series is affiliated with the Depositor. If the Credit Support for a series of Certificates constitutes a system of insurance or other protection within the meaning of PTCE 83-1 and is maintained in an amount not less than the greater of one percent of the aggregate principal balance of the Single Family Loans or the principal balance of the largest Single Family Loan, then the Depositor has been advised that the second general condition referred to above will be satisfied. It is not expected that the Depositor will receive total compensation for forming and providing services to the Mortgage Pools which will be more than adequate consideration. Each Plan fiduciary responsible for making the investment decision whether to acquire or hold Certificates must make its own determination as to whether (i) the Certificates constitute "mortgage pool pass-through certificates" for purposes of applying PTCE 83-1, (ii) the second and third general conditions will be satisfied, and (iii) the specific conditions, not discussed herein, of PTCE 83-1 have been satisfied.

      It should be noted that in promulgating PTCE 83-1 and its predecessor, the DOL did not have under its consideration certificates of the exact nature described herein. There are other class and individual prohibited transaction exemptions issued by the DOL that could apply to a Plan's acquisition or holding of Certificates. There can be no assurance that any of those exemptions will apply with respect to any particular Plan that acquires or holds Certificates or, even if all of the conditions specified therein were satisfied, that such exemption would apply to all transactions involving a Trust Fund. The applicable Prospectus Supplement under "ERISA Considerations" may contain additional information regarding the application of PTCE 83-1, or other prohibited transaction exemptions that may be available, with respect to the series offered thereby, or restrictions on a Plan's acquisition of Certificates.

      Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

                                 LEGAL INVESTMENT

      Unless otherwise specified in the related Prospectus Supplement, the Offered Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them.

      All depository institutions considering an investment in the Certificates should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Selection of Securities Dealers and Unsuitable Investment Practices (to the extent adopted by their respective regulators), setting forth, in relevant part, certain investment practices deemed to be unsuitable for an institution's investment portfolio, as well as guidelines for investing in certain types of mortgage related securities.

      The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying".

      There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Offered Certificates or to purchase Offered Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors.

                              METHOD OF DISTRIBUTION

      The Offered Certificates offered hereby and by the Supplements to this Prospectus will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Depositor from such sale. The Depositor intends that Offered Certificates will be offered through the following methods from time to time and that offerings may be made through more than one of these methods or that an offering of a particular series of Certificates may be made through a combination of two or more of these methods; such methods are as follows:

            1. by negotiated firm commitment or best efforts underwriting and public re-offering by underwriters;

            2. by placements by the Depositor with institutional investors through dealers; and

            3. by direct placements by the Depositor with institutional investors.

      In addition, if specified in the related Prospectus Supplement, a series of Certificates may be offered in whole or in part in exchange for the Mortgage Loans (and other assets, if applicable) that would comprise the Mortgage Pool in respect of such Certificates. If underwriters (each, an "Underwriter") are used in a sale of any Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor.

      The Offered Certificates may be distributed in a firm commitment underwriting subject to the terms and conditions of an underwriting agreement. In such event, the Prospectus Supplement may also specify that the underwriter will not be obligated to pay for any Offered Certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the Depositor. In connection with the sale of Offered Certificates, an underwriter may receive compensation from the Depositor or from purchasers of Offered Certificates in the form of discounts, concessions or commissions. The Prospectus Supplement will describe any such compensation paid by the Depositor.

      Alternatively, the Prospectus Supplement may specify that Offered Certificates will be distributed by the underwriter acting as agent or in some cases as principal with respect to Offered Certificates that they have previously purchased or agreed to purchase. If the underwriter acts as agent in the sale of Offered Certificates, the underwriter will receive a selling commission with respect to such Offered Certificates, depending on market conditions, expressed as a percentage of the aggregate Certificate Balance or notional amount of such Offered Certificates as of the Cut-off Date. The exact percentage for each series of Certificates will be disclosed in the related Prospectus Supplement. To the extent that the underwriter elects to purchase Offered Certificates as principal, the underwriter may realize losses or profits based upon the difference between its purchase price and the sales price. The Prospectus Supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such series.

      The related underwriting agreement may require that the Depositor indemnify the underwriter against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"), or that it will contribute to payments the underwriter may be required to make in respect thereof.

      The Depositor anticipates that the Offered Certificates will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be an "underwriter" within the meaning of the Securities Act in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

      As to each series of Certificates, only those classes rated in an investment grade rating category by a Rating Agency will be offered hereby. Any unrated class may be initially retained by the Depositor, and may be sold by the Depositor at any time to one or more institutional investors.

                                   LEGAL MATTERS

      Certain legal matters in connection with the Certificates, including certain federal income tax consequences, will be passed upon for the Depositor by Thacher Proffitt & Wood, New York, New York.

                               FINANCIAL INFORMATION

      A new Trust Fund will be formed with respect to each series of Certificates and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                      RATING

      It is a condition to the issuance of any class of Offered Certificates that they shall have been rated in one of the four highest rating categories by a Rating Agency.

      Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the provider of Credit Support, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of Stripped Interest Certificates in extreme cases might fail to recoup their initial investments.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                          INDEX OF PRINCIPAL DEFINITIONS

Accrual Certificates...................................................3, 8, 19
Accrued Certificate Interest.................................................19
Act .........................................................................53
Affiliated Sellers...........................................................13
Alliance ....................................................................18
Alliance Funding Division....................................................18
Amount Available.............................................................28
ARM Loans ...................................................................14
Bankruptcy Code..............................................................10
Bankruptcy Loan..............................................................10
Bankruptcy Plan..............................................................10
Book-Entry Certificates......................................................19
CEDEL ........................................................................5
CEDEL Participants...........................................................24
CERCLA ......................................................................12
Certificate Account.......................................................2, 14
Certificate Balance...........................................................3
Certificate Owners...........................................................23
Certificateholders...........................................................ii
Certificates..................................................................1
Code .........................................................................3
Commercial Properties.........................................................1
Commission ..................................................................ii
Compensating Interest........................................................21
Contracts ...................................................................13
Convertible Mortgage Loan....................................................14
Covered Trust............................................................11, 33
CPR .........................................................................17
Credit Support.............................................................i, 2
Curtailment ..................................................................4
Cut-off Date..................................................................3
Deferred Interest.............................................................8
Definitive Certificates......................................................19
Depositor ................................................................1, 18
Determination Date...........................................................19
DOL .........................................................................57
DTC ..................................................................ii, 5, 23
Due Period ...................................................................4
Effective Date...............................................................18
Eligible Account.............................................................27
ERISA ....................................................................6, 56
Euroclear ....................................................................5
Euroclear Participants.......................................................24
Exchange Act.................................................................ii
FDIC ........................................................................11
FHA ..........................................................................i
FHA Claims Administration Agreement..........................................35
FHA Claims Administrator.....................................................35
FHA Insurance Amount.........................................................35
FHA insured ..................................................................i
FHA Regulations..............................................................34
FHA Reserve .................................................................35
FHLMC .......................................................................42
First Liens ..................................................................9
FTC Rule ....................................................................43
Garn-St Germain Act..........................................................42
HUD .........................................................................35
Indirect Participants........................................................23
Installment Contract.........................................................44
Insurance Proceeds...........................................................27
L/C Bank ....................................................................34
Lee .........................................................................18
Lee Servicing Division.......................................................18
Liquidation Proceeds.........................................................27
Manufactured Home Contracts..................................................13
Manufactured Homes............................................................1
Monthly Advance...........................................................4, 21
Moody's .....................................................................27
Mortgage Loan Purchase Price.................................................26
Mortgage Loan Schedule.......................................................25
Mortgage Loans............................................................i, 13
Mortgage Notes...............................................................13
Mortgage Pool..............................................................i, 1
Mortgage Rate.............................................................1, 14
Mortgaged Properties......................................................1, 13
Mortgages ...................................................................13

Mortgagor ....................................................................8
Multifamily Loan.........................................................29, 57
Multifamily Loans............................................................13
Multifamily Properties....................................................1, 13
National Housing Act..........................................................1
Net Liquidation Proceeds.....................................................27
Net Mortgage Rate............................................................21
New Regulations..............................................................56
Nonrecoverable Monthly Advance...............................................21
Nonrecoverable Servicing Advances............................................29
Note Margin .................................................................17
Offered Certificates..........................................................i
OTS .........................................................................18
Parties in Interest..........................................................57
Pass-Through Rate.............................................................3
Permitted Instruments........................................................27
Plan Payment.................................................................10
Plans .......................................................................56
Pooling and Servicing Agreement...............................................2
Pre-Funding Account..........................................................28
Principal and Interest Account............................................2, 14
Principal Prepayment..........................................................4
Qualified Substitute Mortgage Loan...........................................26
Rating Agency.................................................................6
Record Date .................................................................19
Released Mortgaged Property Proceeds.........................................27
Relief Act ..............................................................11, 44
REMIC Regular Certificates....................................................5
REMIC Residual Certificates...................................................5
Remittance Date...............................................................3
REO Property.................................................................27
S&P .........................................................................27
Sellers .....................................................................13
Senior Certificates.......................................................3, 19
Servicing Fee................................................................31
Single Family Loans..........................................................13
Single Family Properties..................................................1, 13
SMMEA .......................................................................58
SPA .........................................................................17
Stripped Interest Certificates...............................................19
Stripped Principal Certificates...........................................3, 19
Sub-Servicer.................................................................29
Sub-Servicing Agreement......................................................29
Subordinate Certificates..................................................3, 19
Termination Price............................................................22
Title I ......................................................................1
Title I Lenders..............................................................34
Title I Loans................................................................11
Title V .....................................................................43
Transfer Report..............................................................35
Trust Assets.................................................................ii
Trust Fund ...................................................................i
Trustee ......................................................................1
Trustee's Mortgage File......................................................25
Unaffiliated Sellers.........................................................13
Voting Rights................................................................12
Warranting Party.............................................................26
Window Period Loans..........................................................42

================================================================================



           NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED
TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT
CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND, IF GIVEN OR MADE,
SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE DEPOSITOR OR BY THE UNDERWRITERS. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, THE SECURITIES OFFERED HEREBY BY ANYONE IN ANY JURISDICTION IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO
SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE ANY SUCH OFFER OR AFC MORTGAGE LOAN ASSET SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT BACKED CERTIFICATES, AND THE PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY SERIES 199__ CIRCUMSTANCES, CREATE AN IMPLICATION THAT INFORMATION HEREIN IS CLASS A CERTIFICATES, CORRECT AS OF ANY TIME SINCE THE DATE OF THIS PROSPECTUS % PASS-THROUGH RATE SUPPLEMENT OR THE PROSPECTUS.


                             TABLE OF CONTENTS
                                                                       Page
                                                                       ----
                           PROSPECTUS SUPPLEMENT

Summary of Prospectus Supplement....................................... S-4
Risk Factors ........................................................  S-13
The Mortgage Pool..................................................... S-14
Certain Yield and Prepayment Considerations........................... S-21
The Depositor......................................................... S-24
The Servicer.......................................................... S-31
Description of the Certificates......................................  S-34
The Trustee........................................................... S-44
The Certificate Insurance Policy and the
 Certificate Insurer.................................................. S-45
Certain Federal Income Tax Consequences............................... S-47
ERISA Considerations.................................................. S-48
Method of Distribution................................................ S-50
Ratings............................................................... S-51
Legal Matters......................................................... S-51


                                PROSPECTUS


Summary of Prospectus...................................................  1
Risk Factors............................................................ 10
Description of the Trust Funds.......................................... 18
Use of Proceeds ........................................................ 22
Yield Considerations.................................................... 22
The Depositor........................................................... 26
The Servicer............................................................ 27
Description of the Certificates......................................... 27
Description of the Pooling and Servicing Agreements..................... 35
Description of Credit Support........................................... 44
Description of FHA Insurance Under Title I ............................. 49
Certain Legal Aspects of Mortgage Loans................................. 51
Certain Federal Income Tax Consequences................................. 63
State and Other Tax Consequences........................................ 78
ERISA Considerations.................................................... 78
Legal Investment........................................................ 81
Method of Distribution.................................................. 81
Legal Matters........................................................... 82
Financial Information..................................................  82
Rating...................................................................83
Index of Principal Definitions...........................................84


           UNTIL , 199 , ALL DEALERS EFFECTING TRANSACTIONS IN THE CLASS A CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

================================================================================


================================================================================


                                     $


                            AFC MORTGAGE LOAN ASSET
                             BACKED CERTIFICATES,
                                  SERIES 199__
                             CLASS A CERTIFICATES,
                              % PASS-THROUGH RATE


                             SUPERIOR BANK FSB
                                 DEPOSITOR


                       _____________________________

                           PROSPECTUS SUPPLEMENT
                       _____________________________



                               [UNDERWRITER]





                          Dated ___________, 199_



================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION (ITEM 14 OF FORM S-3)

           The expenses expected to be incurred in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below. All such expenses, except for the filing fee, are estimated.

 Filing fee for registration statement..................... $   590,000.00
 Legal fees and expenses...................................     200,000.00
 Accounting fees and expenses..............................      75,000.00
 Trustee's fees and expenses (including counsel fees)......      85,000.00
 Printing and engraving fees...............................     100,000.00
 Rating agency fees........................................     300,000.00
 Blue Sky and legal investment fees and expenses...........      10,000.00
 Miscellaneous.............................................      25,000.00
                                                             -------------
           Total...........................................  $1,385,000.00
                                                             =============


INDEMNIFICATION OF DIRECTORS AND OFFICERS (ITEM 15 OF FORM S-3)

           The Pooling and Servicing Agreements pursuant to which the Certificates being registered will be issued (each, a "Pooling and Servicing Agreement") will provide that neither the Registrant nor any director, officer, employee or agent of the Registrant will be under any liability to the trust fund created thereunder (the "Trust Fund") or the holders of the Certificates issued thereunder for any action taken or for refraining from the taking of any action in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment; provided, however, that neither the Registrant nor any such person will be protected against any breach of warranties or representations made in the Pooling and Servicing Agreement, or against any liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of such obligations or duties thereunder. The Pooling and Servicing Agreements will further provide that the Registrant and any director, officer, employee or agent of the Registrant will be entitled to indemnification by the related Trust Fund and will be held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement or the Certificates issued thereunder, other than any loss, liability or expense (i) related to any specific mortgage loan or mortgage loans comprising the Trust Fund (except any such loss, liability or expense otherwise reimbursable pursuant to the related Pooling and Servicing Agreement); (ii) incurred by reason of misfeasance, bad faith or negligence in the performance of obligations or duties under the Pooling and Servicing Agreement, or by reason of reckless disregard of such obligations or duties thereunder; (iii) incurred in connection with any violation by it of any state or federal securities laws; or (iv) imposed by any taxing authority if such loss, liability or expense is not specifically reimbursable pursuant to the terms of the Pooling and Servicing Agreements.

           The underwriter who executes an Underwriting Agreement in the form filed as Exhibit 1.1 to the Registration Statement will agree to indemnify the Registrant's directors and its officers who signed this Registration Statement against certain liabilities which might arise under the Act from certain information furnished to the Registrant by or on behalf of such underwriter.

EXHIBITS (ITEM 16 OF FORM S-3)

Exhibits --

 1.1 -- Form of Underwriting Agreement.*

 4.1 -- Form of Pooling and Servicing Agreement.*

 5.1 -- Opinion of Thacher Proffitt & Wood with respect to legality.

 8.1 -- Opinion of Thacher Proffitt & Wood with respect to certain tax matters (included with Exhibit 5.1).

23.1 -- Consent of Thacher Proffitt & Wood (included as part of Exhibit 5.1 and
        Exhibit 8.1).

25.1 -- Power of Attorney (included on page II-4).

---------

* Previously filed as an Exhibit to Registration Statement on Form S-11 and incorporated herein by reference.


UNDERTAKINGS (ITEM 17 OF FORM S-3)

A.         Undertakings Pursuant to Rule 415.

           The undersigned Registrant hereby undertakes:

                      (a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
           Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

                          (2) That, for the purpose of determining any liability
                     under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and


                          (3) To remove from registration by means of a
                     post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


                     (b) That, for the purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


                     (c) To provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

B.         Undertaking in respect of indemnification.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


           Pursuant to the requirements of Securities Act of 1933, as amended, Superior Bank FSB certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace, State of Illinois, on the 14th day of August, 1998.

                                        SUPERIOR BANK FSB


                                       By:    /s/ William C. Bracken
                                              ----------------------------------
                                              Name:  William C. Bracken
                                              Title:  Senior Vice President and
                                                      Chief Financial Officer





                                POWER OF ATTORNEY

           KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William C. Bracken, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

           Pursuant to the requirements of the Securities Act of 1934, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

                  Signature                                                 Title                                    Date
                  ---------                                                 -----                                    ----
/s/ Neal T. Halleran                                     President                                             August 17, 1998
---------------------------------------------
             (Neal T. Halleran)


 /s/ William C. Bracken                                  Senior Vice President and Chief                       August 17, 1998
---------------------------------------------            Financial Officer (Principal Financial
            (William C. Bracken)                         and Accounting   Officer)


 /s/ Nelson Stephenson                                   Director                                              August 17, 1998
-------------------------------------------
        (Nelson Stephenson)


 /s/ Glen Miller                                         Director                                              August 17, 1998
-------------------------------------------
                (Glen Miller)


 /s/ Marc A. Weisman                                     Director                                              August 17, 1998
-------------------------------------------
              (Marc A. Weisman)


 /s/ Monte Kurs                                          Director                                              August 17, 1998
-------------------------------------------
                (Monte Kurs)


                                  EXHIBIT INDEX


EXHIBIT                                                      LOCATION OF EXHIBIT
SEQUENTIAL                                                           IN
NUMBER              DESCRIPTION OF DOCUMENT                   NUMBERING SYSTEM
------              -----------------------                   ----------------
 1.1 -- Form of Underwriting Agreement.*

 4.1 -- Form of Pooling and Servicing Agreement.*

 5.1 -- Opinion of Thacher Proffitt & Wood with respect to legality.

 8.1 -- Opinion of Thacher Proffitt & Wood with respect to certain tax matters (included with Exhibit 5.1).

23.1 -- Consent of Thacher Proffitt & Wood (included as part of Exhibit 5.1 and Exhibit 8.1).

25.1 -- Power of Attorney (included on page II-4).


-----------
* Previously filed as an Exhibit to Registration Statement on Form S-11 and incorporated herein by reference.